As filed with the Securities and Exchange Commission on March 5, 2020

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09303 & 811-09923

Kinetics Mutual Funds, Inc. & Kinetics Portfolios Trust
 (Exact name of registrant as specified in charter)

470 Park Avenue South
New York, NY 10016
 (Address of principal executive offices) (Zip code)

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI  53202
 (Name and address of agent for service)

(800) 930-3828
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2019

Date of reporting period:  December 31, 2019

Item 1. Report to Stockholders.

December 31, 2019 www.kineticsfunds.com

Annual Report

The Internet Fund

The Global Fund

The Paradigm Fund

The Medical Fund

The Small Cap Opportunities Fund

The Market Opportunities Fund

The Alternative Income Fund

The Multi-Disciplinary Income Fund

The Kinetics Spin-off and Corporate Restructuring Fund

Each a series of Kinetics Mutual Funds, Inc.

Beginning on January 1, 2021, as permitted by the Securities and Exchange Commission, paper copies of shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund. Instead, the reports will be made available on a website (**www.kineticsfunds.com**), and each time a report is posted, you will receive notice by mail providing a link to this website to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive shareholder reports and other communications electronically please call toll-free **1-800-930-3828.**

You may elect to receive all future reports in paper free of charge. All investors who prefer to receive future reports in paper may choose that option by calling toll-free 1-800-930-3828. Your election to receive reports in paper will apply to all funds held with Kinetics Mutual Funds, Inc.

Kinetics Mutual Funds, Inc.

KINETICS MUTUAL FUNDS, INC.
Table of Contents
December 31, 2019

KINETICS MUTUAL FUNDS, INC.
Shareholders’ Letter

Dear Fellow Shareholders:
We are pleased to present the Kinetics Mutual Funds (“Fund” or “Funds”) Annual Report for the twelve-month period ended December 31, 2019. One year ago, capital markets were in relative disarray, as the S&P 500 Index declined nearly 20% from peak to trough in the fourth quarter of 2018, while high yield bonds collapsed over 10% during this period and new (non-investment grade) debt issuance all but ceased. In the past year, the S&P 500 Index rose over 31%, and high yield debt rose over 14%, more than erasing the declines of late 2018. Pundits can argue as to the root cause of the decline, and subsequent recovery, but an objective fact is the response of the U.S. Federal Reserve Bank (“Federal Reserve”), which reduced the target overnight rate three times in 2019 – despite the fact that financial markets had already recovered to all-time high levels before the first rate cut. The Federal Reserve communicated its intentions to reduce rates well in advance of the actual cuts, hence restoring the confidence of risk-oriented capital investors. We are more skeptical than the market regarding the sustainability and net benefit of these policies, and we have adjusted our portfolios accordingly. A performance summary follow (No-Load Class) for the fiscal year ended December 31, 2019: The Internet Fund +26.45%; The Global Fund +21.61%; The Paradigm Fund +30.48%; The Medical Fund +16.04%; The Small Cap Opportunities Fund +27.06%; The Market Opportunities Fund +22.76%; The Alternative Income Fund +2.47%; The Multi-Disciplinary Income Fund +9.08%; and the Kinetics Spin-Off and Corporate Restructuring Fund +31.32%. This compares to returns of: +31.49% for the S&P 500 Index; +22.78% for the S&P 600 Small Cap Index; +26.60% for the MSCI All Country World (ACWI) Index; +8.72% for the Bloomberg Barclays U.S. Aggregate Bond Index; +14.32% for the Bloomberg Barclays U.S. Corporate High Yield Bond Index; +5.01% for the Bloomberg Barclays U.S. 1-3 Year Credit Index; +35.23% for the Nasdaq Composite Index; and +22.01% for the MSCI EAFE Index.
While we continue to provide equity and fixed income reference benchmark performance (to aid in your understanding of how broad asset classes have performed throughout the year ended December 31, 2019), we do not manage our Funds against any specific benchmark, nor have we ever done so in the history of the Funds. We believe that such benchmark adherence is highly detrimental to the long-term returns of a sound investment strategy. Furthermore, in both years of positive and negative returns, it should be noted that the Funds generated returns with little to no exposure to the top positions in the major benchmarks.

The investment team at Horizon Kinetics is widely recognized as being contrarian in our investment process, which produces highly differentiated investments, portfolios and returns. This proclivity towards unconventional thinking is a consequence of our value driven philosophy, as opposed to an underpinning of the investment process. In other words, we are not contrarian for the sake of being contrarian, but rather, we are so due to our price discipline in making investments. In our experience, a company widely thought to be a wonderful investment is seldom available for purchase at a reasonable, let alone a cheap valuation. Hence, whether we agree with conventional wisdom is irrelevant if this optimism is fully discounted into a security price. A security that trades at a reasonable or cheap valuation is generally inexpensive for a specific reason (or perceived reason). If the pessimism is overly discounted in the security price, and/or is not factually grounded, in our view an opportunity exists to purchase the security at an unwarranted discount.
This price discipline has driven the construction and performance of our portfolios over the past several years, despite broad market (beta) exposure and in our opinion, unbridled optimism regarding corporate valuations being consistently rewarded with high absolute returns. We believe that the index (benchmark) performance review should give investors pause, not due to the magnitude of the gains (i.e., the Nasdaq Index +35%), but rather, due to the fact that virtually every asset class generated a positive return last year. Consider that the iShares 20+ Year Treasury Bond ETF, with a portfolio weighted average maturity of 25.52 years in U.S. Treasuries returned over 15% in 2019. This compares to the 30-Year U.S. Treasury offering a yield to maturity of approximately 3% at the outset of the year. That return was generated by declining interest rates and because the yield on a 30-Year U.S. Treasury declined to approximately 2.39% at year-end 2019. This equates to over a 20% decline in the 30-Year yield. This phenomenon has occurred only 5 times in the past 30 years (4 of which were following a global financial crisis), and it coincided with an average equity market return of approximately 8%. In the past 30 years, only one other year has experienced over a 20% decline in 30-year bond yields and over a 20% equity market gain: 1995. In 1995, the U.S. 30-Year Treasury yield declined from 7.89% to 5.96% and the market rose over 34%. This drop in rates catalyzed the technology market’s speculative period leading into 1999-2000, as excess liquidity was directed into rapidly appreciating technology stocks. However, with 6% “risk-free” yields in 30-Year Treasuries and indexation in its infancy, the financial asset inflation was largely isolated to a single niche of stocks.

The foremost differences at year-end 2019 (as compared to 1995) is the absolute level of interest rates (2.39% 30-Year Yield) and the maturity of indexation. This combination has driven excess liquidity into all financial assets, driving prospective future returns to their lowest levels in history. Accordingly, in our view a pragmatic investment solution for this future would be to focus on something upon which the market places zero focus: inflation. The U.S. 10-Year Inflation Protected Bond (TIPs) is pricing a 10-Year inflation breakeven of approximately 1.8% (note that as of February 18, 2020, the 10-Year Treasury offered a 1.55% yield). While the Consumer Price Index and Personal Consumption Expenditures inflation composites are devoid of financial asset inflation, it appears feasible that a belief in inflation spills into the core consumption items that drive these benchmarks. Should this inflation occur, we believe that most portfolios (particularly those thought to be most conservatively positioned) will be exposed to considerable risks. We seek to offset these risks through companies that are inflation beneficiaries, largely as a function of hard asset bases. This hard asset emphasis is apparent across all of our portfolios, as we believe that these companies can continue to achieve strong performance in a “status quo” environment, but are uniquely positioned should interest rates, inflation and/or economic growth deviate from the current equilibrium.
The returns of financial assets over the past decade have been extraordinary, but in our opinion the current backdrop lacks the preconditions for these returns to be repeated or sustained indefinitely. We are thoughtful regarding our investment decisions, and cash balances in light of this belief. As we enter 2020, we recognize that markets can run further from our determination of fair value, but also, we expect that this decade will be wholly unique from the past decade.

KINETICS MUTUAL FUNDS, INC.
Investment Commentary

A cursory review of equity market returns in 2019 would suggest that returns were well diversified across all facets of the U.S. economy. In fact, the average return across the 11 Global Industry Classification Standards (“GICS”) sectors in the S&P 500 Index for the year was over 25%. Furthermore, 9 out of the 11 GICS sectors achieved total returns between approximately 20% and 30% for the year. The outliers were Energy (+7.6%) and Information Technology (+48%). The S&P 500 Index returned over 31% by the year, outperforming the average sector by over 600 basis points by virtue of a 24.5% weighting in Information Technology and a 3.7% weighting in Energy. But even this sectoral analysis fails to fully represent index level drivers; consider the top five companies in the S&P 500 Index (Apple, Microsoft, Alphabet, Amazon and Facebook), which represent approximately 17% of the benchmark. These top 5 constituents rose by an average of nearly 51% for the year (nearly 2,000 basis points over the broader index return), ranging from 23% (Amazon) to 88% (Apple). The performance divide is even more stark in comparison to the S&P 600 Small Cap Index, which returned almost 23% for the year, over 800 basis points below the S&P 500 Index, and 2,800 basis points below the average performance of the top five S&P 500 positions.
This exceptional performance was achieved in a year that “required” the Federal Reserve to reduce overnight lending rates on three separate occasions, amounting to over an 80-basis point reduction in the effective rate (1.56% at year-end). This direct policy easing is addition to what amounted to over $255 billion of “temporary” liquidity outstanding in the U.S. Repurchase Market (“Repo”) at year end. The Federal Reserve is concerted in its effort not to define this as “quantitative easing,” as it is intended to be a temporary activity. This ignores the notion that all of the previous government asset purchases (easing) have been communicated as temporary. While the Federal Reserve did attempt to reduce its balance sheet from a peak of $4.5 trillion (compared to an $890 billion pre-crisis peak), it could only reduce its assets to approximately $3.75 trillion before reversing course, and assets exceeded $4 trillion again by year-end.
In our view, there is a logical inconsistency between declining interest rates and financial market liquidity intervention, along with risk assets (equities, high yield bonds) rising to all-time peak levels. Rather than rejoicing over the market returns associated with these policies, we have become increasingly concerned about the sustainability of this process and its various potential unintended consequences. This, coupled with objectively high equity (relative to normalized cash flow) and debt (relative to yields) prices, resulted in sustained defensive positioning of the portfolios in 2019. The limited value opportunities that we can identify in financial markets have been in sectors that are underweight in the major indexes and in smaller companies, both of which are underrepresented in passive fund flows (ETFs). Despite these top-down performance impediments (sector, small cap and cash), the Kinetics Mutual Funds (“Funds”) generated strong gains on an absolute and relative basis driven by specific security selection.
While these performance drivers are shared across various Funds, specific attribution summaries are as follows:
Paradigm Fund – The Fund continued to maintain a defensive cash position and to emphasize companies with strong balance sheets replete with tangible “hard” assets. These allocations generated positive absolute returns but were less than those of the S&P 500 Index. Specific hard asset-oriented companies with operations in energy, precious metals, real estate and infrastructure drove Fund performance, largely outperforming both the broader market and their respective sectors. The large cash position provided nominal income for the year, hence detracting from overall performance relative to a fully invested portfolio, while a small position in oil field services declined for the year and also detracted from returns.
Small Cap Opportunities Fund – The Fund generated strong absolute and relative returns for the year despite a defensive cash position and a concentration in underperforming sectors (energy, real estate and industrials). However, stock selection within these sectors and position weighting drove performance with the top 5 positions returning over 48% on average (more than double the S&P 600 Small Cap Index).
Market Opportunities Fund – The opportunistic nature of the Fund dictated an ultra-defensive positioning for the year, with a very high cash balance awaiting superior investment opportunities. This was ultimately a material headwind to returns for the year, despite broader market outperformance achieved by each of the top 5 positions. Specifically, positions in energy, cryptocurrency and Canadian real estate drove Fund returns; it should be noted that these asset classes have minimal or no representation in indexes. Despite the speculative nature of nascent asset classes, we believe that hard assets (specifically cryptocurrency) have the potential to preserve purchasing power, a defensive attribute that is seldom appreciated. The large cash position provided nominal income for the year, hence detracting from overall performance relative to a fully invested portfolio, while certain cyclical companies involved in shipping and oil field services declined and detracted from returns.
Internet Fund – The Fund’s mandate is focused on U.S. and foreign companies engaged in the Internet and Internet related activities and whose businesses are vastly improved through the distribution of content and reduction of costs with the use of the Internet. These sectors are the highest valued sectors in the marketplace based on trailing cash flows. These valuations prompted a degree of diversification away from the core sectors, as well as a defensive cash position, both of which detracted from relative returns. Amongst these investments, specific technology-oriented investments in cryptocurrency, energy and defense companies outperformed even the Nasdaq Composite Index. Consequently, these positions also outperformed large Fund holdings in more traditional “Internet” companies that are leaders in web search and payments. We continue to have high conviction in our unique approach towards investing in Internet/technology beneficiary companies.
Global Fund – The Fund is defensively positioned with a large cash balance, which negatively impacted returns for the year. The global equity landscape is divided between the highest valued, but highest quality companies in the United States, along with much cheaper, but lower quality stocks in foreign developed and emerging markets. Most managers (and indexes) work around this predicament by owning multinational corporations that are only globally diversified insomuch as the country of domicile, as compared to the Fund which focuses on global companies that derive a substantial portion of their revenue from local economies. Domestic oriented corporations held by the Fund detracted from returns, as large multinationals outperformed most domestic oriented enterprises. Specific Canadian and British companies held by the Fund involved in precious metals royalties and ship brokerage outperformed on both an aggregate and regional basis.
Medical Fund – The Fund performed largely in line with a composite of U.S. pharmaceutical companies, but it underperformed the broader health care sector due to the lack of exposure to medical equipment and managed care (insurance) companies, both of which are outside the mandate of the Fund. In our view, U.S. pharmaceutical companies continue to offer the best value proposition in the health care universe and are the least exposed to potential regulatory reforms. We continue to view these companies as having robust product pipelines and as attractive long-term compounding investments.
Kinetics Spin-Off and Corporate Restructuring Fund – The Fund generated strong absolute and relative returns for the year, primarily driven by legacy positions with potential future spin-offs or of older vintage. The annual activity for spin-offs continues a recent trend of “asset swapping,” a term that we use for separating business lines with no other motive than seeking higher independent valuations. In past eras the market rewarded scale and diverse business lines, but more recently, it has paid a premium for focused business alignment. A poignant example of this is the Dow/DuPont merger (2017), which has already been reversed through the spin-off of Corteva (agriculture) and Dow (performance materials). To the extent that there is no financial benefit beyond market perception, we find little value in these types of transactions.
Multi-Disciplinary Income Fund – The Fund achieved a respectable return for the year, consistent with a long-term record of exceeding the Bloomberg Barclays U.S. Aggregate Bond Index (lower risk) and underperforming the Bloomberg Barclays U.S. Corporate High Yield Index (higher risk). We believe that the Fund will outperform both benchmarks over a full business cycle when high yield defaults increase, and option premiums rise. Option writing has been minimal throughout the year given suppressed levels of volatility and poor risk-adjusted economics of option exposure. At year end, the CBOE Volatility Index level (an indicator for option pricing) was below 14 and high yield bonds offered forward yields of less than 4.5% - these are conditions in which capital preservation should take primacy.
Alternative Income Fund – The Fund utilized selective, conservative option exposure, largely collateralized by cash, to achieve a reasonable net return (yield) of 2.47%. Furthermore, the Fund lived up to its name, with an “alternative” income stream as evidenced by a 0.05 beta relative to the Bloomberg Barclays U.S. Aggregate Bond Index. In the event that there is an eventual end to the current business cycle, we believe that lower short-term rates and higher implied volatility will align well with this strategy.
In aggregate, the Funds performed very well on an absolute basis, and remarkably well on a relative basis given the lack of overlap with holdings in reference benchmarks. We will strive to continue to deliver reasonable returns as the current market cycles sustains itself and expect to truly differentiate our returns in the eventuality that this cycle ends.

Disclosure
This material is intended to be reviewed in conjunction with a current prospectus, which includes all fees and expenses that apply to a continued investment, as well as information regarding the risk factors, policies and objectives of the Funds. Read it carefully before investing.
Mutual fund investing involves risk. Principal loss is possible. Because The Internet Fund, The Medical Fund and The Market Opportunities Fund invest in a single industry or geographic region, their shares are subject to a higher degree of risk than funds with a higher level of diversification. Internet, biotechnology and certain capital markets or gaming stocks are subject to a rate of change in technology, obsolescence and competition that is generally higher than that of other industries, hence they may experience extreme price and volume fluctuations.
International investing [for all Funds] presents special risks including currency exchange fluctuation, government regulations, and the potential for political and economic instability. Accordingly, the share prices for these Funds are expected to be more volatile than that of U.S.-only funds. Past performance is no guarantee of future performance.
Because smaller companies [for The Small Cap Opportunities Fund] often have narrower markets and limited financial resources, they present more risk than larger, more well established, companies.
Non-investment grade debt securities [for all Funds], i.e., junk bonds, are subject to greater credit risk, price volatility and risk of loss than investment grade securities.
Further, options contain special risks including the imperfect correlation between the value of the option and the value of the underlying asset. Investments [for The Multi- Disciplinary Income Fund and The Alternative Income Fund] in futures, swaps and other derivative instruments may result in loss as derivative instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to the Funds. To the extent the Funds segregate assets to cover derivative positions, they may impair their ability to meet current obligations, to honor requests for redemption and to manage the investments in a manner consistent with their respective investment objectives. Purchasing and writing put and call options and, in particular, writing “uncovered” options are highly specialized activities that entail greater than ordinary investment risk.
As non-diversified Funds, except The Global Fund, The Alternative Income Fund and The Multi-Disciplinary Income Fund, the value of Fund shares may fluctuate more than shares invested in a broader range of industries and companies. Unlike other investment companies that directly acquire and manage their own portfolios of securities, The Kinetics Mutual Funds, except Kinetics Spin-Off and Corporate Restructuring Fund, pursue their investment objectives by investing all of their investable assets in a corresponding portfolio series of the Kinetics Portfolios Trust.
The information concerning the Funds included in the shareholder report contains certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
The MSCI All Country World Index, the S&P 500® Index, NASDAQ Composite®, S&P 600® Small Cap Index, MSCI EAFE® Index, Bloomberg Barclays U.S. 1-3 Year Credit Index, Bloomberg Barclays U.S. Aggregate Bond Index and Bloomberg Barclays U.S. Corporate High Yield Bond Index each represent an unmanaged, broad-basket of stocks or bonds. They are typically used as a proxy for overall market performance.
Distributor: Kinetics Funds Distributor LLC is not an affiliate of Kinetics Mutual Funds, Inc. Kinetics Funds Distributor LLC is an affiliate of Horizon Kinetics Asset Management LLC, Investment Adviser to Kinetics Mutual Funds, Inc.
For more information, log onto www.kineticsfunds.com. January 1, 2020 — Horizon Kinetics Asset Management, LLC®

How a $10,000 and $1,000,000 Investment Have Grown:
The charts show the growth of a $10,000 investment in the Feeder Funds and a $1,000,000 investment in The Kinetics Spin-Off and Restructuring Fund (“The Spin-off Fund”) as compared to the performance of one or two representative market indices. The tables below the charts show the average annual total returns on an investment over various periods. Returns for periods greater than one year are average annual total returns. The annual returns assume the reinvestment of all dividends and distributions, however, the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not predictive of future performance. Current performance may be lower or higher than the returns quoted below. The performance data reflects voluntary fee waivers and expense reimbursements made by the Adviser and the returns would have been lower if these waivers and expense reimbursements were not in effect. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original costs.
S&P 500® Index — is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500® is unmanaged and includes the reinvestment of dividends and does not reflect the payments of transaction costs and advisory fees associated with an investment in the Funds. The securities that comprise the S&P 500® may differ substantially from the securities in the Funds’ portfolios. It is not possible to directly invest in an index.
NASDAQ Composite® — is a broad-based capitalization-weighted index of all NASDAQ stocks. The NASDAQ Composite® is unmanaged and does not include the reinvestment of dividends and does not reflect the payment of transaction costs or advisory fees associated with an investment in the Funds. The securities that comprise the NASDAQ Composite® may differ substantially from the securities in the Funds’ portfolios. It is not possible to directly invest in an index.
MSCI ACWI (All Country World Index) Index — is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indices comprising 23 developed and 26 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Argentina, Brazil, Chile, China, Colombia, Czech

Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. The securities that compromise the MSCI ACWI may differ substantially from the securities in the Funds’ portfolios. It is not possible to directly invest in an index.
S&P 600® SmallCap Index — measures the small-cap segment of the U.S. equity market. The index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable. The securities that comprise the S&P 600® may differ substantially from the securities in the Funds’ portfolios. It is not possible to directly invest in an index.
MSCI EAFE® Index (Europe, Australasia, Far East) — is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. As of June 2, 2014, the MSCI EAFE® Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The securities that compromise the MSCI EAFE® may differ substantially from the securities in the Funds’ portfolio. It is not possible to directly invest in an index.
Bloomberg Barclays U.S. 1-3 Year Credit Index — measures the performance of investment grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar denominated and have a remaining maturity of greater than or equal to one year and less than three years. The securities that compromise the Bloomberg Barclays U.S. 1-3 Year Credit Index may differ substantially from the securities in the Funds’ portfolio. It is not possible to directly invest in an index.
Bloomberg Barclays U.S. Aggregate Bond Index — covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The Index includes multiple types of government and corporate-issued bonds, some of which are asset-backed. The securities that compromise the Bloomberg Barclays U.S. Aggregate Bond Index may differ substantially from the securities in the Funds’ portfolio. It is not possible to directly invest in an index.
Bloomberg Barclays U.S. Corporate High Yield Bond Index —is composed of fixed-rate, publicly issued, non-investment grade debt. The securities that comprise the Bloomberg Barclays U.S. Corporate High Yield Bond Index may differ substantially from the securities in the Funds’ portfolio. It is not possible to directly invest in an index.

The Internet Fund
December 31, 2009 — December 31, 2019 (Unaudited)

	Ended 12/31/2019
		Advisor	Advisor
	No Load	Class A	Class A	Advisor		NASDAQ
	Class	(No Load)	(Load Adjusted)(1)	Class C	S&P 500®	Composite®
One Year	26.45%	26.08%	18.81%	25.45%	31.49%	35.23%
Five Years	7.02%	6.76%	5.50%	6.22%	11.70%	13.63%
Ten Years	11.46%	11.19%	10.54%	10.64%	13.56%	14.74%
Twenty Years	3.29%	N/A	N/A	N/A	6.06%	4.03%
Since Inception
No Load Class
(10/21/96)	13.54%	N/A	N/A	N/A	8.79%	8.92%
Since Inception
Advisor Class A
(4/26/01)	N/A	7.48%	7.14%	N/A	7.41%	8.27%
Since Inception
Advisor Class C
(2/16/07)	N/A	N/A	N/A	8.59%	8.66%	10.45%

(1) Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average annual total returns.

The Global Fund
December 31, 2009 — December 31, 2019 (Unaudited)

	Ended 12/31/2019
		Advisor	Advisor
	No Load	Class A	Class A	Advisor		MSCI
	Class	(No Load)	(Load Adjusted)(1)	Class C	S&P 500®	ACWI
One Year	21.61%	21.10%	14.19%	20.70%	31.49%	26.60%
Five Years	6.45%	6.39%	5.16%	5.65%	11.70%	8.41%
Ten Years	6.86%	6.72%	6.09%	6.05%	13.56%	8.79%
Twenty Years	-0.36%	N/A	N/A	N/A	6.06%	4.52%
Since Inception
No Load Class
(12/31/99)	-0.36%	N/A	N/A	N/A	6.06%	4.52%
Since Inception
Advisor Class A
(5/19/08)	N/A	4.64%	4.10%	N/A	9.60%	5.27%
Since Inception
Advisor Class C
(5/19/08)	N/A	N/A	N/A	3.96%	9.60%	5.27%

(1) Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average annual total returns.

The Paradigm Fund
December 31, 2009 — December 31, 2019 (Unaudited)

	Ended 12/31/2019
		Advisor	Advisor
	No Load	Class A	Class A	Advisor	Institutional		MSCI
	Class	(No Load)	(Load Adjusted)(1)	Class C	Class	S&P 500®	ACWI
One Year	30.48%	30.15%	22.66%	29.49%	30.75%	31.49%	26.60%
Five Years	11.81%	11.53%	10.21%	10.97%	12.04%	11.70%	8.41%
Ten Years	11.84%	11.56%	10.90%	11.00%	12.06%	13.56%	8.79%
Twenty Years	9.87%	N/A	N/A	N/A	N/A	6.06%	4.52%
Since Inception
No Load Class
(12/31/99)	9.87%	N/A	N/A	N/A	N/A	6.06%	4.52%
Since Inception
Advisor Class A
(4/26/01)	N/A	10.06%	9.71%	N/A	N/A	7.41%	6.12%
Since Inception
Advisor Class C
(6/28/02)	N/A	N/A	N/A	10.09%	N/A	9.19%	7.72%
Since Inception
Institutional Class
(5/27/05)	N/A	N/A	N/A	N/A	9.19%	9.28%	7.11%

(1) Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average annual total returns.

The Medical Fund
December 31, 2009 — December 31, 2019 (Unaudited)

	Ended 12/31/2019
		Advisor	Advisor
	No Load	Class A	Class A	Advisor		NASDAQ
	Class	(No Load)	(Load Adjusted)(1)	Class C	S&P 500®	Composite®
One Year	16.04%	15.74%	9.10%	15.18%	31.49%	35.23%
Five Years	5.07%	4.80%	3.57%	4.29%	11.70%	13.63%
Ten Years	10.26%	9.99%	9.34%	9.44%	13.56%	14.74%
Twenty Years	7.66%	N/A	N/A	N/A	6.06%	4.03%
Since Inception
No Load Class
(9/30/99)	9.11%	N/A	N/A	N/A	6.71%	6.02%
Since Inception
Advisor Class A
(4/26/01)	N/A	6.14%	5.81%	N/A	7.41%	8.27%
Since Inception
Advisor Class C
(2/16/07)	N/A	N/A	N/A	7.82%	8.66%	10.45%

(1) Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average annual total returns.

The Small Cap Opportunities Fund
December 31, 2009 — December 31, 2019 (Unaudited)

	Ended 12/31/2019
		Advisor	Advisor
	No Load	Class A	Class A	Advisor	Institutional
	Class	(No Load)	(Load Adjusted)(1)	Class C	Class	S&P 500®	S&P 600®
One Year	27.06%	26.72%	19.43%	26.09%	27.30%	31.49%	22.78%
Five Years	11.91%	11.63%	10.31%	11.07%	12.13%	11.70%	9.56%
Ten Years	12.45%	12.17%	11.50%	11.60%	12.67%	13.56%	13.35%
Since Inception
No Load Class
(3/20/00)	10.60%	N/A	N/A	N/A	N/A	6.16%	9.52%
Since Inception
Advisor Class A
(12/31/01)	N/A	9.15%	8.80%	N/A	N/A	8.08%	9.87%
Since Inception
Advisor Class C
(2/16/07)	N/A	N/A	N/A	6.25%	N/A	8.66%	8.60%
Since Inception
Institutional Class
(8/12/05)	N/A	N/A	N/A	N/A	9.11%	9.20%	9.18%

(1) Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average total returns.

The Market Opportunities Fund
December 31, 2009 — December 31, 2019 (Unaudited)

	Ended 12/31/2019
		Advisor	Advisor
	No Load	Class A	Class A	Advisor	Institutional
	Class	(No Load)	(Load Adjusted)(1)	Class C	Class	S&P 500®	MSCI EAFE®
One Year	22.76%	22.42%	15.38%	21.79%	22.98%	31.49%	22.01%
Five Years	12.02%	11.73%	10.42%	11.17%	12.26%	11.70%	5.67%
Ten Years	11.41%	11.15%	10.49%	10.59%	11.65%	13.56%	5.50%
Since Inception
No Load Class
(1/31/06)	8.81%	N/A	N/A	N/A	N/A	9.15%	3.83%
Since Inception
Advisor Class A
(1/31/06)	N/A	8.54%	8.08%	N/A	N/A	9.15%	3.83%
Since Inception
Advisor Class C
(2/16/07)	N/A	N/A	N/A	6.53%	N/A	8.66%	2.41%
Since Inception
Institutional Class
(5/19/08)	N/A	N/A	N/A	N/A	7.89%	9.60%	2.16%

(1) Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average total returns.

The Alternative Income Fund
December 31, 2009 — December 31, 2019 (Unaudited)

	Ended 12/31/2019
						Bloomberg	Bloomberg
						Barclays	Barclays
		Advisor	Advisor			U.S. 1-3	U.S.
	No Load	Class A	Class A	Advisor	Institutional	Year	Aggregate
	Class	(No Load)	(Load Adjusted)(1)	Class C	Class	Credit	Bond
One Year	2.47%	2.22%	-3.65%	1.71%	2.69%	5.01%	8.72%
Five Years	2.53%	2.26%	1.05%	1.75%	2.72%	2.24%	3.05%
Ten Years	1.90%	1.64%	1.03%	1.15%	2.13%	2.33%	3.75%
Since Inception
No Load Class
(6/29/07)	0.61%	N/A	N/A	N/A	N/A	3.08%	4.36%
Since Inception
Advisor Class A
(6/29/07)	N/A	0.36%	-0.11%	N/A	N/A	3.08%	4.36%
Since Inception
Advisor Class C
(6/29/07)	N/A	N/A	N/A	-0.13%	N/A	3.08%	4.36%
Since Inception
Institutional Class
(6/29/07)	N/A	N/A	N/A	N/A	0.85%	3.08%	4.36%

(1) Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average total returns.

     The Multi-Disciplinary Income Fund
December 31, 2009 — December 31, 2019 (Unaudited)

	Ended 12/31/2019
							Bloomberg
						Bloomberg	Barclays
						Barclays	U.S.
		Advisor	Advisor			U.S.	Corporate
	No Load	Class A	Class A	Advisor	Institutional	Aggregate	High
	Class	(No Load)	(Load Adjusted)(1)	Class C	Class	Bond	Yield Bond
One Year	9.08%	8.81%	2.51%	8.40%	9.38%	8.72%	14.32%
Five Years	4.09%	3.82%	2.59%	3.32%	4.31%	3.05%	6.13%
Ten Years	5.49%	5.22%	4.60%	4.70%	5.70%	3.75%	7.57%
Since Inception
No Load Class
(2/11/08)	4.69%	N/A	N/A	N/A	N/A	3.94%	7.97%
Since Inception
Advisor Class A
(2/11/08)	N/A	4.44%	3.92%	N/A	N/A	3.94%	7.97%
Since Inception
Advisor Class C
(2/11/08)	N/A	N/A	N/A	3.92%	N/A	3.94%	7.97%
Since Inception
Institutional Class
(2/11/08)	N/A	N/A	N/A	N/A	4.90%	3.94%	7.97%

(1) Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average total returns.

The Kinetics Spin-off and Corporate Restructuring Fund
December 31, 2009 — December 31, 2019 (Unaudited)

	Ended 12/31/2019
		Advisor	Advisor
	No Load	Class A	Class A	Advisor	Institutional
	Class	(No Load)	(Load Adjusted)(1)	Class C	Class	S&P 500®
One Year	31.32%	31.30%	23.74%	30.34%	31.74%	31.49%
Five Years	N/A	6.60%	5.57%	5.79%	6.86%	11.70%
Ten Years	N/A	9.02%	8.49%	8.31%	9.30%	13.56%
Since Inception
No Load Class
(12/11/17)	11.13%	N/A	N/A	N/A	N/A	12.11%
Since Inception
Advisor Class A
(5/4/07)	N/A	3.03%	2.63%	N/A	N/A	8.49%
Since Inception
Advisor Class C
(5/24/07)	N/A	N/A	N/A	2.34%	N/A	8.51%
Since Inception
Institutional Class
(7/11/07)	N/A	N/A	N/A	N/A	2.67%	8.52%

(1) Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average annual total returns.

* Reflects the growth of a $1,000,000 investment.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Expense Example
December 31, 2019

Shareholders incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvestments of dividends or other distributions made by a Fund, redemption fees, and exchange fees, and (2), ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help investors understand the ongoing costs (in dollars) of investing in a series of Kinetics Mutual Funds, Inc. (except the Spin-off Fund, each a “Feeder Fund” and including the Spin-off Fund, collectively the “Funds”), and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on July 1, 2019 and held for the entire period from July 1, 2019 to December 31, 2019.
Actual Expenses
The Actual Expenses comparison provides information about actual account values and actual expenses. Unlike other mutual funds that directly acquire and manage their own portfolio securities, each Feeder Fund invests all or generally all of its investable assets in a corresponding series of The Kinetics Portfolios Trust (each, a “Master Portfolio”, and together the “Master Portfolios”), a separately registered investment company. The Master Portfolio, in turn, invests in securities. With this type of organization, expenses can accrue specifically to the Master Portfolio or the Feeder Fund or both. Each Feeder Fund records its proportionate share of the Master Portfolio’s expenses, including directed brokerage credits, on a daily basis. Any expense reductions include Fund-specific expenses as well as the expenses allocated from the Master Portfolio. Note, the Spin-off Fund is not a Feeder Fund.
The Funds will charge shareholder fees for outgoing wire transfers, returned checks, and exchanges executed by telephone between a Fund and any other Fund. The Funds’ transfer agent charges a $5.00 transaction fee to shareholder accounts for telephone exchanges between any two Funds. The Funds’ transfer agent does not charge a transaction fee for written exchange requests. IRA accounts are assessed a $15.00 annual fee. Finally, as a disincentive to market-timing transactions, the Funds will assess a 2.00% fee on the redemption or exchange of Fund shares held for less than 30 days. These fees will be paid to the Funds to help offset transaction costs. The Funds reserve the right to waive the redemption fee, subject to their sole discretion, in instances deemed not to be disadvantageous to the Funds or shareholders as described in the Funds’ prospectus.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Expense Example — (Continued)
December 31, 2019

A shareholder may use the information provided in the first line, together with the amounts invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.
Hypothetical Example for Comparison Purposes
The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The expenses shown in the table are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the Hypothetical Example for Comparison Purposes is useful in comparing ongoing costs only, and will not help determine the relative total costs of owning different funds. In addition, if these transactional costs were included, shareholders costs would have been higher.

KINETICS MUTUAL FUNDS, INC. — THE FUNDS
Expense Example — (Continued)
December 31, 2019

				Expenses Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period*
	Value	Value	Expense	(7/1/19 to
	(7/1/19)	(12/31/19)	Ratio	12/31/19)

The Internet Fund
No Load Class Actual	$1,000.00	$913.20	1.80%	$8.68
No Load Class Hypothetical (5% return
before expenses)	$1,000.00	$1,016.13	1.80%	$9.15
Advisor Class A Actual	$1,000.00	$911.80	2.05%	$9.88
Advisor Class A Hypothetical (5% return
before expenses)	$1,000.00	$1,014.87	2.05%	$10.41
Advisor Class C Actual	$1,000.00	$909.30	2.55%	$12.27
Advisor Class C Hypothetical (5% return
before expenses)	$1,000.00	$1,012.35	2.55%	$12.93

The Global Fund
No Load Class Actual - after expense
reimbursement	$1,000.00	$949.90	1.39%	$6.83
No Load Class Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,018.19	1.39%	$7.07
Advisor Class A Actual - after expense
reimbursement	$1,000.00	$948.30	1.64%	$8.05
Advisor Class A Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,016.93	1.64%	$8.34
Advisor Class C Actual - after expense
reimbursement	$1,000.00	$946.40	2.14%	$10.50
Advisor Class C Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,014.41	2.14%	$10.87

KINETICS MUTUAL FUNDS, INC. — THE FUNDS

Expense Example — (Continued)

December 31, 2019

				Expenses Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period*
	Value	Value	Expense	(7/1/19 to
	(7/1/19)	(12/31/19)	Ratio	12/31/19)

The Paradigm Fund
No Load Class Actual - after expense
reimbursement	$1,000.00	$1,012.10	1.64%	$8.32
No Load Class Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,016.93	1.64%	$8.34
Advisor Class A Actual - after expense
reimbursement	$1,000.00	$1,010.80	1.89%	$9.58
Advisor Class A Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,015.67	1.89%	$9.60
Advisor Class C Actual - after expense
reimbursement	$1,000.00	$1,008.10	2.39%	$12.10
Advisor Class C Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,013.15	2.39%	$12.13
Institutional Class Actual - after expense
reimbursement	$1,000.00	$1,013.00	1.44%	$7.31
Institutional Class Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,017.94	1.44%	$7.32

The Medical Fund
No Load Class Actual - after expense
reimbursement	$1,000.00	$1,112.10	1.39%	$7.40
No Load Class Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,018.19	1.39%	$7.07
Advisor Class A Actual - after expense
reimbursement	$1,000.00	$1,110.50	1.64%	$8.72
Advisor Class A Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,016.93	1.64%	$8.34
Advisor Class C Actual - after expense
reimbursement	$1,000.00	$1,107.90	2.14%	$11.37
Advisor Class C Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,014.41	2.14%	$10.87

KINETICS MUTUAL FUNDS, INC. — THE FUNDS

Expense Example — (Continued)

December 31, 2019

				Expenses Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period*
	Value	Value	Expense	(7/1/19 to
	(7/1/19)	(12/31/19)	Ratio	12/31/19)

The Small Cap Opportunities Fund
No Load Class Actual - after expense
reimbursement	$1,000.00	$1,038.30	1.64%	$8.43
No Load Class Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,016.93	1.64%	$8.34
Advisor Class A Actual - after expense
reimbursement	$1,000.00	$1,037.00	1.89%	$9.70
Advisor Class A Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,015.67	1.89%	$9.60
Advisor Class C Actual - after expense
reimbursement	$1,000.00	$1,034.30	2.39%	$12.25
Advisor Class C Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,013.15	2.39%	$12.13
Institutional Class Actual - after expense
reimbursement	$1,000.00	$1,039.30	1.44%	$7.40
Institutional Class Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,017.94	1.44%	$7.32

The Market Opportunities Fund
No Load Class Actual - after expense
reimbursement	$1,000.00	$976.60	1.40%	$6.97
No Load Class Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,018.14	1.40%	$7.12
Advisor Class A Actual - after expense
reimbursement	$1,000.00	$975.10	1.65%	$8.21
Advisor Class A Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,016.88	1.65%	$8.39
Advisor Class C Actual - after expense
reimbursement	$1,000.00	$972.90	2.15%	$10.69
Advisor Class C Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,014.36	2.15%	$10.92
Institutional Class Actual - after expense
reimbursement	$1,000.00	$977.40	1.20%	$5.98
Institutional Class Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,019.15	1.20%	$6.11

KINETICS MUTUAL FUNDS, INC. — THE FUNDS

Expense Example — (Continued)

December 31, 2019

				Expenses Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period*
	Value	Value	Expense	(7/1/19 to
	(7/1/19)	(12/31/19)	Ratio	12/31/19)

The Alternative Income Fund
No Load Class Actual - after expense
reimbursement	$1,000.00	$1,008.10	0.95%	$4.81
No Load Class Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,020.41	0.95%	$4.84
Advisor Class A Actual - after expense
reimbursement	$1,000.00	$1,006.80	1.20%	$6.07
Advisor Class A Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,019.15	1.20%	$6.11
Advisor Class C Actual - after expense
reimbursement	$1,000.00	$1,004.40	1.70%	$8.59
Advisor Class C Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,016.63	1.70%	$8.64
Institutional Class Actual - after expense
reimbursement	$1,000.00	$1,009.10	0.75%	$3.80
Institutional Class Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,021.42	0.75%	$3.82

The Multi-Disciplinary Income Fund
No Load Class Actual - after expense
reimbursement	$1,000.00	$1,020.00	1.49%	$7.59
No Load Class Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,017.69	1.49%	$7.58
Advisor Class A Actual - after expense
reimbursement	$1,000.00	$1,018.40	1.74%	$8.85
Advisor Class A Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,016.43	1.74%	$8.84
Advisor Class C Actual - after expense
reimbursement	$1,000.00	$1,016.10	2.24%	$11.38
Advisor Class C Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,013.91	2.24%	$11.37
Institutional Class Actual - after expense
reimbursement	$1,000.00	$1,021.00	1.29%	$6.57
Institutional Class Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,018.70	1.29%	$6.56

KINETICS MUTUAL FUNDS, INC. — THE FUNDS

Expense Example — (Continued)

December 31, 2019

				Expenses Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period*
	Value	Value	Expense	(7/1/19 to
	(7/1/19)	(12/31/19)	Ratio	12/31/19)

The Kinetics Spin-off and Corporate Restructuring Fund
No Load Class Actual - after expense
reimbursement	$1,000.00	$1,038.00	1.45%	$7.45
No Load Class Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,017.99	1.45%	$7.37
Advisor Class A Actual - after expense
reimbursement	$1,000.00	$1,038.10	1.50%	$7.71
Advisor Class A Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,017.64	1.50%	$7.63
Advisor Class C Actual - after expense
reimbursement	$1,000.00	$1,034.30	2.25%	$11.54
Advisor Class C Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,013.86	2.25%	$11.42
Institutional Class Actual - after expense
reimbursement	$1,000.00	$1,039.70	1.25%	$6.43
Institutional Class Hypothetical (5% return
before expenses) - after expense
reimbursement	$1,000.00	$1,018.90	1.25%	$6.36

Note:   Each Feeder Fund records its proportionate share of the respective Master Portfolio’s expenses on a daily basis. Any expense reductions include Feeder Fund-specific expenses as well as the expenses allocated from the Master Portfolio.

* Expenses are equal to the to the Fund’s annualized expense ratio after expense reimbursement multiplied by the average account value over the period, multiplied by 184/365.

KINETICS MUTUAL FUNDS, INC. — THE FUND
Allocation of Portfolio Assets
December 31, 2019

The Kinetics Spin-off and Corporate Restructuring Fund

		Percentage
	Market	of Total
Sector Allocation	Value	Net Assets
Mining, Quarrying, and Oil and Gas Extraction	$8,382,490	39.1%
Real Estate and Rental and Leasing	3,168,106	14.8%
Manufacturing	2,363,613	11.0%
Information	2,103,604	9.8%
Management of Companies and Enterprises	1,365,849	6.4%
Administrative and Support and Waste Management and
Remediation Services	1,200,687	5.6%
Educational Services	830,687	3.9%
Finance and Insurance	521,780	2.4%
Transportation and Warehousing	502,600	2.3%
Accommodation and Food Services	389,580	1.8%
Arts, Entertainment, and Recreation	259,302	1.2%
Retail Trade	23,936	0.1%
Professional, Scientific, and Technical Services	17,840	0.1%

KINETICS MUTUAL FUNDS, INC. — THE FUND
The Kinetics Spin-off and Corporate
Restructuring Fund
Schedule of Investments — December 31, 2019

COMMON STOCKS — 98.51%	Shares	Value
Accommodation — 1.82%
Civeo Corporation*	302,000	$389,580
Beverage and Tobacco Product Manufacturing — 0.35%
Crimson Wine Group Limited*	10,000	74,000
Broadcasting (except Internet) — 7.57%
Cable One, Inc.[c]	750	1,116,352
The E.W. Scripps Company — Class A	20,000	314,200
TEGNA, Inc.	11,600	193,604
		1,624,156
Chemical Manufacturing — 0.25%
Prestige Consumer Healthcare, Inc.*	797	32,279
Rayonier Advanced Materials, Inc.	5,800	22,272
		54,551
Data Processor — 5.60%
PayPal Holdings, Inc.*[c]	11,100	1,200,687
Educational Services — 3.87%
Graham Holdings Company — Class B	1,300	830,687
Fabricated Metal Product Manufacturing — 1.12%
Masco Corporation	5,000	239,950
Funds, Trusts, and Other Financial Vehicles — 1.68%
Capital Southwest Corporation	17,300	360,013
Lessors of Nonfinancial Intangible Assets (except Copyrighted Works) — 0.03%
PrairieSky Royalty Limited	500	5,864
Machinery Manufacturing — 2.84%
The Manitowoc Company, Inc.*	8,025	140,438
Welbilt, Inc.*	30,000	468,300
		608,738
Management of Companies and Enterprises — 6.37%
Associated Capital Group, Inc. — Class Ac	33,600	1,317,120
Dundee Corporation — Class A*	48,400	43,831
Galaxy Digital Holdings Ltd.*	6,000	4,898
		1,365,849

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUND
The Kinetics Spin-off and Corporate Restructuring Fund
Schedule of Investments — December 31, 2019 — (Continued)

	Shares	Value

Medical Equipment and Supplies Manufacturing — 0.94%
Avanos Medical, Inc.*	6,000	$202,200
Miscellaneous Manufacturing — 5.39%
CSW Industrials, Inc.[c]	15,000	1,154,999
Oil and Gas Extraction — 39.08%
Texas Pacific Land Trust[c]	10,730	8,382,490
Other Financial Investment Activities — 0.75%
GAMCO Investors, Inc. — Class A	8,300	161,767
Other Telecommunications — 1.74%
Liberty Broadband Corporation — Series A*	3,000	373,680
Publishing Industries (except Internet) — 0.49%
Gannett Co, Inc.	16,578	105,768
Real Estate — 14.74%
Dream Unlimited Corp. — Class Acf	203,200	1,830,842
The Howard Hughes Corporation*[c]	10,500	1,331,400
		3,162,242
Scientific Research and Development Services — 0.08%
Rafael Holdings, Inc. — Class B*	1,000	17,840
Spectator Sports — 1.21%
Liberty Media Corp.-Liberty Braves — Class C*	1,590	46,969
Liberty Media Corp.-Liberty Formula One — Class A*	4,850	212,333
		259,302
Sporting Goods, Hobby, Musical Instrument, and Book Stores — 0.11%
Vista Outdoor, Inc.*	3,200	23,936
Transportation Equipment Manufacturing — 0.14%
Westinghouse Air Brake Technologies Corp.	375	29,175
Water Transportation — 2.34%
A.P. Moeller-Maersk A/S — Class B — ADR	70,000	502,600
TOTAL COMMON STOCKS
(cost $11,813,715)		21,130,074
TOTAL INVESTMENTS — 98.51%
(cost $11,813,715)		$21,130,074

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUND
The Kinetics Spin-off and Corporate Restructuring Fund
Schedule of Investments — December 31, 2019 — (Continued)

Percentages are stated as a percent of net assets.
* — Non-income producing security.
[c] — Significant Investment — See note 6.
[f] — Level 2 Investment — See note 7.
ADR — American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Assets & Liabilities
December 31, 2019

	The Internet	The Global
	Fund	Fund
ASSETS:
Investments in the Master Portfolio, at value*	$118,658,325	$14,408,577
Receivable from Adviser	—	13,825
Receivable for Master Portfolio interest sold	240,200	—
Receivable for Fund shares sold	110,800	14,140
Prepaid expenses and other assets	25,107	21,066
Total Assets	119,034,432	14,457,608
LIABILITIES:
Payable for Master Portfolio interest purchased	—	1,313
Payable to Directors	2,895	322
Payable to Chief Compliance Officer	188	17
Payable for Fund shares repurchased	351,000	12,827
Payable for shareholder servicing fees	25,307	3,025
Payable for distribution fees	1,216	3,569
Accrued expenses and other liabilities	63,225	21,531
Total Liabilities	443,831	42,604
Net Assets	$118,590,601	$14,415,004
NET ASSETS CONSIST OF:
Paid in capital	$94,951,546	$11,665,051
Accumulated earnings	23,639,055	2,749,953
Net Assets	$118,590,601	$14,415,004
CALCULATION OF NET ASSET VALUE PER SHARE – NO LOAD CLASS:
Net Assets	$115,351,082	$8,115,062
Shares outstanding	3,403,777	1,222,019
Net asset value per share (offering price and redemption price)	$33.89	$6.64
CALCULATION OF NET ASSET VALUE PER SHARE – ADVISOR CLASS A:
Net Assets	$2,296,324	$1,330,647
Shares outstanding	74,001	201,479
Net asset value per share (redemption price)	$31.03	$6.60
Offering price per share ($31.03 divided by .9425 and $6.60
divided by .9425)	$32.92	$7.00
CALCULATION OF NET ASSET VALUE PER SHARE - ADVISOR CLASS C:
Net Assets	$943,195	$4,969,295
Shares outstanding	36,162	804,067
Net asset value per share (offering price and redemption price)	$26.08	$6.18

*  Each Feeder Fund invests all or generally all its assets directly in the corresponding Master Portfolio. The financial statements for the Master Portfolios, along with the portfolio of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Feeder Funds’ financial statements.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Assets & Liabilities — (Continued)
December 31, 2019

	The Paradigm	The Medical
	Fund	Fund
ASSETS:
Investments in the Master Portfolio, at value*	$780,117,417	$16,742,127
Receivable from Adviser	—	10,797
Receivable for Master Portfolio interest sold	—	151,330
Receivable for Fund shares sold	643,956	734
Prepaid expenses and other assets	37,980	20,908
Total Assets	780,799,353	16,925,896
LIABILITIES:
Payable for Master Portfolio interest purchased	113,570	—
Payable to Adviser	48,384	—
Payable to Directors	17,834	386
Payable to Chief Compliance Officer	1,193	25
Payable for Fund shares repurchased	530,389	152,063
Payable for shareholder servicing fees	126,901	3,570
Payable for distribution fees	98,476	360
Accrued expenses and other liabilities	202,933	21,492
Total Liabilities	1,139,680	177,896
Net Assets	$779,659,673	$16,748,000
NET ASSETS CONSIST OF:
Paid in capital	$419,930,530	$10,440,841
Accumulated earnings	359,729,143	6,307,159
Net Assets	$779,659,673	$16,748,000
CALCULATION OF NET ASSET VALUE PER SHARE – NO LOAD CLASS:
Net Assets	$348,402,419	$15,442,064
Shares outstanding	6,526,290	582,090
Net asset value per share (offering price and redemption price)	$53.38	$26.53
CALCULATION OF NET ASSET VALUE PER SHARE – ADVISOR CLASS A:
Net Assets	$115,579,708	$1,136,730
Shares outstanding	2,245,635	44,727
Net asset value per share (redemption price)	$51.47	$25.41
Offering price per share ($51.47 divided by .9425 and $25.41
divided by .9425)	$54.61	$26.96
CALCULATION OF NET ASSET VALUE PER SHARE – ADVISOR CLASS C:
Net Assets	$113,299,996	$169,206
Shares outstanding	2,383,135	6,896
Net asset value per share (offering price and redemption price)	$47.54	$24.54
CALCULATION OF NET ASSET VALUE PER SHARE – INSTITUTIONAL CLASS:
Net Assets	$202,377,550	N/A
Shares outstanding	3,756,459	N/A
Net asset value per share (offering price and redemption price)	$53.87	N/A

*  Each Feeder Fund invests all or generally all its assets directly in the corresponding Master Portfolio. The financial statements for the Master Portfolios, along with the portfolio of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Feeder Funds’ financial statements.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Assets & Liabilities — (Continued)
December 31, 2019

	The Small Cap	The Market
	Opportunities	Opportunities
	Fund	Fund
ASSETS:
Investments in the Master Portfolio, at value*	$269,698,838	$86,451,427
Receivable from Adviser	—	19,454
Receivable for Master Portfolio interest sold	1,071,275	52,295
Receivable for Fund shares sold	452,540	3,719
Prepaid expenses and other assets	33,149	32,855
Total Assets	271,255,802	86,559,750
LIABILITIES:
Payable to Adviser	17,231	—
Payable to Directors	6,648	1,981
Payable to Chief Compliance Officer	509	121
Payable for Fund shares repurchased	1,523,815	56,012
Payable for shareholder servicing fees	44,773	15,802
Payable for distribution fees	10,765	7,972
Fund distribution payable	—	2
Accrued expenses and other liabilities	88,042	39,082
Total Liabilities	1,691,783	120,972
Net Assets	$269,564,019	$86,438,778
NET ASSETS CONSIST OF:
Paid in capital	$195,604,165	$59,840,725
Accumulated earnings	73,959,854	26,598,053
Net Assets	$269,564,019	$86,438,778
CALCULATION OF NET ASSET VALUE PER SHARE – NO LOAD CLASS:
Net Assets	$180,575,412	$56,986,740
Shares outstanding	2,764,945	2,133,735
Net asset value per share (offering price and redemption price)	$65.31	$26.71
CALCULATION OF NET ASSET VALUE PER SHARE – ADVISOR CLASS A:
Net Assets	$11,985,627	$6,867,907
Shares outstanding	189,881	261,200
Net asset value per share (redemption price)	$63.12	$26.29
Offering price per share ($63.12 divided by .9425 and $26.29
divided by .9425)	$66.97	$27.89
CALCULATION OF NET ASSET VALUE PER SHARE – ADVISOR CLASS C:
Net Assets	$10,544,133	$10,050,558
Shares outstanding	175,932	400,437
Net asset value per share (offering price and redemption price)	$59.93	$25.10
CALCULATION OF NET ASSET VALUE PER SHARE – INSTITUTIONAL CLASS:
Net Assets	$66,458,847	$12,533,573
Shares outstanding	998,153	462,277
Net asset value per share (offering price and redemption price)	$66.58	$27.11

*  Each Feeder Fund invests all or generally all its assets directly in the corresponding Master Portfolio. The financial statements for the Master Portfolios, along with the portfolio of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Feeder Funds’ financial statements.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Assets & Liabilities — (Continued)
December 31, 2019

		The Multi-
	The Alternative	Disciplinary
	Income	Income
	Fund	Fund

ASSETS:
Investments in the Master Portfolio, at value*	$16,411,892	$35,011,778
Receivable from Adviser	13,062	9,214
Receivable for Master Portfolio interest sold	27,659	—
Receivable for Fund shares sold	10,251	50,700
Prepaid expenses and other assets	17,813	38,952
Total Assets	16,480,677	35,110,644
LIABILITIES:
Payable for Master Portfolio interest purchased	—	42,305
Payable to Directors	429	866
Payable to Chief Compliance Officer	32	54
Payable for Fund shares repurchased	37,910	8,344
Payable for shareholder servicing fees	1,609	4,047
Payable for distribution fees	832	5,292
Fund distribution payable	—	52
Accrued expenses and other liabilities	23,426	27,637
Total Liabilities	64,238	88,597
Net Assets	$16,416,439	$35,022,047
NET ASSETS CONSIST OF:
Paid in capital	$16,349,798	$37,563,253
Accumulated earnings (deficit)	66,641	(2,541,206)
Net Assets	$16,416,439	$35,022,047
CALCULATION OF NET ASSET VALUE PER SHARE – NO LOAD CLASS:
Net Assets	$3,481,597	$6,024,939
Shares outstanding	35,424	550,023
Net asset value per share (offering price and redemption price)	$98.28	$10.95
CALCULATION OF NET ASSET VALUE PER SHARE – ADVISOR CLASS A:
Net Assets	$856,021	$1,851,814
Shares outstanding	8,821	169,847
Net asset value per share (redemption price)	$97.04	$10.90
Offering price per share ($97.04 divided by .9425 and $10.90
divided by .9425)	$102.96	$11.56
CALCULATION OF NET ASSET VALUE PER SHARE – ADVISOR CLASS C:
Net Assets	$711,091	$6,831,183
Shares outstanding	7,613	633,775
Net asset value per share (offering price and redemption price)	$93.41	$10.78
CALCULATION OF NET ASSET VALUE PER SHARE – INSTITUTIONAL CLASS:
Net Assets	$11,367,730	$20,314,111
Shares outstanding	114,143	1,850,663
Net asset value per share (offering price and redemption price)	$99.59	$10.98

*  Each Feeder Fund invests all or generally all its assets directly in the corresponding Master Portfolio. The financial statements for the Master Portfolios, along with the portfolio of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Feeder Funds’ financial statements.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUND
Statements of Assets & Liabilities — (Continued)
December 31, 2019

The Kinetics
Spin-off and
Corporate
Restructuring
Fund

ASSETS:
Investments, at value(1)	$21,130,074
Cash	277,289
Fund shares sold	77,678
Dividends and interest receivable	7,888
Prepaid expenses and other assets	22,872
Total Assets	21,515,801
LIABILITIES:
Payable to Adviser	9,850
Payable to Directors	520
Payable to Chief Compliance Officer	39
Payable to custodian	488
Payable for Fund shares repurchased	9,051
Payable for shareholder servicing fees	2,127
Payable for distribution fees	3,361
Accrued expenses and other liabilities	41,381
Total Liabilities	66,817
Net Assets	$21,448,984
(1) Cost of investments	$11,813,715
NET ASSETS CONSIST OF:
Paid in capital	$12,827,312
Accumulated earnings	8,621,672
Net Assets	$21,448,984
CALCULATION OF NET ASSET VALUE PER SHARE - NO LOAD CLASS:
Net Assets	$60,097
Shares outstanding	4,684
Net asset value per share (offering price and redemption price)	$12.83
CALCULATION OF NET ASSET VALUE PER SHARE - ADVISOR CLASS A:
Net Assets	$3,574,435
Shares outstanding	291,888
Net asset value per share (redemption price)	$12.25
Offering price per share ($12.25 divided by .9425)	$13.00
CALCULATION OF NET ASSET VALUE PER SHARE - ADVISOR CLASS C:
Net Assets	$4,063,910
Shares outstanding	354,184
Net asset value per share (offering price and redemption price)	$11.47
CALCULATION OF NET ASSET VALUE PER SHARE - INSTITUTIONAL CLASS:
Net Assets	$13,750,542
Shares outstanding	1,116,436
Net asset value per share (offering price and redemption price)	$12.32

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Operations
For the Year Ended December 31, 2019

	The Internet	The Global
	Fund	Fund
INVESTMENT LOSS ALLOCATED FROM MASTER PORTFOLIOS:
Dividends†	$394,372	$48,873
Interest	792,773	133,871
Income from securities lending	137,568	5,041
Expenses allocated from Master Portfolio	(1,685,392)	(213,760)
Net investment loss from Master Portfolio	(360,679)	(25,975)
EXPENSES:
Distribution fees – Advisor Class A	6,883	3,229
Distribution fees – Advisor Class C	8,218	37,085
Shareholder servicing fees – Advisor Class A	6,883	3,229
Shareholder servicing fees – Advisor Class C	2,739	12,362
Shareholder servicing fees – No Load Class	297,332	17,968
Transfer agent fees and expenses	90,126	17,538
Reports to shareholders	29,536	3,049
Administration fees	45,586	8,960
Professional fees	21,326	9,922
Directors’ fees	10,918	1,187
Chief Compliance Officer fees	2,266	248
Registration fees	51,071	49,645
Fund accounting fees	5,407	588
Other expenses	4,792	485
Total expenses	583,083	165,495
Less, expense reimbursement	—	(152,355)
Net expenses	583,083	13,140
Net investment loss	(943,762)	(39,115)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
ALLOCATED FROM MASTER PORTFOLIOS:
Net realized loss on:
Investments and foreign currency	(1,224,136)	(70,328)
Net change in unrealized appreciation of:
Investments and foreign currency	29,302,593	2,331,121
Net gain on investments	28,078,457	2,260,793
Net increase in net assets resulting from operations	$27,134,695	$2,221,678
† Net of foreign taxes withheld of:	$1,099	$2,427

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Operations — (Continued)
For the Year Ended December 31, 2019

	The Paradigm	The Medical
	Fund	Fund
INVESTMENT INCOME (LOSS) ALLOCATED FROM MASTER PORTFOLIOS:
Dividends†	$4,298,387	$436,064
Interest	2,413,076	2,910
Income from securities lending	354,822	7,801
Expenses allocated from Master Portfolio	(10,325,022)	(247,047)
Net investment income (loss) from Master Portfolio	(3,258,737)	199,728
EXPENSES:
Distribution fees – Advisor Class A	283,634	3,047
Distribution fees – Advisor Class C	858,886	1,660
Shareholder servicing fees – Advisor Class A	283,634	3,047
Shareholder servicing fees – Advisor Class C	286,295	553
Shareholder servicing fees – No Load Class	862,414	37,372
Shareholder servicing fees – Institutional Class	380,640	—
Transfer agent fees and expenses	175,880	19,685
Reports to shareholders	76,279	3,807
Administration fees	275,833	8,076
Professional fees	90,416	10,294
Directors’ fees	68,701	1,478
Chief Compliance Officer fees	14,465	313
Registration fees	92,875	50,400
Fund accounting fees	33,300	735
Other expenses	29,306	674
Total expenses	3,812,558	141,141
Less, expense waiver for Institutional Class shareholder servicing fees	(285,480)	—
Less, expense reimbursement	(572,803)	(155,676)
Net expenses	2,954,275	(14,535)
Net investment income (loss)	(6,213,012)	214,263
REALIZED AND UNREALIZED GAIN ON INVESTMENTS ALLOCATED
FROM MASTER PORTFOLIOS:
Net realized gain on:
Investments and foreign currency	9,743,514	72,699
Net change in unrealized appreciation of:
Investments and foreign currency	188,910,352	2,139,892
Net gain on investments	198,653,866	2,212,591
Net increase in net assets resulting from operations	$192,440,854	$2,426,854
† Net of foreign taxes withheld of:	$116,112	$16,187

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Operations — (Continued)
For the Year Ended December 31, 2019

	The Small Cap	The Market
	Opportunities	Opportunities
	Fund	Fund

INVESTMENT LOSS ALLOCATED FROM MASTER PORTFOLIOS:
Dividends†	$1,515,434	$374,256
Interest	1,826,154	755,774
Income from securities lending	55,560	28,269
Expenses allocated from Master Portfolio	(3,969,425)	(1,161,256)
Net investment loss from Master Portfolio	(572,277)	(2,957)
EXPENSES:
Distribution fees – Advisor Class A	52,541	17,875
Distribution fees – Advisor Class C	76,645	74,534
Shareholder servicing fees – Advisor Class A	52,541	17,875
Shareholder servicing fees – Advisor Class C	25,548	24,845
Shareholder servicing fees – No Load Class	505,635	138,168
Shareholder servicing fees – Institutional Class	116,983	22,479
Transfer agent fees and expenses	65,390	32,986
Reports to shareholders	46,763	8,864
Administration fees	106,290	33,855
Professional fees	41,039	18,161
Directors’ fees	26,569	7,524
Chief Compliance Officer fees	5,689	1,575
Registration fees	87,506	61,856
Fund accounting fees	12,857	3,682
Other expenses	10,860	3,098
Total expenses	1,232,856	467,377
Less, expense waiver for Institutional Class shareholder servicing fees	(87,737)	(16,859)
Less, expense reimbursement	(313,853)	(371,524)
Net expenses	831,266	78,994
Net investment loss	(1,403,543)	(81,951)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
ALLOCATED FROM MASTER PORTFOLIOS:
Net realized loss on:
Investments and foreign currency	(1,522,409)	(64,759)
Net change in unrealized appreciation of:
Investments and foreign currency	62,286,980	16,276,528
Net gain on investments	60,764,571	16,211,769
Net increase in net assets resulting from operations	$59,361,028	$16,129,818
† Net of foreign taxes withheld of:	$61,624	$10,035

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Operations — (Continued)
For the Year Ended December 31, 2019

		The Multi-
	The Alternative	Disciplinary
	Income	Income
	Fund	Fund
INVESTMENT INCOME ALLOCATED FROM MASTER PORTFOLIOS:
Dividends	$171,142	$248,870
Interest	262,281	1,743,224
Income from securities lending	—	55,674
Expenses allocated from Master Portfolio	(209,508)	(526,341)
Net investment income from Master Portfolio	223,915	1,521,427
EXPENSES:
Distribution fees – Advisor Class A	2,464	6,379
Distribution fees – Advisor Class C	7,199	57,749
Shareholder servicing fees – Advisor Class A	2,464	6,379
Shareholder servicing fees – Advisor Class C	2,399	19,250
Shareholder servicing fees – No Load Class	10,041	14,743
Shareholder servicing fees – Institutional Class	24,763	40,963
Transfer agent fees and expenses	22,974	25,925
Reports to shareholders	3,888	5,031
Administration fees	9,788	16,273
Professional fees	10,516	12,425
Directors’ fees	1,678	3,310
Chief Compliance Officer fees	356	692
Registration fees	62,365	62,975
Fund accounting fees	837	1,652
Other expenses	778	1,550
Total expenses	162,510	275,296
Less, expense waiver for Institutional Class shareholder servicing fees	(18,572)	(30,722)
Less, expense reimbursement	(194,285)	(201,964)
Net expenses	(50,347)	42,610
Net investment income	274,262	1,478,817
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
ALLOCATED FROM MASTER PORTFOLIOS:
Net realized gain (loss) on:
Investments and foreign currency	(117)	(15,235)
Written option contracts expired or closed	31,453	—
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	192,690	1,760,724
Written option contracts	(26,725)	—
Net gain on investments	197,301	1,745,489
Net increase in net assets resulting from operations	$471,563	$3,224,306

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUND
Statements of Operations — (Continued)
For the Year Ended December 31, 2019

The Kinetics
Spin-off and
Corporate
Restructuring
Fund
INVESTMENT INCOME:
Dividends†	$277,530
Interest	19,759
Total investment income	297,289
EXPENSES:
Distribution fees - Advisor Class A	9,431
Distribution fees - Advisor Class C	30,875
Shareholder servicing fees - Advisor Class A	9,431
Shareholder servicing fees - Advisor Class C	10,292
Shareholder servicing fees - No Load Class	33
Shareholder servicing fees - Institutional Class	26,468
Investment advisory fees	211,365
Transfer agent fees and expenses	23,259
Reports to shareholders	3,159
Administration fees	22,511
Professional fees	21,032
Directors’ fees	2,239
Chief Compliance Officer fees	407
Registration fees	65,138
Fund accounting fees	4,950
Custodian fees and expenses	5,493
Other expenses	865
Total expenses	446,948
Less, expense waiver for Institutional Class shareholder servicing fees	(19,851)
Less, expense reimbursement	(112,267)
Net expenses	314,830
Net investment loss	(17,541)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized loss on:
Investments and foreign currency	(11,715)
Net change in unrealized appreciation of:
Investments and foreign currency	5,580,320
Net gain on investments	5,568,605
Net increase in net assets resulting from operations	$5,551,064
† Net of foreign taxes withheld of:	$3,528

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets

	The Internet Fund		The Global Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018

OPERATIONS:
Net investment loss	$(943,762)	$(1,528,279)	$(39,115)	$(85,713)
Net realized gain (loss) on sale of
investments and foreign currency	(1,224,136)	32,297,461	(70,328)	(275,998)
Net change in unrealized appreciation
(depreciation) of investments and
foreign currency	29,302,593	(74,911,350)	2,331,121	(3,290,792)
Net increase (decrease) in net assets
resulting from operations	27,134,695	(44,142,168)	2,221,678	(3,652,503)
DISTRIBUTIONS TO SHAREHOLDERS:
No Load Class (See Note 5)	(1,660,688)	(29,829,211)	—	(4,521)
Advisor Class A (See Note 5)	(37,323)	(761,641)	—	(802)
Advisor Class C (See Note 5)	(17,498)	(385,282)	—	(3,643)
Total distributions to shareholders	(1,715,509)	(30,976,134)	—	(8,966)
CAPITAL SHARE TRANSACTIONS —
NO LOAD CLASS:
Proceeds from shares sold	5,270,641	15,506,662	2,256,422	1,114,685
Redemption fees	8,714	71,771	745	5,543
Proceeds from shares issued to holders
in reinvestment of dividends	1,624,992	29,208,393	—	4,459
Cost of shares redeemed	(18,393,908)	(32,343,565)	(957,402)	(2,135,351)
Net increase (decrease) in net assets
resulting from capital
share transactions	(11,489,561)	12,443,261	1,299,765	(1,010,664)
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS A:
Proceeds from shares sold	224,346	1,208,292	230,935	160,717
Redemption fees	—	2,647	194	75
Proceeds from shares issued to holders
in reinvestment of dividends	35,088	701,010	—	733
Cost of shares redeemed	(1,042,186)	(1,754,869)	(131,383)	(336,656)
Net increase (decrease) in net assets
resulting from capital
share transactions	(782,752)	157,080	99,746	(175,131)

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Internet Fund		The Global Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018

CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS C:
Proceeds from shares sold	$60,875	$617,031	$346,590	$542,381
Redemption fees	—	673	—	—
Proceeds from shares issued to holders
in reinvestment of dividends	17,339	378,088	—	3,544
Cost of shares redeemed	(448,172)	(816,194)	(514,127)	(380,036)
Net increase (decrease) in net assets
resulting from capital
share transactions	(369,958)	179,598	(167,537)	165,889
TOTAL INCREASE (DECREASE) IN
NET ASSETS:	12,776,915	(62,338,363)	3,453,652	(4,681,375)
NET ASSETS:
Beginning of year	105,813,686	168,152,049	10,961,352	15,642,727
End of year	$118,590,601	$105,813,686	$14,415,004	$10,961,352
CHANGES IN SHARES OUTSTANDING —
NO LOAD CLASS:
Shares sold	149,438	312,559	335,378	160,540
Shares issued in reinvestments of
dividends and distributions	47,738	1,071,144	—	815
Shares redeemed	(554,177)	(730,044)	(150,116)	(323,558)
Net increase (decrease) in
shares outstanding	(357,001)	653,659	185,262	(162,203)
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS A:
Shares sold	7,075	26,425	36,555	23,309
Shares issued in reinvestments of
dividends and distributions	1,126	27,962	—	134
Shares redeemed	(33,444)	(40,084)	(20,901)	(50,489)
Net increase (decrease) in
shares outstanding	(25,243)	14,303	15,654	(27,046)
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS C:
Shares sold	2,262	14,737	54,991	84,067
Shares issued in reinvestments of
dividends and distributions	662	17,801	—	691
Shares redeemed	(17,043)	(24,012)	(87,017)	(68,137)
Net increase (decrease) in
shares outstanding	(14,119)	8,526	(32,026)	16,621

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Paradigm Fund		The Medical Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018

OPERATIONS:
Net investment income (loss)	$(6,213,012)	$(8,440,870)	$214,263	$176,963
Net realized gain on sale of investments
and foreign currency	9,743,514	126,256,576	72,699	1,558,346
Net change in unrealized appreciation
(depreciation) of investments and
foreign currency	188,910,352	(161,220,219)	2,139,892	(1,464,481)
Net increase (decrease) in net assets
resulting from operations	192,440,854	(43,404,513)	2,426,854	270,828
DISTRIBUTIONS TO SHAREHOLDERS:
No Load Class (See Note 5)	(3,462,184)	(28,537,272)	(403,200)	(1,297,367)
Advisor Class A (See Note 5)	(1,174,407)	(9,460,887)	(27,988)	(114,972)
Advisor Class C (See Note 5)	(1,246,265)	(10,598,549)	(2,996)	(28,691)
Institutional Class (See Note 5)	(2,393,279)	(14,412,154)	N/A	N/A
Total distributions to shareholders	(8,276,135)	(63,008,862)	(434,184)	(1,441,030)
CAPITAL SHARE TRANSACTIONS —
NO LOAD CLASS:
Proceeds from shares sold	20,519,088	82,815,246	182,053	275,511
Redemption fees	6,123	36,638	4	600
Proceeds from shares issued to holders
in reinvestment of dividends	3,353,506	27,524,795	396,772	1,275,339
Cost of shares redeemed	(57,909,348)	(101,236,433)	(1,774,845)	(1,751,133)
Net increase (decrease) in net assets
resulting from capital
share transactions	(34,030,631)	9,140,246	(1,196,016)	(199,683)

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Paradigm Fund		The Medical Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018

CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS A:
Proceeds from shares sold	$21,543,168	$21,835,533	$4,266	$43,479
Redemption fees	446	435	—	—
Proceeds from shares issued to holders
in reinvestment of dividends	1,049,968	8,391,508	25,639	106,203
Cost of shares redeemed	(29,606,020)	(26,515,410)	(353,673)	(1,718,121)
Net increase (decrease) in net assets
resulting from capital
share transactions	(7,012,438)	3,712,066	(323,768)	(1,568,439)
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS C:
Proceeds from shares sold	3,856,068	4,108,371	222	6,203
Redemption fees	419	233	—	—
Proceeds from shares issued to holders
in reinvestment of dividends	1,161,370	9,940,055	2,751	17,314
Cost of shares redeemed	(20,255,099)	(15,531,853)	(181,358)	(60,909)
Net decrease in net assets resulting
from capital share transactions	(15,237,242)	(1,483,194)	(178,385)	(37,392)
CAPITAL SHARE TRANSACTIONS —
INSTITUTIONAL CLASS:
Proceeds from shares sold	43,225,437	55,326,340	N/A	N/A
Redemption fees	17,598	667	N/A	N/A
Proceeds from shares issued to holders
in reinvestment of dividends	1,981,530	12,639,473	N/A	N/A
Cost of shares redeemed	(36,627,967)	(104,577,445)	N/A	N/A
Net increase (decrease) in net assets
resulting from capital
share transactions	8,596,598	(36,610,965)	N/A	N/A
TOTAL INCREASE (DECREASE) IN
NET ASSETS:	136,481,006	(131,655,222)	294,501	(2,975,716)
NET ASSETS:
Beginning of year	643,178,667	774,833,889	16,453,499	19,429,215
End of year	$779,659,673	$643,178,667	$16,748,000	$16,453,499
CHANGES IN SHARES OUTSTANDING —
NO LOAD CLASS:
Shares sold	410,154	1,519,083	7,386	10,660
Shares issued in reinvestments of
dividends and distributions	62,635	666,945	14,984	55,235
Shares redeemed	(1,158,087)	(1,993,617)	(71,613)	(68,554)
Net increase (decrease) in
shares outstanding	(685,298)	192,411	(49,243)	(2,659)

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Paradigm Fund		The Medical Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018

CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS A:
Shares sold	437,515	412,429	180	1,803
Shares issued in reinvestments of
dividends and distributions	20,345	210,314	1,011	4,797
Shares redeemed	(602,916)	(530,967)	(15,103)	(70,696)
Net increase (decrease) in
shares outstanding	(145,056)	91,776	(13,912)	(64,096)
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS C:
Shares sold	83,907	83,476	9	261
Shares issued in reinvestments of
dividends and distributions	24,363	268,071	112	811
Shares redeemed	(438,684)	(328,265)	(7,986)	(2,576)
Net increase (decrease) in
shares outstanding	(330,414)	23,282	(7,865)	(1,504)
CHANGES IN SHARES OUTSTANDING —
INSTITUTIONAL CLASS:
Shares sold	862,820	1,056,356	N/A	N/A
Shares issued in reinvestments of
dividends and distributions	36,681	303,541	N/A	N/A
Shares redeemed	(716,053)	(2,078,833)	N/A	N/A
Net increase (decrease) in
shares outstanding	183,448	(718,936)	N/A	N/A

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Small Cap		The Market
	Opportunities Fund		Opportunities Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018

OPERATIONS:
Net investment loss	$(1,403,543)	$(1,690,146)	$(81,951)	$(515,996)
Net realized gain (loss) on sale of
investments and foreign currency	(1,522,409)	1,459,768	(64,759)	3,265,471
Net change in unrealized appreciation
(depreciation) of investments and
foreign currency	62,286,980	(7,770,718)	16,276,528	(12,163,458)
Net increase (decrease) in net assets
resulting from operations	59,361,028	(8,001,096)	16,129,818	(9,413,983)
DISTRIBUTIONS TO SHAREHOLDERS:
No Load Class (See Note 5)	—	—	(189,407)	(4,071,130)
Advisor Class A (See Note 5)	—	—	(4,687)	(550,627)
Advisor Class C (See Note 5)	—	—	—	(756,822)
Institutional Class (See Note 5)	—	—	(65,460)	(797,447)
Total distributions to shareholders	—	—	(259,554)	(6,176,026)
CAPITAL SHARE TRANSACTIONS —
NO LOAD CLASS:
Proceeds from shares sold	85,965,444	143,962,162	3,345,164	11,158,690
Redemption fees	12,776	105,311	6,039	22,294
Proceeds from shares issued to holders
in reinvestment of dividends	—	—	188,418	4,049,701
Cost of shares redeemed	(112,344,511)	(107,174,264)	(5,586,777)	(7,907,108)
Net increase (decrease) in net assets
resulting from capital
share transactions	(26,366,291)	36,893,209	(2,047,156)	7,323,577

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Small Cap		The Market
	Opportunities Fund		Opportunities Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018

CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS A:
Proceeds from shares sold	$22,994,981	$10,894,936	$844,247	$2,608,472
Redemption fees	437	42	—	1,069
Proceeds from shares issued to holders
in reinvestment of dividends	—	—	4,056	488,996
Cost of shares redeemed	(24,146,901)	(11,614,360)	(1,786,138)	(2,750,126)
Net increase (decrease) in net assets
resulting from capital
share transactions	(1,151,483)	(719,382)	(937,835)	348,411
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS C:
Proceeds from shares sold	2,459,311	2,267,642	770,063	2,488,206
Redemption fees	—	61	—	—
Proceeds from shares issued to holders
in reinvestment of dividends	—	—	—	710,825
Cost of shares redeemed	(2,527,500)	(1,950,729)	(1,093,490)	(898,991)
Net increase (decrease) in net assets
resulting from capital
share transactions	(68,189)	316,974	(323,427)	2,300,040
CAPITAL SHARE TRANSACTIONS —
INSTITUTIONAL CLASS:
Proceeds from shares sold	28,923,360	59,836,127	2,934,130	4,583,098
Redemption fees	550	194	50	3,077
Proceeds from shares issued to holders
in reinvestment of dividends	—	—	61,881	772,205
Cost of shares redeemed	(14,417,845)	(46,387,833)	(2,020,391)	(4,061,116)
Net increase in net assets resulting
from capital share transactions	14,506,065	13,448,488	975,670	1,297,264
TOTAL INCREASE (DECREASE) IN
NET ASSETS:	46,281,130	41,938,193	13,537,516	(4,320,717)
NET ASSETS:
Beginning of year	223,282,889	181,344,696	72,901,262	77,221,979
End of year	$269,564,019	$223,282,889	$86,438,778	$72,901,262

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Small Cap		The Market
	Opportunities Fund		Opportunities Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018

CHANGES IN SHARES OUTSTANDING —
NO LOAD CLASS:
Shares sold	1,418,304	2,475,834	128,868	409,732
Shares issued in reinvestments of
dividends and distributions	—	—	7,028	184,918
Shares redeemed	(1,850,216)	(1,892,831)	(223,066)	(293,818)
Net increase (decrease) in
shares outstanding	(431,912)	583,003	(87,170)	300,832
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS A:
Shares sold	391,959	181,646	33,361	96,994
Shares issued in reinvestments of
dividends and distributions	—	—	154	22,681
Shares redeemed	(412,993)	(206,344)	(71,286)	(106,854)
Net increase (decrease) in
shares outstanding	(21,034)	(24,698)	(37,771)	12,821
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS C:
Shares sold	44,115	42,783	32,048	95,868
Shares issued in reinvestments of
dividends and distributions	—	—	—	34,389
Shares redeemed	(44,344)	(36,924)	(44,969)	(35,654)
Net increase (decrease) in
shares outstanding	(229)	5,859	(12,921)	94,603
CHANGES IN SHARES OUTSTANDING —
INSTITUTIONAL CLASS:
Shares sold	467,046	1,013,611	111,877	164,990
Shares issued in reinvestments of
dividends and distributions	—	—	2,273	34,737
Shares redeemed	(235,088)	(775,830)	(79,224)	(150,570)
Net increase in shares outstanding	231,958	237,781	34,926	49,157

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Alternative		The Multi-
	Income Fund		Disciplinary Income Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018

OPERATIONS:
Net investment income	$274,262	$212,204	$1,478,817	$1,740,685
Net realized gain (loss) on sale of
investments, foreign currency and
written options	31,336	12,211	(15,235)	(106,042)
Net change in unrealized appreciation
(depreciation) of investments,
foreign currency and
written options	165,965	(52,473)	1,760,724	(2,045,258)
Net increase (decrease) in net assets
resulting from operations	471,563	171,942	3,224,306	(410,615)
DISTRIBUTIONS TO SHAREHOLDERS:
No Load Class (See Note 5)	(62,862)	(43,839)	(244,012)	(279,550)
Advisor Class A (See Note 5)	(13,082)	(7,366)	(94,067)	(135,583)
Advisor Class C (See Note 5)	(8,243)	(2,517)	(258,173)	(274,465)
Institutional Class (See Note 5)	(218,994)	(157,514)	(880,291)	(1,052,523)
Total distributions to shareholders	(303,181)	(211,236)	(1,476,543)	(1,742,121)
CAPITAL SHARE TRANSACTIONS —
NO LOAD CLASS:
Proceeds from shares sold	356,721	1,775,799	920,806	1,580,972
Redemption fees	—	693	1	—
Proceeds from shares issued to holders
in reinvestment of dividends	55,029	38,990	237,006	269,844
Cost of shares redeemed	(1,232,243)	(2,508,132)	(1,540,353)	(2,346,967)
Net decrease in net assets resulting
from capital
share transactions	(820,493)	(692,650)	(382,540)	(496,151)

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Alternative		The Multi-
	Income Fund		Disciplinary Income Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS A:
Proceeds from shares sold	319,008	200,164	105,243	740,005
Proceeds from shares issued to holders
in reinvestment of dividends	12,567	7,098	81,281	120,015
Cost of shares redeemed	(416,587)	(769,557)	(1,280,504)	(2,516,680)
Net decrease in net assets resulting
from capital share transactions	(85,012)	(562,295)	(1,093,980)	(1,656,660)
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS C:
Proceeds from shares sold	—	100,725	295,850	2,550,446
Proceeds from shares issued to holders
in reinvestment of dividends	7,626	2,361	221,021	240,821
Cost of shares redeemed	(412,199)	(506,070)	(1,778,627)	(1,640,422)
Net increase (decrease) in net assets
resulting from capital
share transactions	(404,573)	(402,984)	(1,261,756)	1,150,845
CAPITAL SHARE TRANSACTIONS —
INSTITUTIONAL CLASS:
Proceeds from shares sold	2,070,884	2,595,166	1,913,614	4,284,382
Redemption fees	59	21	—	—
Proceeds from shares issued to holders
in reinvestment of dividends	218,911	157,456	874,052	1,044,349
Cost of shares redeemed	(3,754,308)	(5,023,911)	(4,014,227)	(13,935,784)
Net decrease in net assets resulting
from capital share transactions	(1,464,454)	(2,271,268)	(1,226,561)	(8,607,053)
TOTAL DECREASE IN NET ASSETS:	(2,606,150)	(3,968,491)	(2,217,074)	(11,761,755)
NET ASSETS:
Beginning of year	19,022,589	22,991,080	37,239,121	49,000,876
End of year	$16,416,439	$19,022,589	$35,022,047	$37,239,121

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Alternative		The Multi-
	Income Fund		Disciplinary Income Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018

CHANGES IN SHARES OUTSTANDING —
NO LOAD CLASS:
Shares sold	3,638	18,217	84,261	144,240
Shares issued in reinvestments of
dividends and distributions	560	401	21,719	25,153
Shares redeemed	(12,537)	(25,771)	(142,619)	(215,707)
Net decrease in shares outstanding	(8,339)	(7,153)	(36,639)	(46,314)
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS A:
Shares sold	3,292	2,079	9,643	67,860
Shares issued in reinvestments of
dividends and distributions	130	74	7,489	11,231
Shares redeemed	(4,290)	(8,043)	(117,437)	(232,124)
Net decrease in shares outstanding	(868)	(5,890)	(100,305)	(153,033)
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS C:
Shares sold	—	1,088	27,584	237,920
Shares issued in reinvestments of
dividends and distributions	82	25	20,594	22,803
Shares redeemed	(4,417)	(5,485)	(165,068)	(153,690)
Net increase (decrease) in
shares outstanding	(4,335)	(4,372)	(116,890)	107,033
CHANGES IN SHARES OUTSTANDING —
INSTITUTIONAL CLASS:
Shares sold	20,813	26,221	174,341	391,889
Shares issued in reinvestments of
dividends and distributions	2,200	1,595	79,936	97,116
Shares redeemed	(37,681)	(50,795)	(366,699)	(1,279,794)
Net decrease in shares outstanding	(14,668)	(22,979)	(112,422)	(790,789)

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUND
Statements of Changes in Net Assets — (Continued)

	The Kinetics Spin-off and
	Corporate Restructuring Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2019	2018
OPERATIONS:
Net investment loss	$(17,541)	$(166,846)
Net realized loss on sale of investments and foreign currency	(11,715)	(117,499)
Net change in unrealized appreciation (depreciation) of investments	5,580,320	(1,246,793)
Net increase (decrease) in net assets resulting from operations	5,551,064	(1,531,138)
DISTRIBUTIONS TO SHAREHOLDERS:
No Load Class (See Note 5)	—	(506)
Advisor Class A (See Note 5)	—	(153,489)
Advisor Class C (See Note 5)	—	(201,832)
Institutional Class (See Note 5)	(12,075)	(525,309)
Total distributions to shareholders	(12,075)	(881,136)
CAPITAL SHARE TRANSACTIONS — NO LOAD CLASS:
Proceeds from shares sold	47,677	2,600
Proceeds from shares issued to holders in reinvestment of dividends	—	506
Cost of shares redeemed	(2,356)	—
Net increase in net assets resulting from capital share transactions	45,321	3,106
CAPITAL SHARE TRANSACTIONS — ADVISOR CLASS A:
Proceeds from shares sold	458,418	83,577
Proceeds from shares issued to holders in reinvestment of dividends	—	149,160
Cost of shares redeemed	(1,143,509)	(823,693)
Net decrease in net assets resulting from capital share transactions	(685,091)	(590,956)
CAPITAL SHARE TRANSACTIONS — ADVISOR CLASS C:
Proceeds from shares sold	21,995	40,259
Proceeds from shares issued to holders in reinvestment of dividends	—	201,572
Cost of shares redeemed	(1,213,923)	(1,087,034)
Net decrease in net assets resulting from capital share transactions	(1,191,928)	(845,203)
CAPITAL SHARE TRANSACTIONS — INSTITUTIONAL CLASS:
Proceeds from shares sold	294,903	300,943
Proceeds from shares issued to holders in reinvestment of dividends	10,093	442,957
Cost of shares redeemed	(1,281,766)	(2,088,988)
Net decrease in net assets resulting from capital share transactions	(976,770)	(1,345,088)
TOTAL INCREASE (DECREASE) IN NET ASSETS:	2,730,521	(5,190,415)
NET ASSETS:
Beginning of year	18,718,463	23,908,878
End of year	$21,448,984	$18,718,463

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUND
Statements of Changes in Net Assets — (Continued)

	The Kinetics Spin-off and
	Corporate Restructuring Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2019	2018
CHANGES IN SHARES OUTSTANDING — NO LOAD CLASS:
Shares sold	3,716	195
Shares issued in reinvestments of dividends and distributions	—	52
Shares redeemed	(204)	—
Net increase in shares outstanding	3,512	247
CHANGES IN SHARES OUTSTANDING — ADVISOR CLASS A:
Shares sold	40,907	6,872
Shares issued in reinvestments of dividends and distributions	—	16,073
Shares redeemed	(103,228)	(73,949)
Net decrease in shares outstanding	(62,321)	(51,004)
CHANGES IN SHARES OUTSTANDING — ADVISOR CLASS C:
Shares sold	2,038	3,328
Shares issued in reinvestments of dividends and distributions	—	23,010
Shares redeemed	(115,131)	(102,216)
Net decrease in shares outstanding	(113,093)	(75,878)
CHANGES IN SHARES OUTSTANDING — INSTITUTIONAL CLASS:
Shares sold	25,013	25,225
Shares issued in reinvestments of dividends and distributions	818	47,528
Shares redeemed	(115,107)	(182,315)
Net decrease in shares outstanding	(89,276)	(109,562)

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements
December 31, 2019

1. Organization
Kinetics Mutual Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is incorporated in the State of Maryland. The Company is an open-end management investment company issuing its shares in series. One billion shares are authorized for the Company with a par value of $0.001 per share. The series of the Company presently authorized are The Internet Fund (“Internet”), The Global Fund (“Global”), The Paradigm Fund (“Paradigm”), The Medical Fund (“Medical”), The Small Cap Opportunities Fund (“Small Cap”), The Market Opportunities Fund (“Market Opportunities”), The Alternative Income Fund (“Alternative Income”), The Multi-Disciplinary Income Fund (“Multi-Disciplinary Income”) and The Kinetics Spin-off and Corporate Restructuring Fund (“Spin-off Fund”). Investment operations of the Company began on October 21, 1996 (Internet), September 30, 1999 (Medical), December 31, 1999 (Global and Paradigm), March 20, 2000 (Small Cap), January 31, 2006 (Market Opportunities), June 29, 2007 (Alternative Income), February 11, 2008 (Multi-Disciplinary Income) and May 4, 2007 (Spin-off Fund). The Spin-off Fund completed a plan of reorganization at the close of business on December 8, 2017 to begin operations under the Company. Prior to December 8, 2017, the Spin-off Fund, was known as Horizon Spin-off and Corporate Restructuring a series of Investment Managers Series Trust. Each series, except the Spin-off Fund, unlike many other investment companies which directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its investable assets in a corresponding portfolio series (each a “Master Portfolio” and collectively the “Master Portfolios”) of Kinetics Portfolios Trust (the “Trust”). The Spin-off Fund does not invest all of its investable assets in a Master Portfolio and will directly acquire and manage its own portfolio of securities.
On April 28, 2000 (January 31, 2006, with respect to Market Opportunities, June 29, 2007, with respect to Alternative Income, and February 11, 2008, with respect to Multi-Disciplinary Income), each series in the Company, except for the Spin-off Fund, entered into a master-feeder fund structure. By entering into this structure, each series, except for the Spin-off Fund, (each a “Feeder Fund” and collectively, the “Feeder Funds”) invested all of its assets in a corresponding Master Portfolio which had the same investment objective as the Feeder Fund. Each Master Portfolio has multiple feeder funds. Each Feeder Fund receives a

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2019

proportionate amount of interest in the Master Portfolio equal to its relative contribution of capital. Thus, each Feeder Fund is allocated its portion of income, gains (losses) and expenses from the Master Portfolio.
Each Feeder Fund’s respective interest in the corresponding Master Portfolio as of December 31, 2019, is as follows:

Interest in
Master Portfolio
The Internet Fund	99.977%
The Global Fund	99.932%
The Paradigm Fund	97.576%
The Medical Fund	99.753%
The Small Cap Opportunities Fund	99.973%
The Market Opportunities Fund	99.968%
The Alternative Income Fund	99.218%
The Multi-Disciplinary Income Fund	99.453%

Prior to the conversion to a master-feeder fund structure on April 28, 2000, each then existing series conducted its own investment operations.
As of December 31, 2019, each of the Funds offers Advisor Class A shares. Advisor Class A shares are subject to an annual Rule 12b-1 fee of 0.25% of average daily net assets and a shareholder servicing fee of 0.25% of average daily net assets. The Advisor Class A shares are also subject to a front-end sales charge of 5.75%.
As of December 31, 2019, each of the Funds offers Advisor Class C shares. Advisor Class C shares are subject to an annual Rule 12b-1 fee of 0.75% of average daily net assets and a shareholder servicing fee of 0.25% of average daily net assets. If you sell your Advisor Class C shares within 12 months of purchase, you will have to pay a contingent deferred sales charge of 1.00%, which is applied to the NAV of the shares on the date of original purchase or on the date of redemption, whichever is less.
As of December 31, 2019, each of the Funds offers No Load Class shares. No Load Class shares are subject to a shareholder servicing fee of 0.25% of average daily net assets but do not have 12b-1 fees or a sales charge.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2019

As of December 31, 2019, the Paradigm, Small Cap, Market Opportunities, Alternative Income, Multi-Disciplinary Income and Spin-off funds offer Institutional Class shares. Institutional Class shares are subject to a shareholder servicing fee of 0.20% of average daily net assets but do not have 12b-1 fees or a sales charge. The Adviser has contractually agreed to waive the portion of the Institutional Class shareholder servicing fee in excess of 0.05%.
Each class of shares for each Feeder Fund and the Spin-off Fund has identical rights and privileges except with respect to the Rule 12b-1 fees paid by the Advisor Class A and Advisor Class C shares, the front-end sales charge on the Advisor Class A shares, the contingent deferred sales charge on Class C, the shareholder servicing fees paid by the Advisor Class A, Advisor Class C, No Load Class and Institutional Class shares, voting rights on matters pertaining to a single class of shares and the exchange privileges of each class of shares. Shares of each Feeder Fund and the Spin-off Fund will assess a 2.00% redemption fee (with exceptions) on shares redeemed or exchanged within 30 days of purchase. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class based on its relative net assets.
Refer to the Master Portfolios’ financial statements to obtain information about the investment objective of the corresponding Feeder Fund. The financial statements of the Master Portfolios, including the portfolios of investments, are contained elsewhere in this report and should be read in conjunction with the Feeder Funds’ financial statements.
2. Significant Accounting Policies
Security Valuation
Master Portfolios and Spin-off Fund equity securities that are listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. All equity securities, including exchange-traded funds, that are traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued using the NASDAQ Official Closing Price (“NOCP”). In the event market quotations are not readily available or if events occur that may materially affect the value of a particular security

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2019

between the time trading ends on a particular security and the close of regular trading on the New York Stock Exchange (“NYSE”), “fair value” will be determined. Unlisted equity securities and listed equity securities not traded on the valuation date for which market quotations are readily available are valued at the last bid price. Futures, options on futures and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter markets and are freely transferable will be valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. If a composite option price is not available, then a quote provided by one of the authorized pricing vendors will be used. If neither a composite price nor a quote from an authorized pricing provider is available, and it is the day of expiration or post-expiration, expiring options will be priced at intrinsic value. Non-exchange-traded options for which over-the-counter quotations are not readily available are valued at the mean between the last bid and asked quotations. Debt obligations (including convertible securities) that are either investment grade or below investment grade and irrespective of days to maturity are valued at evaluated mean by one of the authorized third party pricing agents which rely on various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Certain instruments, such as repurchase agreements and demand notes, do not have values from third parties and are valued at amortized cost. Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are valued at their reported net asset value (“NAV”).
Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees of the Master Portfolios and Spinoff Fund. In determining the fair value of a security, the Board of Trustees shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Portfolios with respect

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2019

to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Adviser; (vii) the liquidity or illiquidity of the market for the security; and (viii) the value of a foreign security traded on other foreign markets. At December 31, 2019, 0.00% and 0.00% of the net assets of The Internet Portfolio and The Paradigm Portfolio, respectively, were fair valued securities. The other Master Portfolios and Spin-off Fund did not hold any fair valued securities at December 31, 2019.
Bitcoin
The Master Portfolios and Spin-off Fund may invest in Grayscale Bitcoin Trust, a Delaware statutory trust (“Bitcoin Trust”) that invests in bitcoins. From time to time, the Bitcoin Trust issues creation units in exchange for bitcoins and distributes bitcoins in exchange for redemption units. The performance of the Bitcoin Trust is intended to reflect changes in the value of the Trust’s bitcoin investments. At December 31, 2019, 14.8%, 8.9%, 2.0%, 0.9%, and 5.7% of the net assets of The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio, The Small Cap Opportunities Portfolio and The Market Opportunities Portfolio, respectively, were invested in the Bitcoin Trust. Investments in bitcoins produce non-qualifying income under Subchapter M of the Internal Revenue Code.
Bitcoin is a decentralized digital currency that enables instant transfers to anyone, anywhere in the world. Managing transactions in bitcoins occurs via an open source, cryptographic protocol central authority. The Bitcoin Network is an online, end-user-to-end-user network that hosts the public transaction ledger, known as the Blockchain, and the source code that comprises the basis for the cryptographic and algorithmic protocols governing the Bitcoin Network. No single entity owns or operates the Bitcoin Network, the infrastructure of which is collectively maintained by a decentralized user base. Since the Bitcoin Network is decentralized, it does not rely on either governmental authorities or financial institutions to create, transmit or determine the value of bitcoins. Rather, the value of bitcoins is determined by the supply of and demand for bitcoins in the global bitcoin exchange market for the trading of bitcoins, which consists of transactions on electronic bitcoin exchanges (“Bitcoin Exchanges”). Pricing on Bitcoin Exchanges and other venues can be volatile and can

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2019

adversely affect the value of the Bitcoin Trust. Currently, there is relatively small use of bitcoins in the retail and commercial marketplace in comparison to the relatively large use of bitcoins by speculators, thus contributing to price volatility that could adversely affect a Master Portfolio’s direct or indirect investment in the Bitcoin Trust. Bitcoin transactions are irrevocable, and stolen or incorrectly transferred bitcoins may be irretrievable. As a result, any incorrectly executed bitcoin transactions could adversely affect the value of a Master Portfolio’s direct or indirect investment in the Bitcoin Trust. Shares of the Bitcoin Trust may trade at a premium or discount to the net asset value of the Bitcoin Trust. The price of bitcoins is set in transfers by mutual agreement or barter as well as the number of merchants that accept bitcoins. Because bitcoins are digital files that can be transferred without the involvement of intermediaries or third parties, there are little or no transaction costs in direct end-user-to-end-user transactions. Bitcoins can be used to pay for goods and services or can be converted to fiat currencies, such as the U.S. dollar, at rates determined by the Bitcoin Exchanges. Additionally, third party service providers such as Bitcoin Exchanges are also used for transfers but they may charge significant fees for processing transactions.
As bitcoins have grown in popularity, the U.S. Congress and a number of federal and state agencies (including the Financial Crimes Enforcement Network (FinCEN), the U.S. Securities and Exchange Commission, the Commodity Futures Trading Commission, the Financial Industry Regulatory Authority, the Consumer Financial Protection Bureau, the Department of Justice, the Department of Homeland Security, the Federal Bureau of Investigation, the IRS, and state financial institution regulators) have begun to examine the operations of the network that facilitates bitcoins, bitcoin users and the Bitcoin Exchanges, with particular focus on (1) the extent to which bitcoins can be used to launder the proceeds of illegal activities or fund criminal or terrorist enterprises, (2) the safety and soundness of the Bitcoin Exchange or other service-providers that hold bitcoins for users and (3) other risks to investors and consumers who hold and use bitcoins. Ongoing and future regulatory actions may alter, perhaps to a materially adverse extent, the value of a Master Portfolio’s and it’s Subsidiary’s investment in the Bitcoin Trust or the ability of the Bitcoin Trust to continue to operate.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2019

Repurchase Agreements
Each Master Portfolio and the Spin-off Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. Government Securities. In connection with transactions in repurchase agreements, it is the Trust’s policy that the Master Portfolios and Spin-off Fund receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 102% of the amount invested by the Master Portfolio and Spin-off Fund in each repurchase agreement. If the seller defaults and the value of the collateral declines, realization of the collateral by the Master Portfolio and Spin-off Fund may be delayed or limited.
Written Options
The Master Portfolios and Spin-off Fund may write (sell) call or put options for trading or hedging purposes. When a Master Portfolio or Spin-off Fund writes an option, an amount equal to the premium received by the Master Portfolio or Spin-off Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked- to-market to reflect the current value of the option written. By writing the option, the Master Portfolio or Spin-off Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. When an option expires on its stipulated expiration date or the Master Portfolio or Spin-off Fund enters into a closing purchase transaction, the Master Portfolio or Spin-off Fund realizes a gain or loss if the cost of the closing transaction differs from the premium received when the option was sold, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the Master Portfolio or Spin-off Fund realizes a gain or loss from the sale of the security (or closing of the short sale). As collateral for uncovered written options, each of the Master Portfolios and Spin-off Fund are required under the 1940 Act to maintain assets consisting of cash, cash equivalents or unencumbered, liquid securities. This collateral is required to be adjusted daily to reflect the exercise price of the purchase obligation for put options or the market value of the instrument underlying the contract for call options.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2019

Foreign Currency Translations
The books and records of the Master Portfolios and Spin-off Fund are maintained in U.S. dollars. For the Master Portfolios and Spin-off Fund, foreign currency transactions are translated into U.S. dollars on the following basis: (i) market values of investment securities and other assets and liabilities are translated at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The Master Portfolios and Spin-off Fund do not isolate and treat as ordinary income that portion of the results of operations arising as a result of changes in the exchange rate from the fluctuations arising from changes in the market prices of securities held during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes, the Master Portfolios and Spin-off Fund do isolate and treat as ordinary income the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the effect of changes in foreign exchange rates arising between trade date and settlement date.
Restricted and Illiquid Securities
The Master Portfolios and Spin-off Fund may invest in restricted securities. These securities are valued by the Master Portfolios and Spin-off Fund after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance. The Master Portfolios and Spin-off Fund have no right to require registration of unregistered securities. The 144A securities have been deemed to be liquid by the Master Portfolio and Spin-off Fund’s Adviser under the supervision of the Board of Trustees/Directors. At December 31, 2019, the following Master Portfolios and Spin-off Fund held securities restricted to institutional investors (144A securities):

		Percentage of
	Market Value	Net Assets
The Multi-Disciplinary Income Portfolio	$5,618,406	15.96%

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2019

An illiquid asset is any asset which may not be sold or disposed of in current market conditions within seven days without the sale or disposition significantly changing the market value of the investment. At December 31, 2019, the following Master Portfolios and Spin-off Fund held illiquid securities:

			Percentage of
	Market Value		Net Assets
The Internet Portfolio	$—	*	0.00%
The Paradigm Portfolio	—	*	0.00%
The Multi-Disciplinary Income Portfolio	166,398		0.47%

* Amount is less than $0.50

When-Issued Securities
The Master Portfolios and Spin-off Fund may purchase securities on a when-issued or delayed delivery basis. Although the purchase amounts of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date. The Master Portfolios and Spin-off Fund record purchases of when-issued securities and reflect the values of such securities in determining net asset value in the same manner as other portfolio securities. The Master Portfolios and Spin-off Fund maintain at all times cash or other liquid assets in an amount at least equal to the amount of outstanding commitments for when-issued securities.
Securities Lending
Each Master Portfolio and Spin-off Fund may lend its portfolio securities to broker-dealers by entering directly into lending arrangements with such broker- dealers or indirectly through repurchase agreements with respect to no more than 33 1 / ³ % of the total assets of each Master Portfolio and Spin-off Fund (including any collateral posted) or 50% of the total assets of each Master Portfolio and Spin-off Fund (excluding any collateral posted). Securities lending and repurchase transactions will be fully collateralized at all times with cash and/or short-term debt obligations. The Master Portfolios and Spinoff Fund receive interest on the collateral received as well as a fee for the securities loaned.
Expense Allocation
Common expenses incurred by the Funds are allocated among the Funds (i) based upon relative average net assets, (ii) as incurred on a specific identification basis, or (iii) equally among the Funds, depending on the nature of the expenditure.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2019

Each Feeder Fund records its proportionate share of the corresponding Master Portfolio’s expenses on a daily basis. In addition, each Feeder Fund accrues its own separate expenses. Any cap on expenses includes Feeder Fund-specific expenses as well as the expenses allocated from the Master Portfolio.
Federal Income Taxes
Each Master Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in a Master Portfolio via its investment in a Feeder Fund will be subject to taxation on its share of the Master Portfolio’s ordinary income and capital gains. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio via its investment in a Feeder Fund can satisfy the requirements of subchapter M of the Internal Revenue Code. It is intended that the Spin-off Fund will be managed to satisfy the requirements of subchapter M of the Internal Revenue Code.
The consolidated financial statements include the accounts of Cayman, Ltd., Cayman wholly-owned Controlled Foreign Corporations (“CFCs”) and the accounts of Delaware Corporations (“Cayman” or “Delaware”, respectively, or “Subsidiaries” for both). The respective Master Portfolios hold a CFC: Internet Portfolio, Global Portfolio, Paradigm Portfolio, Small Cap Opportunities Portfolio and Market Opportunities Portfolio. The respective Master Portfolios hold a Delaware subsidiary: Internet Portfolio, Global Portfolio and Market Opportunities Portfolio. The investment of up to 25% of a Master Portfolio’s assets in the Subsidiaries is a structure that has been used by a number of Registered Investment Companies (“RICs”), avoiding bad income generation by indirectly making commodities-related investments. These investments would not generate qualifying income if they were made directly by the RIC. Section 851(b) of the Internal Revenue Code provides that income earned by a CFC or controlled subsidiary, such as the Subsidiaries, will be treated as qualifying income for a RIC provided the Subsidiaries distribute those earnings out to the RIC each year. If the IRS were to determine that income derived from a Master Portfolio’s investment in its Subsidiaries do not constitute qualifying income and if such positions were upheld by a court, or if future legislation or Treasury regulations were to adversely affect the tax treatment of such investments, then the corresponding Feeder Fund might cease to qualify as a RIC and could be required to reduce its exposure to such investments. In that event, a Feeder Fund’s taxable income would be subject to tax at the Feeder Fund level at regular corporate tax rates (without reduction for distributions to shareholders)

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2019

and to a further tax at the shareholder level when such income is distributed. In such an event, in order to re-qualify for taxation as a regulated investment company, the Feeder Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.
It is the Funds’ policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and the Funds intend to distribute investment company net taxable income and net capital gains to shareholders.
Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expenses and realized gain items for financial statement and tax purposes. Additionally, the Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Where appropriate, reclassifications between capital accounts are made for such differences that are permanent in nature.
There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. As of December 31, 2019, open tax years include the tax years ended December 31, 2016 through December 31, 2019. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles (”GAAP”) requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.
Other
Realized gains and losses on the sale of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accounted for on the accrual basis and includes amortization of premiums and accretion of discounts on the effective interest method. Other

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2019

noncash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been incorporated in accordance with the Company’s understanding of the applicable country’s tax rules and rates.
3. Investment Adviser
The Trust has entered into Investment Advisory Agreements (the “Agreements”) with Horizon Kinetics Asset Management LLC (the “Adviser”), with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Master Portfolios and Spin-off Fund. The Adviser is a wholly-owned subsidiary of Horizon Kinetics LLC. Under the terms of the Agreements, the Master Portfolios, except the Alternative Income Portfolio, compensate the Adviser for its management services at the annual rate of 1.25% of each Master Portfolio’s average daily net assets. The Alternative Income Portfolio compensates the Adviser for its management services at the annual rate of 0.90% of the Master Portfolio’s average daily net assets. The Spinoff Fund compensates the Adviser for its management services at the annual rate of 1.00% of the Fund’s average daily net assets.
The Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain operating expenses as deemed appropriate through at least May 1, 2020. The Adviser may discontinue the waiver/reimbursement at any time after May 1, 2020; these waivers/reimbursements are not subject to recapture. Operating expenses exclude brokerage commissions, borrowing costs on securities sold short, short dividends, interest expense, taxes, acquired fund fees and expenses and extraordinary expenses. Below are operating expense limitations by each share class of each of the funds:

	The Internet	The Global
	Fund	Fund
No Load Class	1.89%	1.39%
Class A	2.14%	1.64%
Class C	2.64%	2.14%

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2019

	The Paradigm	The Medical
	Fund	Fund
No Load Class	1.64%	1.39%
Class A	1.89%	1.64%
Class C	2.39%	2.14%
Institutional Class	1.44%	NA

	The Small Cap	The Market
	Opportunities	Opportunities
	Fund	Fund
No Load Class	1.64%	1.40%
Class A	1.89%	1.65%
Class C	2.39%	2.15%
Institutional Class	1.44%	1.20%

	The Alternative	The Multi-
	Income	Disciplinary Income
	Fund	Fund
No Load Class	0.95%	1.49%
Class A	1.20%	1.74%
Class C	1.70%	2.24%
Institutional Class	0.75%	1.29%

The
Spin-off
Fund
No Load Class	1.45%
Class A	1.50%
Class C	2.25%
Institutional Class	1.25%

For the year ended December 31, 2019, the rate earned by the Adviser from the Master Portfolios and Spin-off Fund and the waived fees/reimbursed expenses for the Funds are as follows:

	The Internet	The Global
	Fund	Fund
Annual Advisory Rate	1.25%	1.25%
Expenses Reimbursed by Adviser through
voluntary waiver	$—	$152,355

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2019

	The Paradigm	The Medical
	Fund	Fund
Annual Advisory Rate	1.25%	1.25%
Expenses Reimbursed by Adviser through
voluntary waiver	$572,803	$155,676
Expenses Reimbursed by Adviser through
institutional class shareholder servicing
fee waiver	$285,480	N/A

	The Small Cap	The Market
	Opportunities	Opportunities
	Fund	Fund
Annual Advisory Rate	1.25%	1.25%
Expenses Reimbursed by Adviser through
voluntary waiver	$313,853	$371,524
Expenses Reimbursed by Adviser through
institutional class shareholder servicing
fee waiver	$87,737	$16,859

	The Alternative	The Multi-
	Income	Disciplinary Income
	Fund	Fund
Annual Advisory Rate	0.90%	1.25%
Expenses Reimbursed by Adviser through
voluntary waiver	$194,285	$201,964
Expenses Reimbursed by Adviser through
institutional class shareholder servicing
fee waiver	$18,572	$30,722

The
Spin-off
Fund
Annual Advisory Rate	1.00%
Expenses Reimbursed by Adviser through
voluntary waiver	$112,267
Expenses Reimbursed by Adviser through
institutional class shareholder servicing
fee waiver	$19,851

The Adviser receives the shareholder servicing fees from the No Load Class, Advisor Class A and Advisor Class C shares of a Fund pursuant to a Shareholder Servicing Agreement in the amount equal to 0.25% of the Funds’ average daily net assets attributable to No Load Class, Advisor Class A and Advisor Class C shares, respectively. For the Institutional Class, the Adviser receives a shareholder servicing fee pursuant to a shareholder servicing agreement in the amount equal to 0.20% of a Funds’ average daily net assets attributable to Institutional Class shares. At this time, the Adviser has contractually agreed to waive and/or reimburse the portion of the Institutional Class shareholder

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2019

servicing fee in excess of 0.05% of a Funds’ average daily net assets attributable to Institutional Class shares until at least May 1, 2020. For the year ended December 31, 2019, the Adviser waived amounts depicted in the above table in shareholder servicing fees for the Institutional Class of the Paradigm, Small Cap, Market Opportunities, Alternative Income, Multi-Disciplinary Income and Spin- off Funds.

Shareholder Servicing
Expenses for the
year ended
December 31, 2019
The Internet Fund	$306,954
The Global Fund	33,559
The Paradigm Fund	1,812,983
The Medical Fund	40,972
The Small Cap Opportunities Fund	700,707
The Market Opportunities Fund	203,367
The Alternative Income Fund	39,667
The Multi-Disciplinary Income Fund	81,335
The Spin-off Fund	46,224

The Adviser is responsible for paying a portion of these shareholder servicing fees to various agents that have a written shareholder servicing agreement with the Adviser and that perform shareholder servicing functions and maintenance of shareholder accounts on behalf of their clients who own shares of the Funds.
For the year ended December 31, 2019, the Funds were allocated approximately $26,000 for the services of the Chief Compliance Officer employed by the Adviser.
The Company, on behalf of the Funds, has adopted two Retail Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (each a “12b-1 Plan”). One 12b-1 Plan is for Advisor Class A shares, while the other 12b-1 Plan is for Advisor Class C shares. Under the 12b-1 Plan for Advisor Class A shares, Advisor Class A shares may pay up to an annual rate of 0.50% of the average daily net asset value of Advisor Class A shares to the Distributor or other qualified recipients under the 12b-1 Plan. During the year ended December 31, 2019, payments under the 12b-1 Plan for the Advisor Class A shares of the Internet, Global, Paradigm, Medical, Small Cap, Market Opportunities, Alternative Income, Multi-Disciplinary Income and Spin-off Funds were limited

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2019

to 0.25% of the average daily net asset value of such shares of such Funds. Under the second 12b-1 Plan, Advisor Class C shares pay an annual rate of 0.75% of the average daily net asset value of such shares.

	12b-1 Expenses for
	the year ended
	December 31, 2019
	Advisor Class A	Advisor Class C
The Internet Fund	$6,883	$8,218
The Global Fund	3,229	37,085
The Paradigm Fund	283,634	858,886
The Medical Fund	3,047	1,660
The Small Cap Opportunities Fund	52,541	76,645
The Market Opportunities Fund	17,875	74,534
The Alternative Income Fund	2,464	7,199
The Multi-Disciplinary Income Fund	6,379	57,749
The Spin-off Fund	9,431	30,875

Kinetics Funds Distributor, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Adviser.

Distributor Sales
Load Fees for
the year ended
December 31, 2019
The Internet Fund	$158
The Global Fund	69
The Paradigm Fund	15,544
The Medical Fund	—
The Small Cap Opportunities Fund	2,462
The Market Opportunities Fund	1,037
The Alternative Income Fund	537
The Multi-Disciplinary Income Fund	171
The Spin-off Fund	6

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2019

4. Reclassification of Capital Accounts
GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2019, each Fund recorded the following reclassifications to the accounts listed below:

	INCREASE/(DECREASE)
	Accumulated
	Earnings
	(Deficit)	Paid In Capital
The Internet Fund	$919,241	$(919,241)
The Global Fund	34,717	(34,717)
The Paradigm Fund	6,059,054	(6,059,054)
The Medical Fund	(75,717)	75,717
The Small Cap Opportunities Fund	176,286	(176,286)
The Market Opportunities Fund	3,793	(3,793)
The Alternative Income Fund	3,495	(3,495)
The Multi-Disciplinary Income Fund	—	—
The Spin-off Fund	710,751	(710,751)

5. Income Taxes
At December 31, 2019, the components of accumulated earnings (losses) on a tax basis were as follows:

	Internet	Global	Paradigm	Medical
Net Unrealized Appreciation	$24,855,352	$3,124,555	$360,603,946	$6,351,522
Undistributed Ordinary Income	—	—	—	47,129
Undistributed Long-Term
Capital Gains	—	—	872,279	—
Total Distributable Earnings	$—	$—	$872,279	$47,129
Other Accumulated Loss	(1,216,297)	(374,602)	(1,747,082)	(91,492)
Total Accumulated Gain	$23,639,055	$2,749,953	$359,729,143	$6,307,159

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2019

				Multi-
	Small Cap	Market	Alternative	Disciplinary
	Opportunities	Opportunities	Income	Income
Net Unrealized
Appreciation (Depreciation)	$78,616,178	$26,934,382	$66,641	$(963,134)
Undistributed Ordinary Income	—	—	—	48,298
Undistributed Long-Term
Capital Gains	—	—	—	—
Total Distributable Earnings	$—	$—	$—	$48,298
Other Accumulated Loss	(4,656,324)	(336,329)	—	(1,626,370)
Total Accumulated Gain (Loss)	$73,959,854	$26,598,053	$66,641	$(2,541,206)

Spin-off
Fund
Net Unrealized Appreciation	$9,341,994
Undistributed Ordinary Income	—
Undistributed Long-Term
Capital Gains	—
Total Distributable Earnings	$—
Other Accumulated Loss	(720,322)
Total Accumulated Gain	$8,621,672

At December 31, 2019, the Funds had no accumulated net realized capital loss carryforwards that will expire in 2020.
At December 31, 2019, the Funds had the following short-term and long-term capital loss carryforwards without expiration.

	Capital Loss Carryforward
	Short-Term	Long-Term	Total
The Internet Fund	$(72,863)	$(1,143,434)	$(1,216,297)
The Global Fund	(138,131)	(236,471)	(374,602)
The Paradigm Fund	—	—	—
The Medical Fund	—	—	—
The Small Cap Opportunities Fund	—	(1,664,104)	(1,664,104)
The Market Opportunities Fund	(305,260)	—	(305,260)
The Alternative Income Fund	—	—	—
The Multi-Disciplinary Income Fund	(6,142)	(1,620,228)	(1,626,370)
The Spin-off Fund	(283,493)	(436,829)	(720,322)

For the year ended December 31, 2019, the Funds did not utilize any capital loss carryforwards.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2019

At December 31, 2019, the following Funds deferred, on a tax basis, post-October losses:

Post-October
Capital Loss
Deferral
The Internet Fund	$—
The Global Fund	—
The Paradigm Fund	(1,747,335)
The Medical Fund	—
The Small Cap Opportunities Fund	(2,413,689)
The Market Opportunities Fund	(14,655)
The Alternative Income Fund	—
The Multi-Disciplinary Income Fund	—
The Spin-off Fund	—

The tax components of dividends paid during the year ended December 31, 2019 and the year ended December 31, 2018, are:

	The Internet Fund		The Global Fund
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Distribution	Distribution	Distribution	Distribution
2019	$66,233	$1,649,276	$—	$—
2018	$777,455	$30,198,679	$—	$8,966

	The Paradigm Fund		The Medical Fund
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Distribution	Distribution	Distribution	Distribution
2019	$—	$8,276,134	$225,196	$208,988
2018	$—	$63,008,862	$176,000	$1,265,030

	The Small Cap		The Market
	Opportunities Fund		Opportunities Fund
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Distribution	Distribution	Distribution	Distribution
2019	$—	$—	$259,554	$—
2018	$—	$—	$4,281,585	$1,894,441

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2019

	The Alternative		The Multi-Disciplinary
	Income Fund		Income Fund
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Distribution	Distribution	Distribution	Distribution
2019	$303,181	$—	$1,476,543	$—
2018	$211,236	$—	$1,742,121	$—

	The Spin-off Fund
	Ordinary	Long-Term
	Income	Capital Gains
	Distribution	Distribution
2019	$12,075	$—
2018	$71,090	$810,046

Each Feeder Fund and the Spin-off Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Feeder Funds and the Spin-off Fund related to net capital gain to zero for the tax year ended December 31, 2019.
6. Securities Transactions, Tax Cost and Significant Investments – The Spin-off Fund
Purchases and sales of investment securities, other than short-term investments and short-term options, for the year ended December 31, 2019, were as follows for the Spin-off Fund:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
The Spin-off Fund	$—	$407,502	$—	$1,819,006

As of December 31, 2019, the cost of investments and unrealized appreciation (depreciation) on investment securities for federal income tax purposes was as follows for the Spin-off Fund:

The Spin-off
Fund
Tax Cost of Investments	$11,788,080
Unrealized Appreciation	12,078,043
Unrealized Depreciation	(2,736,049)
Net Unrealized Appreciation	$9,341,994

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2019

Significant Investments
The Spin-off Fund may invest a greater percentage of its assets in one or more individual securities at any time. The greater percentage of assets in individual securities (not including short-term investments or other funds) exposes the fund to the risk of unanticipated industry conditions, the risks particular to a single company or security, and the risk of potentially lower liquidity. At December 31, 2019, Spin-off Fund invested approximately 76% of its net assets in individual securities greater than 5% of net assets. See the Schedule of Investments for further details.
Holding a large concentration in a single security or issuer may expose the fund to the market volatility of that specific security or issuer if the security or issuer performs worse than the market as a whole, which could adversely affect the fund’s performance. At December 31, 2019, the Spin-off Fund holds 39% of its net assets in Texas Pacific Land Trust and because a large portion of its revenue is derived from oil and gas royalties, the performance of the fund could be adversely affected if the underlying markets for oil or gas were to decline, thereby having a more significant impact on the fund given the concentration in this holding.
7. Summary of Fair Value Exposure – Spin-off Fund
Various inputs are used in determining the value of the Spin-off Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Spin-off Fund has the ability to access.
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Spin-off Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2019

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
The following is a summary of the inputs used to value The Spin-off Fund’s net assets as of December 31, 2019:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$19,299,232	$1,830,842	$—	$21,130,074
Total Investments in Securities	$19,299,232	$1,830,842	$—	$21,130,074

As of December 31, 2019, there were no investments in Level 3 securities. During the year ended December 31, 2019, there were no transfers into or out of Level 3.

^ See Schedule of Investments for breakout of investments by industry classification.

8. Investment Adviser
The Spin-off Fund entered into Investment Advisory Agreements (the “Agreement”) with Horizon Kinetics Asset Management LLC (the “Adviser”), with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Spin-off Fund. The Adviser is a wholly-owned subsidiary of Horizon Kinetics LLC. Under the terms of the Agreements, the Spin-off Fund compensates the Adviser for its management services at the annual rate of 1.00% of the Spin-off Fund’s average daily net assets. For the year ended December 31, 2019, Spin-off Fund incurred $211,365 in expenses pursuant to the Agreement.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2019

9. Subsequent Events
In preparing these financial statements, management has evaluated Fund related events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or translations that occurred during the year that materially impacted the amounts or disclosures in the Funds’ financial statements.
10. Tax Information (Unaudited)
The Internet, Medical, Market Opportunities, and Spin-off Funds designated 100%, 100%, 100% and 100%, respectively, of dividends declared after December 31, 2019, from net investment income as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The Internet, Medical, Market Opportunities, Alternative Income, Multi-Disciplinary Income and Spin-off Funds designated 4%, 52%, 100%, 100%, 100% and 100%, respectively, as ordinary income distributions and 96%, 100% and 48%, respectively, for the Internet, Paradigm and Medical as long-term capital gain distribution for the purposes of the dividends paid deduction, which include earnings and profits distributed to shareholders on redemptions of Fund shares.
For corporate shareholders in the Internet, Medical, Market Opportunities and Spin-off Funds, the percentage of ordinary dividend income distributed for the year ended December 31, 2019, which was designated as qualifying for the dividends-received deduction, is 100%, 100%, 100% and 100%, respectively. The Internet, Medical, Market Opportunities, Alternative Income, Multi-Disciplinary Income and Spin-off Funds designated 39%, 1%, 53%, 54%, 72% and 6%, respectively, of their ordinary income distributions for the fiscal year ended December 31, 2019, as interest-related dividends under Internal Revenue Code Section 871(k)(l)(C).

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2019

The Internet and Medical Funds designated 100% and 5%, respectively, of their ordinary income distributions as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C).
11. Recent Accounting Pronouncements
In March 2017, the FASB issued ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). The amendments in ASU 2017-08 shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. ASU 2017-08 is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Effective, January 1, 2019, the Funds adopted ASU 2017-08 and the adoption did not have a material impact on the Funds’ financial statements.
12. Information about Proxy Voting (Unaudited)
Information regarding how the Spin-off Fund, the Feeder Funds and the Master Portfolios vote proxies relating to portfolio securities is available without charge, upon request by calling toll-free at 1-800-930-3828 or by accessing the Company’s website at www.kineticsfunds.com and by accessing the SEC’s website at www.sec.gov. Information regarding how the Spin-off Fund, the Feeder Funds and the Master Portfolios voted proxies relating to portfolio securities during the most recent twelve month period ended June 30, is available without charge, upon request, by calling toll-free at 1-800-930-3828 or by accessing the SEC’s website at www.sec.gov.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2019

13. Information about the Portfolio Holdings (Unaudited)
The Spin-off Fund and Feeder Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Part F of Form N-PORT. The Spin-off Fund’s and Feeder Funds’ Part F of Form N-PORT is available without charge, upon request, by calling toll-free at 1-800-930-3828. Furthermore, you can obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights

	The Internet Fund
	No Load Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2017	2016	2015

PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$27.19	$52.18	$39.33	$41.68	$56.08
Income from Investment Operations:
Net investment income (loss)(2)	(0.25)	(0.48)	0.36	(0.68)	(0.84)
Net realized and unrealized gain (loss)
on investments	7.44	(13.77)	22.13	1.76	(2.21)
Total from Investment Operations	7.19	(14.25)	22.49	1.08	(3.05)
Redemption Fees	0.00 (3)	0.02	0.00 (3)	0.00 (3)	0.00 (3)
Less Distributions:
From net realized gains	(0.49)	(10.76)	(9.64)	(3.43)	(11.35)
Total Distributions	(0.49)	(10.76)	(9.64)	(3.43)	(11.35)
Net Asset Value, End of Year	$33.89	$27.19	$52.18	$39.33	$41.68
Total return	26.45%	(27.32)%	57.43%	2.59%	(5.42)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$115,351	$102,268	$162,120	$109,930	$122,332
Ratio of operating expenses to average
net assets:(4)	1.84%	1.84%	1.84%	1.87%	1.82%
Ratio of net investment income (loss) to
average net assets:	(0.76)%	(1.05)%	0.79%	(1.68)%	(1.51)%
Portfolio turnover rate(5)	1%	15%	44%	2%	1%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Internet Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Internet Fund
	Advisor Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2017	2016	2015

PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$25.00	$49.27	$37.57	$40.07	$54.51
Income from Investment Operations:
Net investment income (loss)(2)	(0.31)	(0.57)	0.24	(0.75)	(0.95)
Net realized and unrealized gain (loss)
on investments	6.83	(12.97)	21.09	1.68	(2.14)
Total from Investment Operations	6.52	(13.54)	21.33	0.93	(3.09)
Redemption Fees	—	0.03	0.01	—	—
Less Distributions:
From net realized gains	(0.49)	(10.76)	(9.64)	(3.43)	(11.35)
Total Distributions	(0.49)	(10.76)	(9.64)	(3.43)	(11.35)
Net Asset Value, End of Year	$31.03	$25.00	$49.27	$37.57	$40.07
Total return(3)	26.08%	(27.47)%	57.06%	2.32%	(5.65)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$2,296	$2,481	$4,185	$1,923	$2,978
Ratio of operating expenses to average
net assets:(4)	2.09%	2.09%	2.09%	2.12%	2.07%
Ratio of net investment income (loss) to
average net assets:	(1.01)%	(1.30)%	0.54%	(1.93)%	(1.76)%
Portfolio turnover rate(5)	1%	15%	44%	2%	1%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Internet Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Internet Fund
	Advisor Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2017	2016	2015

PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$21.18	$44.24	$34.52	$37.27	$51.81
Income from Investment Operations:
Net investment income (loss)(2)	(0.39)	(0.70)	0.02	(0.88)	(1.15)
Net realized and unrealized gain (loss)
on investments	5.78	(11.61)	19.30	1.56	(2.04)
Total from Investment Operations	5.39	(12.31)	19.32	0.68	(3.19)
Redemption Fees	—	0.01	0.04	—	—
Less Distributions:
From net realized gains	(0.49)	(10.76)	(9.64)	(3.43)	(11.35)
Total Distributions	(0.49)	(10.76)	(9.64)	(3.43)	(11.35)
Net Asset Value, End of Year	$26.08	$21.18	$44.24	$34.52	$37.27
Total return	25.45%	(27.86)%	56.36%	1.83%	(6.14)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$943	$1,065	$1,847	$704	$848
Ratio of operating expenses to average
net assets:(3)	2.59%	2.59%	2.59%	2.62%	2.57%
Ratio of net investment income (loss) to
average net assets:	(1.51)%	(1.80)%	0.04%	(2.43)%	(2.26)%
Portfolio turnover rate(4)	1%	15%	44%	2%	1%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(4)	Portfolio turnover of The Internet Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Global Fund
	No Load Class
	For the		For the		For the		For the	For the
	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	December 31,		December 31,		December 31,		December 31,	December 31,
	2019		2018		2017		2016	2015

PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$5.46		$7.15		$5.23		$4.59	$5.33
Income from Investment Operations:
Net investment income (loss)(2)	(0.00	)(3)	(0.02)		0.10		(0.01)	(0.02)
Net realized and unrealized gain (loss)
on investments	1.18		(1.67)		2.47		0.67	(0.72)
Total from Investment Operations	1.18		(1.69)		2.57		0.66	(0.74)
Redemption Fees(3)	0.00		0.00		0.00		0.00	0.00
Less Distributions:
From net investment income	—		—		(0.10)		—	—
From net realized gains	—		(0.00	)(3)	(0.55)		(0.02)	(0.00	)(3)
Total Distributions	—		(0.00	)(3)	(0.65)		(0.02)	(0.00	)(3)
Net Asset Value, End of Year	$6.64		$5.46		$7.15		$5.23	$4.59
Total return	21.61%		(23.58)%		49.20%		14.40%	(13.83)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$8,115		$5,665		$8,577		$5,316	$4,745
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.53%		2.53%		3.07	%(6)	3.04%	2.87%
After expense reimbursement(4)	1.39%		1.39%		1.76	%(6)	1.39%	1.39%
Ratio of net investment income (loss) to
average net assets:	0.01%		(0.30)%		1.69%		(0.17)%	(0.29)%
Portfolio turnover rate(5)	5%		28%		169%		11%	16%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Global Portfolio.
(6)	The ratio of expenses includes a tax expense. The expense ratio excluding the tax expense was 2.69% before expense reimbursement and 1.39% after expense reimbursement.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Global Fund
	Advisor Class A
	For the	For the		For the		For the	For the
	Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	December 31,	December 31,		December 31,		December 31,	December 31,
	2019	2018		2017		2016	2015

PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$5.45	$7.15		$5.19		$4.57	$5.31
Income from Investment Operations:
Net investment income (loss)(2)	(0.02)	(0.04)		0.09		(0.02)	(0.03)
Net realized and unrealized gain (loss)
on investments	1.17	(1.66)		2.45		0.66	(0.71)
Total from Investment Operations	1.15	(1.70)		2.54		0.64	(0.74)
Redemption Fees	0.00 (3)	0.00	(3)	0.06		0.00 (3)	—
Less Distributions:
From net investment income	—	—		(0.09)		—	—
From net realized gains	—	(0.00	)(3)	(0.55)		(0.02)	(0.00	)(3)
Total Distributions	—	(0.00	)(3)	(0.64)		(0.02)	(0.00	)(3)
Net Asset Value, End of Year	$6.60	$5.45		$7.15		$5.19	$4.57
Total return(4)	21.10%	(23.72)%		50.29%		14.03%	(13.89)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$1,331	$1,012		$1,523		$309	$376
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.78%	2.78%		3.32	%(7)	3.29%	3.12%
After expense reimbursement(5)	1.64%	1.64%		2.01	%(7)	1.64%	1.64%
Ratio of net investment income (loss) to
average net assets:	(0.24)%	(0.55)%		1.44%		(0.42)%	(0.54)%
Portfolio turnover rate(6)	5%	28%		169%		11%	16%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover of The Global Portfolio.
(7)	The ratio of expenses includes a tax expense. The expense ratio excluding the tax expense was 2.94% before expense reimbursement and 1.64% after expense reimbursement.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Global Fund
	Advisor Class C
	For the	For the		For the		For the	For the
	Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	December 31,	December 31,		December 31,		December 31,	December 31,
	2019	2018		2017		2016	2015

PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$5.12	$6.76		$4.99		$4.41	$5.16
Income from Investment Operations:
Net investment income (loss)(2)	(0.04)	(0.07)		0.05		(0.04)	(0.05)
Net realized and unrealized gain (loss)
on investments	1.10	(1.57)		2.34		0.64	(0.70)
Total from Investment Operations	1.06	(1.64)		2.39		0.60	(0.75)
Redemption Fees	—	—		—		—	—
Less Distributions:
From net investment income	—	—		(0.07)		—	—
From net realized gains	—	(0.00	)(3)	(0.55)		(0.02)	(0.00	)(3)
Total Distributions	—	(0.00	)(3)	(0.62)		(0.02)	(0.00	)(3)
Net Asset Value, End of Year	$6.18	$5.12		$6.76		$4.99	$4.41
Total return	20.70%	(24.20)%		48.02%		13.63%	(14.48)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$4,969	$4,284		$5,542		$1,920	$1,614
Ratio of operating expenses to average net assets:
Before expense reimbursement	3.28%	3.28%		3.82	%(6)	3.79%	3.62%
After expense reimbursement(4)	2.14%	2.14%		2.51	%(6)	2.14%	2.14%
Ratio of net investment income (loss) to
average net assets:	(0.74)%	(1.05)%		0.94%		(0.92)%	(1.04)%
Portfolio turnover rate(5)	5%	28%		169%		11%	16%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Global Portfolio.
(6)	The ratio of expenses includes a tax expense. The expense ratio excluding the tax expense was 3.44% before expense reimbursement and 2.14% after expense reimbursement.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Paradigm Fund
	No Load Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2017	2016	2015

PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$41.32	$48.32	$37.63	$31.24	$34.08
Income from Investment Operations:
Net investment loss(2)	(0.36)	(0.50)	(0.34)	(0.36)	(0.32)
Net realized and unrealized gain (loss)
on investments	12.96	(2.20)	11.03	6.75	(2.52)
Total from Investment Operations	12.60	(2.70)	10.69	6.39	(2.84)
Redemption Fees	0.00 (3)	0.01	0.00 (3)	0.00 (3)	0.00 (3)
Less Distributions:
From net investment income	(0.01)	—	—	—	—
From net realized gains	(0.53)	(4.31)	—	—	—
Total Distributions	(0.54)	(4.31)	—	—	—
Net Asset Value, End of Year	$53.38	$41.32	$48.32	$37.63	$31.24
Total return	30.48%	(5.55)%	28.41%	20.45%	(8.33)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$348,402	$297,990	$339,189	$336,837	$292,014
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.72%	1.73%	1.74%	1.75%	1.71%
After expense reimbursement(4)	1.64%	1.64%	1.64%	1.64%	1.64%
Ratio of net investment loss to average
net assets:	(0.71)%	(0.93)%	(0.82)%	(1.11)%	(0.92)%
Portfolio turnover rate(5)	1%	3%	14%	2%	2%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Paradigm Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Paradigm Fund
	Advisor Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2017	2016	2015

PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$39.95	$46.99	$36.69	$30.53	$33.39
Income from Investment Operations:
Net investment loss(2)	(0.47)	(0.61)	(0.43)	(0.43)	(0.39)
Net realized and unrealized gain (loss)
on investments	12.52	(2.12)	10.73	6.59	(2.47)
Total from Investment Operations	12.05	(2.73)	10.30	6.16	(2.86)
Redemption Fees(3)	0.00	0.00	0.00	0.00	0.00
Less Distributions:
From net investment income	—	—	—	—	—
From net realized gains	(0.53)	(4.31)	—	—	—
Total Distributions	(0.53)	(4.31)	—	—	—
Net Asset Value, End of Year	$51.47	$39.95	$46.99	$36.69	$30.53
Total return(4)	30.15%	(5.79)%	28.07%	20.18%	(8.57)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$115,580	$95,503	$108,029	$103,921	$129,707
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.97%	1.98%	1.99%	2.00%	1.96%
After expense reimbursement(5)	1.89%	1.89%	1.89%	1.89%	1.89%
Ratio of net investment loss to average net assets:	(0.96)%	(1.18)%	(1.07)%	(1.36)%	(1.17)%
Portfolio turnover rate(6)	1%	3%	14%	2%	2%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover of The Paradigm Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Paradigm Fund
	Advisor Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2017	2016	2015

PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$37.12	$44.21	$34.68	$29.01	$31.88
Income from Investment Operations:
Net investment loss(2)	(0.66)	(0.81)	(0.60)	(0.56)	(0.53)
Net realized and unrealized gain (loss)
on investments	11.61	(1.97)	10.13	6.23	(2.34)
Total from Investment Operations	10.95	(2.78)	9.53	5.67	(2.87)
Redemption Fees(3)	0.00	0.00	0.00	0.00	0.00
Less Distributions:
From net investment income	—	—	—	—	—
From net realized gains	(0.53)	(4.31)	—	—	—
Total Distributions	(0.53)	(4.31)	—	—	—
Net Asset Value, End of Year	$47.54	$37.12	$44.21	$34.68	$29.01
Total return	29.49%	(6.27)%	27.48%	19.55%	(9.00)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$113,300	$100,718	$118,924	$111,973	$114,008
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.47%	2.48%	2.49%	2.50%	2.46%
After expense reimbursement(4)	2.39%	2.39%	2.39%	2.39%	2.39%
Ratio of net investment loss to average net assets:	(1.46)%	(1.68)%	(1.57)%	(1.86)%	(1.67)%
Portfolio turnover rate(5)	1%	3%	14%	2%	2%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Paradigm Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Paradigm Fund
	Institutional Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2017	2016	2015

PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$41.69	$48.62	$37.79	$31.30	$34.08
Income from Investment Operations:
Net investment loss(2)	(0.26)	(0.39)	(0.26)	(0.30)	(0.25)
Net realized and unrealized gain (loss)
on investments	13.08	(2.23)	11.09	6.79	(2.53)
Total from Investment Operations	12.82	(2.62)	10.83	6.49	(2.78)
Redemption Fees(3)	0.00	0.00	0.00	0.00	0.00
Less Distributions:
From net investment income	(0.11)	—	—	—	—
From net realized gains	(0.53)	(4.31)	—	—	—
Total Distributions	(0.64)	(4.31)	—	—	—
Net Asset Value, End of Year	$53.87	$41.69	$48.62	$37.79	$31.30
Total return	30.75%	(5.37)%	28.66%	20.73%	(8.16)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$202,378	$148,968	$208,692	$270,880	$302,130
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.67%	1.68%	1.69%	1.70%	1.66%
After expense reimbursement(4)	1.44%	1.44%	1.44%	1.44%	1.44%
Ratio of net investment loss to average net assets:	(0.51)%	(0.73)%	(0.62)%	(0.91)%	(0.72)%
Portfolio turnover rate(5)	1%	3%	14%	2%	2%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Paradigm Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Medical Fund
	No Load Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2017	2016	2015

PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$23.47	$25.33	$26.62	$30.62	$30.67
Income from Investment Operations:
Net investment income(2)	0.33	0.27	0.24	0.19	0.08
Net realized and unrealized gain (loss)
on investments	3.43	0.12	2.63	(2.64)	1.96
Total from Investment Operations	3.76	0.39	2.87	(2.45)	2.04
Redemption Fees(3)	0.00	0.00	0.00	0.00	0.00
Less Distributions:
From net investment income	(0.35)	(0.29)	(0.26)	(0.22)	(0.12)
From net realized gains	(0.35)	(1.96)	(3.90)	(1.33)	(1.97)
Total Distributions	(0.70)	(2.25)	(4.16)	(1.55)	(2.09)
Net Asset Value, End of Year	$26.53	$23.47	$25.33	$26.62	$30.62
Total return	16.04%	1.67%	10.71%	(8.01)%	6.59%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$15,442	$14,814	$16,060	$17,560	$22,257
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.34%	2.23%	2.15%	2.08%	1.99%
After expense reimbursement(4)	1.39%	1.39%	1.39%	1.39%	1.39%
Ratio of net investment income to average
net assets:	1.34%	1.03%	0.86%	0.69%	0.25%
Portfolio turnover rate(5)	6%	0%	0%	0%	12%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Medical Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Medical Fund
	Advisor Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2017	2016	2015

PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$22.50	$24.33	$25.71	$29.57	$29.71
Income from Investment Operations:
Net investment income(2)	0.26	0.19	0.17	0.12	0.00 (3)
Net realized and unrealized gain (loss)
on investments	3.28	0.11	2.53	(2.55)	1.90
Total from Investment Operations	3.54	0.30	2.70	(2.43)	1.90
Redemption Fees	—	—	0.00 (3)	0.00 (3)	0.00 (3)
Less Distributions:
From net investment income	(0.28)	(0.17)	(0.18)	(0.10)	(0.07)
From net realized gains	(0.35)	(1.96)	(3.90)	(1.33)	(1.97)
Total Distributions	(0.63)	(2.13)	(4.08)	(1.43)	(2.04)
Net Asset Value, End of Year	$25.41	$22.50	$24.33	$25.71	$29.57
Total return(4)	15.74%	1.36%	10.43%	(8.24)%	6.34%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$1,137	$1,319	$2,986	$3,687	$6,241
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.59%	2.48%	2.40%	2.33%	2.24%
After expense reimbursement(5)	1.64%	1.64%	1.64%	1.64%	1.64%
Ratio of net investment income to average
net assets:	1.09%	0.78%	0.61%	0.44%	0.00%
Portfolio turnover rate(6)	6%	0%	0%	0%	12%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover of The Medical Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Medical Fund
	Advisor Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2017	2016	2015

PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$21.69	$23.57	$24.99	$28.82	$29.15
Income from Investment Operations:
Net investment income (loss)(2)	0.13	0.07	0.03	(0.02)	(0.16)
Net realized and unrealized gain (loss)
on investments	3.16	0.11	2.45	(2.48)	1.87
Total from Investment Operations	3.29	0.18	2.48	(2.50)	1.71
Redemption Fees	—	—	—	—	—
Less Distributions:
From net investment income	(0.09)	(0.10)	—	—	(0.07)
From net realized gains	(0.35)	(1.96)	(3.90)	(1.33)	(1.97)
Total Distributions	(0.44)	(2.06)	(3.90)	(1.33)	(2.04)
Net Asset Value, End of Year	$24.54	$21.69	$23.57	$24.99	$28.82
Total return	15.18%	0.90%	9.86%	(8.69)%	5.81%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$169	$320	$383	$422	$608
Ratio of operating expenses to average
net assets:
Before expense reimbursement	3.09%	2.98%	2.90%	2.83%	2.74%
After expense reimbursement(3)	2.14%	2.14%	2.14%	2.14%	2.14%
Ratio of net investment income (loss) to
average net assets:	0.59%	0.28%	0.11%	(0.06)%	(0.50)%
Portfolio turnover rate(4)	6%	0%	0%	0%	12%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(4)	Portfolio turnover of The Medical Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Small Cap Opportunities Fund
	No Load Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2017	2016	2015

PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$51.40	$51.25	$40.60	$32.64	$37.21
Income from Investment Operations:
Net investment loss(2)	(0.29)	(0.35)	(0.33)	(0.36)	(0.35)
Net realized and unrealized gain (loss)
on investments	14.20	0.47	10.98	8.32	(4.22)
Total from Investment Operations	13.91	0.12	10.65	7.96	(4.57)
Redemption Fees	0.00 (3)	0.03	0.00 (3)	0.00 (3)	0.00 (3)
Less Distributions:
From net investment income	—	—	—	—	—
Total Distributions	—	—	—	—	—
Net Asset Value, End of Year	$65.31	$51.40	$51.25	$40.60	$32.64
Total return	27.06%	0.29%	26.23%	24.39%	(12.26)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$180,575	$164,330	$133,960	$132,443	$145,032
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.75%	1.74%	1.78%	1.76%	1.73%
After expense reimbursement(4)	1.64%	1.64%	1.64%	1.64%	1.64%
Ratio of net investment loss to average net assets:	(0.48)%	(0.60)%	(0.74)%	(1.03)%	(0.94)%
Portfolio turnover rate(5)	4%	3%	9%	4%	2%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Small Cap Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Small Cap Opportunities Fund
	Advisor Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2017	2016	2015

PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$49.81	$49.81	$39.55	$31.88	$36.43
Income from Investment Operations:
Net investment loss(2)	(0.43)	(0.48)	(0.42)	(0.43)	(0.43)
Net realized and unrealized gain (loss)
on investments	13.74	0.48	10.68	8.10	(4.12)
Total from Investment Operations	13.31	—	10.26	7.67	(4.55)
Redemption Fees(3)	0.00	0.00	0.00	0.00	0.00
Less Distributions:
From net investment income	—	—	—	—	—
Total Distributions	—	—	—	—	—
Net Asset Value, End of Year	$63.12	$49.81	$49.81	$39.55	$31.88
Total return(4)	26.72	0.00%	25.94%	24.06%	(12.47)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$11,986	$10,505	$11,735	$13,694	$14,857
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.00%	1.99%	2.03%	2.01%	1.98%
After expense reimbursement(5)	1.89%	1.89%	1.89%	1.89%	1.89%
Ratio of net investment loss to average
net assets:(5)	(0.73)%	(0.85)%	(0.99)%	(1.28)%	(1.19)%
Portfolio turnover rate(6)	4%	3%	9%	4%	2%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover of The Small Cap Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Small Cap Opportunities Fund
	Advisor Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2017	2016	2015

PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$47.53	$47.77	$38.12	$30.88	$35.47
Income from Investment Operations:
Net investment loss(2)	(0.69)	(0.73)	(0.61)	(0.58)	(0.59)
Net realized and unrealized gain (loss)
on investments	13.09	0.49	10.26	7.82	(4.00)
Total from Investment Operations	12.40	(0.24)	9.65	7.24	(4.59)
Redemption Fees	—	0.00 (3)	—	0.00 (3)	—
Less Distributions:
From net investment income	—	—	—	—	—
Total Distributions	—	—	—	—	—
Net Asset Value, End of Year	$59.93	$47.53	$47.77	$38.12	$30.88
Total return	26.09%	(0.50)%	25.31%	23.45%	(12.92)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$10,544	$8,373	$8,135	$8,426	$8,840
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.50%	2.49%	2.53%	2.51%	2.48%
After expense reimbursement(4)	2.39%	2.39%	2.39%	2.39%	2.39%
Ratio of net investment loss to average
net assets:	(1.23)%	(1.35)%	(1.49)%	(1.78)%	(1.69)%
Portfolio turnover rate(5)	4%	3%	9%	4%	2%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Small Cap Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Small Cap Opportunities Fund
	Institutional Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2017	2016	2015

PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$52.30	$52.07	$41.16	$33.03	$37.57
Income from Investment Operations:
Net investment loss(2)	(0.17)	(0.24)	(0.24)	(0.29)	(0.28)
Net realized and unrealized gain (loss)
on investments	14.45	0.47	11.15	8.42	(4.26)
Total from Investment Operations	14.28	0.23	10.91	8.13	(4.54)
Redemption Fees(3)	0.00	0.00	0.00	0.00	0.00
Less Distributions:
From net investment income	—	—	—	—	—
Total Distributions	—	—	—	—	—
Net Asset Value, End of Year	$66.58	$52.30	$52.07	$41.16	$33.03
Total return	27.30%	0.44%	26.51%	24.61%	(12.06)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$66,459	$40,075	$27,514	$50,517	$51,258
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.70%	1.69%	1.73%	1.71%	1.68%
After expense reimbursement(4)	1.44%	1.44%	1.44%	1.44%	1.44%
Ratio of net investment loss to average net assets:	(0.28)%	(0.40)%	(0.54)%	(0.83)%	(0.74)%
Portfolio turnover rate(5)	4%	3%	9%	4%	2%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Small Cap Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Market Opportunities Fund
	No Load Class
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	December 31,		December 31,	December 31,	December 31,	December 31,
	2019		2018	2017	2016	2015

PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$21.83		$26.72	$18.26	$15.16	$16.68
Income from Investment Operations:
Net investment income (loss)(2)	(0.00	)(3)	(0.14)	0.17	(0.15)	(0.15)
Net realized and unrealized gain (loss)
on investments	4.97		(2.77)	8.46	3.25	(1.37)
Total from Investment Operations	4.97		(2.91)	8.63	3.10	(1.52)
Redemption Fees	0.00	(3)	0.01	0.00 (3)	0.00 (3)	—
Less Distributions:
From net investment income	(0.09)		—	(0.17)	—	—
From net realized gains	—		(1.99)	—	—	—
Total Distributions	(0.09)		(1.99)	(0.17)	—	—
Net Asset Value, End of Year	$26.71		$21.83	$26.72	$18.26	$15.16
Total return	22.76%		(10.86)%	47.28%	20.45%	(9.11)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$56,987		$48,487	$51,298	$32,178	$31,230
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.84%		1.86%	1.92%	1.97%	1.90%
After expense reimbursement(4)	1.40%		1.64%	1.64%	1.64%	1.64%
Ratio of net investment income (loss) to
average net assets:	(0.01)%		(0.53)%	0.81%	(0.96)%	(0.91)%
Portfolio turnover rate(5)	4%		8%	35%	5%	2%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Market Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Market Opportunities Fund
	Advisor Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2017	2016	2015

PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$21.49	$26.41	$18.07	$15.04	$16.59
Income from Investment Operations:
Net investment income (loss)(2)	(0.07)	(0.21)	0.11	(0.19)	(0.19)
Net realized and unrealized gain (loss)
on investments	4.89	(2.72)	8.37	3.22	(1.36)
Total from Investment Operations	4.82	(2.93)	8.48	3.03	(1.55)
Redemption Fees	—	0.00 (3)	0.00 (3)	—	0.00 (3)
Less Distributions:
From net investment income	(0.02)	—	(0.14)	—	—
From net realized gains	—	(1.99)	—	—	—
Total Distributions	(0.02)	(1.99)	(0.14)	—	—
Net Asset Value, End of Year	$26.29	$21.49	$26.41	$18.07	$15.04
Total return(4)	22.42%	(11.10)%	46.91%	20.15%	(9.34)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$6,868	$6,426	$7,557	$4,537	$4,502
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.09%	2.11%	2.17%	2.22%	2.15%
After expense reimbursement(5)	1.65%	1.89%	1.89%	1.89%	1.89%
Ratio of net investment income (loss) to
average net assets:	(0.26)%	(0.78)%	0.56%	(1.21)%	(1.16)%
Portfolio turnover rate(6)	4%	8%	35%	5%	2%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover of The Market Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Market Opportunities Fund
	Advisor Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2017	2016	2015

PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$20.61	$25.53	$17.51	$14.65	$16.24
Income from Investment Operations:
Net investment income (loss)(2)	(0.18)	(0.33)	0.01	(0.26)	(0.27)
Net realized and unrealized gain (loss)
on investments	4.67	(2.60)	8.07	3.12	(1.32)
Total from Investment Operations	4.49	(2.93)	8.08	2.86	(1.59)
Redemption Fees	—	—	—	—	—
Less Distributions:
From net investment income	—	—	(0.06)	—	—
From net realized gains	—	(1.99)	—	—	—
Total Distributions	—	(1.99)	(0.06)	—	—
Net Asset Value, End of Year	$25.10	$20.61	$25.53	$17.51	$14.65
Total return	21.79%	(11.48)%	46.12%	19.52%	(9.79)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$10,051	$8,517	$8,139	$4,428	$4,079
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.59%	2.61%	2.67%	2.72%	2.65%
After expense reimbursement(3)	2.15%	2.39%	2.39%	2.39%	2.39%
Ratio of net investment income (loss) to
average net assets:	(0.76)%	(1.28)%	0.06%	(1.71)%	(1.66)%
Portfolio turnover rate(4)	4%	8%	35%	5%	2%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(4)	Portfolio turnover of The Market Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Market Opportunities Fund
	Institutional Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2017	2016	2015

PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$22.16	$27.04	$18.46	$15.29	$16.80
Income from Investment Operations:
Net investment income (loss)(2)	0.05	(0.09)	0.22	(0.12)	(0.12)
Net realized and unrealized gain (loss)
on investments	5.04	(2.81)	8.55	3.29	(1.39)
Total from Investment Operations	5.09	(2.90)	8.77	3.17	(1.51)
Redemption Fees	0.00 (3)	0.01	0.02	—	—
Less Distributions:
From net investment income	(0.14)	—	(0.21)	—	—
From net realized gains	—	(1.99)	—	—	—
Total Distributions	(0.14)	(1.99)	(0.21)	—	—
Net Asset Value, End of Year	$27.11	$22.16	$27.04	$18.46	$15.29
Total return	22.98%	(10.70)%	47.65%	20.73%	(8.93)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$12,534	$9,471	$10,228	$2,426	$2,355
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.79%	1.81%	1.87%	1.92%	1.85%
After expense reimbursement(4)	1.20%	1.44%	1.44%	1.44%	1.44%
Ratio of net investment income (loss) to
average net assets:	0.19%	(0.33)%	1.01%	(0.76)%	(0.71)%
Portfolio turnover rate(5)	4%	8%	35%	5%	2%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Market Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Alternative Income Fund
	No Load Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2017	2016	2015

PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$97.46	$97.57	$95.36	$91.68	$89.06
Income from Investment Operations:
Net investment income (loss)(2)	1.39	0.92	0.08	(0.01)	0.01
Net realized and unrealized gain (loss)
on investments	1.01	(0.03)	2.12	3.69	2.56
Total from Investment Operations	2.40	0.89	2.20	3.68	2.57
Redemption Fees	—	0.01	0.01	0.00 (3)	0.05
Less Distributions:
From net investment income	(1.58)	(1.01)	—	—	—
Total Distributions	(1.58)	(1.01)	—	—	—
Net Asset Value, End of Year	$98.28	$97.46	$97.57	$95.36	$91.68
Total return	2.47%	0.92%	2.32%	4.00%	2.94%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$3,482	$4,265	$4,968	$5,664	$4,570
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.01%	1.88%	1.75%	1.78%	1.74%
After expense reimbursement(4)	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to
average net assets:	1.41%	0.94%	0.08%	(0.01)%	0.01%
Portfolio turnover rate(5)	0%	0%	0%	1%	6%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Alternative Income Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Alternative Income Fund
	Advisor Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2017	2016	2015

PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$96.24	$96.38	$94.44	$91.02	$88.69
Income from Investment Operations:
Net investment income (loss)(2)	1.13	0.66	(0.16)	(0.24)	(0.22)
Net realized and unrealized gain (loss)
on investments	1.00	(0.03)	2.10	3.65	2.55
Total from Investment Operations	2.13	0.63	1.94	3.41	2.33
Redemption Fees	—	—	0.00 (3)	0.01	—
Less Distributions:
From net investment income	(1.33)	(0.77)	—	—	—
Total Distributions	(1.33)	(0.77)	—	—	—
Net Asset Value, End of Year	$97.04	$96.24	$96.38	$94.44	$91.02
Total return(4)	2.22%	0.65%	2.05%	3.76%	2.63%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$856	$932	$1,501	$2,458	$1,565
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.26%	2.13%	2.00%	2.03%	1.99%
After expense reimbursement(5)	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income (loss) to
average net assets:	1.16%	0.69%	(0.17)%	(0.26)%	(0.24)%
Portfolio turnover rate(6)	0%	0%	0%	1%	6%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover of The Alternative Income Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Alternative Income Fund
	Advisor Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2017	2016	2015

PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$92.65	$92.73	$91.33	$88.46	$86.60
Income from Investment Operations:
Net investment income (loss)(2)	0.62	0.17	(0.62)	(0.68)	(0.65)
Net realized and unrealized gain (loss)
on investments	0.98	(0.04)	2.02	3.55	2.48
Total from Investment Operations	1.60	0.13	1.40	2.87	1.83
Redemption Fees	—	—	—	—	0.03
Less Distributions:
From net investment income	(0.84)	(0.21)	—	—	—
Total Distributions	(0.84)	(0.21)	—	—	—
Net Asset Value, End of Year	$93.41	$92.65	$92.73	$91.33	$88.46
Total return	1.71%	0.15%	1.53%	3.23%	2.15%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$711	$1,107	$1,513	$1,640	$1,356
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.76%	2.63%	2.50%	2.53%	2.49%
After expense reimbursement(3)	1.70%	1.70%	1.70%	1.70%	1.70%
Ratio of net investment income (loss) to
average net assets:	0.66%	0.19%	(0.67)%	(0.76)%	(0.74)%
Portfolio turnover rate(4)	0%	0%	0%	1%	6%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(4)	Portfolio turnover of The Alternative Income Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Alternative Income Fund
	Institutional Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2017	2016	2015

PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$98.73	$98.88	$96.66	$92.84	$90.14
Income from Investment Operations:
Net investment income(2)	1.61	1.13	0.27	0.18	0.19
Net realized and unrealized gain (loss)
on investments	1.03	(0.05)	2.16	3.75	2.60
Total from Investment Operations	2.64	1.08	2.43	3.93	2.79
Redemption Fees(3)	0.00	0.00	0.00	0.00	0.00
Less Distributions:
From net investment income	(1.78)	(1.23)	(0.21)	(0.11)	(0.09)
Total Distributions	(1.78)	(1.23)	(0.21)	(0.11)	(0.09)
Net Asset Value, End of Year	$99.59	$98.73	$98.88	$96.66	$92.84
Total return	2.69%	1.10%	2.51%	4.22%	3.09%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$11,368	$12,718	$15,008	$18,165	$20,255
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.96%	1.83%	1.70%	1.73%	1.69%
After expense reimbursement(4)	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to
average net assets:	1.61%	1.14%	0.28%	0.19%	0.21%
Portfolio turnover rate(5)	0%	0%	0%	1%	6%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Alternative Income Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Multi-Disciplinary Income Fund
	No Load Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2017	2016	2015

PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$10.46	$11.02	$10.95	$10.32	$10.79
Income from Investment Operations:
Net investment income(2)	0.45	0.44	0.37	0.43	0.37
Net realized and unrealized gain (loss)
on investments	0.49	(0.55)	0.14	0.63	(0.60)
Total from Investment Operations	0.94	(0.11)	0.51	1.06	(0.23)
Redemption Fees	0.00 (3)	—	0.00 (3)	—	0.00 (3)
Less Distributions:
From net investment income	(0.45)	(0.45)	(0.44)	(0.43)	(0.23)
From net realized gains	—	—	—	—	(0.01)
Total Distributions	(0.45)	(0.45)	(0.44)	(0.43)	(0.24)
Net Asset Value, End of Year	$10.95	$10.46	$11.02	$10.95	$10.32
Total return	9.08%	(1.00)%	4.75%	10.41%	(2.17)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$6,025	$6,134	$6,974	$6,809	$6,108
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.04%	1.97%	1.91%	1.85%	1.79%
After expense reimbursement(4)	1.49%	1.49%	1.49%	1.49%	1.49%
Ratio of net investment income to
average net assets:	4.10%	4.06%	3.37%	4.02%	3.38%
Portfolio turnover rate(5)	0%	2%	16%	9%	10%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Multi-Disciplinary Income Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Multi-Disciplinary Income Fund
	Advisor Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2017	2016	2015

PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$10.41	$10.96	$10.90	$10.27	$10.75
Income from Investment Operations:
Net investment income(2)	0.42	0.41	0.34	0.40	0.34
Net realized and unrealized gain (loss)
on investments	0.49	(0.54)	0.13	0.63	(0.60)
Total from Investment Operations	0.91	(0.13)	0.47	1.03	(0.26)
Redemption Fees	—	—	0.00 (3)	—	0.00 (3)
Less Distributions:
From net investment income	(0.42)	(0.42)	(0.41)	(0.40)	(0.21)
From net realized gains	—	—	—	—	(0.01)
Total Distributions	(0.42)	(0.42)	(0.41)	(0.40)	(0.22)
Net Asset Value, End of Year	$10.90	$10.41	$10.96	$10.90	$10.27
Total return(4)	8.81%	(1.18)%	4.40%	10.17%	(2.46)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$1,852	$2,811	$4,640	$6,935	$8,754
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.29%	2.22%	2.16%	2.10%	2.04%
After expense reimbursement(5)	1.74%	1.74%	1.74%	1.74%	1.74%
Ratio of net investment income to
average net assets:	3.85%	3.81%	3.12%	3.77%	3.13%
Portfolio turnover rate(6)	0%	2%	16%	9%	10%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover of The Multi-Disciplinary Income Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Multi-Disciplinary Income Fund
	Advisor Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2017	2016	2015

PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$10.29	$10.86	$10.79	$10.18	$10.65
Income from Investment Operations:
Net investment income(2)	0.36	0.35	0.29	0.34	0.28
Net realized and unrealized gain (loss)
on investments	0.50	(0.54)	0.14	0.62	(0.58)
Total from Investment Operations	0.86	(0.19)	0.43	0.96	(0.30)
Redemption Fees	—	—	—	—	—
Less Distributions:
From net investment income	(0.37)	(0.38)	(0.36)	(0.35)	(0.16)
From net realized gains	—	—	—	—	(0.01)
Total Distributions	(0.37)	(0.38)	(0.36)	(0.35)	(0.17)
Net Asset Value, End of Year	$10.78	$10.29	$10.86	$10.79	$10.18
Total return	8.40%	(1.83)%	4.00%	9.51%	(2.84)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$6,831	$7,727	$6,987	$7,790	$9,266
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.79%	2.72%	2.66%	2.60%	2.54%
After expense reimbursement(3)	2.24%	2.24%	2.24%	2.24%	2.24%
Ratio of net investment income to
average net assets:	3.35%	3.31%	2.62%	3.27%	2.63%
Portfolio turnover rate(4)	0%	2%	16%	9%	10%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(4)	Portfolio turnover of The Multi-Disciplinary Income Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Financial Highlights — (Continued)

	The Multi-Disciplinary Income Fund
	Institutional Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2017	2016	2015

PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$10.48	$11.04	$10.97	$10.34	$10.82
Income from Investment Operations:
Net investment income(2)	0.47	0.46	0.40	0.45	0.39
Net realized and unrealized gain (loss)
on investments	0.50	(0.54)	0.13	0.63	(0.59)
Total from Investment Operations	0.97	(0.08)	0.53	1.08	(0.20)
Redemption Fees	—	—	—	0.00 (3)	0.00 (3)
Less Distributions:
From net investment income	(0.47)	(0.48)	(0.46)	(0.45)	(0.27)
From net realized gains	—	—	—	—	(0.01)
Total Distributions	(0.47)	(0.48)	(0.46)	(0.45)	(0.28)
Net Asset Value, End of Year	$10.98	$10.48	$11.04	$10.97	$10.34
Total return	9.38%	(0.80)%	4.93%	10.61%	(1.96)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$20,314	$20,567	$30,399	$78,084	$66,199
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.99%	1.92%	1.86%	1.80%	1.74%
After expense reimbursement(4)	1.29%	1.29%	1.29%	1.29%	1.29%
Ratio of net investment income to
average net assets:	4.30%	4.26%	3.57%	4.22%	3.58%
Portfolio turnover rate(5)	0%	2%	16%	9%	10%

(1)	Information presented relates to a share of capital stock outstanding for each year.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Multi-Disciplinary Income Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUND

Financial Highlights — (Continued)

	The Spin-off Fund
	No Load Class
				December 11,
	For the		For the	2017^
	Year Ended		Year Ended	through
	December 31,		December 31,	December 31,
	2019		2018	2017
PER SHARE DATA:(1)
Net Asset Value, Beginning of Period	$9.77		$11.14	$10.81
Income from Investment Operations:
Net investment income (loss)(2)	(0.00	)(3)	(0.08)	0.00	(3)
Net realized and unrealized gain (loss) on investments	3.06		(0.84)	0.33
Total from Investment Operations	3.06		(0.92)	0.33
Redemption Fees	—		—	—
Less Distributions:
From net realized gains	—		(0.45)	—
Total Distributions	—		(0.45)	—
Net Asset Value, End of Period	$12.83		$9.77	$11.14
Total return	31.32%		(8.22)%	3.05	%(4)

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000’s)	$60		$11	$10
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.96%		1.81%	1.70	%(5)
After expense reimbursement(6)	1.45%		1.45%	1.45	%(5)
Ratio of net investment loss to average net assets:	(0.04)%		(0.63)%	(0.61	)%(5)
Portfolio turnover rate	2%		9%	0	%(4)

^	Commencement of operations.
(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	Not annualized.
(5)	Annualized.
(6)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUND

Financial Highlights — (Continued)

	The Spin-off Fund
	Advisor Class A
	For the	For the	For the		For the	For the	For the
	Year Ended	Year Ended	Period Ended		Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,		April 30,	April 30,	April 30,
	2019	2018	2017^		2017	2016	2015

PER SHARE DATA:(1)
Net Asset Value, Beginning
of Period	$9.33	$10.67	$9.82		$8.52	$10.22	$10.32
Income from Investment Operations:
Net investment income (loss)(2)	(0.01)	(0.08)	(0.02)		0.03	0.00 (3)	(0.03)
Net realized and unrealized gain
(loss) on investments	2.93	(0.81)	1.29		1.45	(1.70)	(0.07)
Total from Investment
Operations	2.92	(0.89)	1.27		1.48	(1.70)	(0.10)
Redemption Fees	—	—	—		—	—	—
Less Distributions:
From net investment income	—	—	0.00	(3)	—	—	—
From net realized gains	—	(0.45)	(0.42)		(0.18)	—	—
Total Distributions	—	(0.45)	(0.42)		(0.18)	—	—
Net Asset Value, End of Period	$12.25	$9.33	$10.67		$9.82	$8.52	$10.22
Total return(4)	31.30%	(8.30)%	12.95	%(5)	17.36%	(16.63)%	(0.97)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000’s)	$3,574	$3,303	$4,322		$4,583	$6,067	$14,604
Ratio of operating expenses to
average net assets:
Before expense reimbursement	2.21%	2.06%	2.07	%(6)	2.45%	1.74%	1.77%
After expense reimbursement(7)	1.50%	1.50%	1.50	%(6)	1.50%	1.50%	1.50%
Ratio of net investment income
(loss) to average net assets:	(0.09)%	(0.68)%	(0.27	)%(6)	0.31%	0.05%	(0.30)%
Portfolio turnover rate	2%	9%	0	%(5)	11%	2%	40%

^	For the period May 1, 2017 through December 31, 2017. The Fund changed its fiscal year end from April 30 to December 31.
(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	Not annualized.
(6)	Annualized.
(7)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUND

Financial Highlights — (Continued)

	The Spin-off Fund
	Advisor Class C
	For the	For the	For the		For the	For the	For the
	Year Ended	Year Ended	Period Ended		Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,		April 30,	April 30,	April 30,
	2019	2018	2017^		2017	2016	2015

PER SHARE DATA:(1)
Net Asset Value, Beginning
of Period	$8.80	$10.17	$9.43		$8.25	$9.97	$10.14
Income from Investment Operations:
Net investment loss(2)	(0.09)	(0.16)	(0.07)		(0.04)	(0.06)	(0.11)
Net realized and unrealized gain
(loss) on investments	2.76	(0.76)	1.23		1.40	(1.66)	(0.06)
Total from Investment
Operations	2.67	(0.92)	1.16		1.36	(1.72)	(0.17)
Redemption Fees	—	—	—		—	—	—
Less Distributions:
From net realized gains	—	(0.45)	(0.42)		(0.18)	—	—
Total Distributions	—	(0.45)	(0.42)		(0.18)	—	—
Net Asset Value, End of Period	$11.47	$8.80	$10.17		$9.43	$8.25	$9.97
Total return	30.34%	(9.00)%	12.31	%(3)	16.46%	(17.25)%	(1.68)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000’s)	$4,064	$4,114	$5,526		$5,678	$6,290	$12,057
Ratio of operating expenses to
average net assets:
Before expense reimbursement	2.71%	2.56%	2.82	%(4)	3.20%	2.49%	2.52%
After expense reimbursement(5)	2.25%	2.25%	2.25	%(4)	2.25%	2.25%	2.25%
Ratio of net investment loss
to average net assets:	(0.84)%	(1.43)%	(1.02	)%(4)	(0.44)%	(0.70)%	(1.05)%
Portfolio turnover rate	2%	9%	0	%(3)	11%	2%	40%

^	For the period May 1, 2017 through December 31, 2017. The Fund changed its fiscal year end from April 30 to December 31.
(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Not annualized.
(4)	Annualized.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FUND

Financial Highlights — (Continued)

	The Spin-off Fund
	Institutional Class
	For the	For the	For the		For the	For the	For the
	Year Ended	Year Ended	Period Ended		Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,		April 30,	April 30,	April 30,
	2019	2018	2017^		2017	2016	2015

PER SHARE DATA:(1)
Net Asset Value, Beginning
of Period	$9.36	$10.68	$9.85		$8.53	$10.20	$10.27
Income from Investment Operations:
Net investment income (loss)(2)	0.02	(0.05)	0.00	(3)	0.05	0.03	(0.01)
Net realized and unrealized gain
(loss) on investments	2.95	(0.82)	1.29		1.45	(1.70)	(0.06)
Total from Investment
Operations	2.97	(0.87)	1.29		1.50	(1.67)	(0.07)
Redemption Fees	—	—	0.00	(3)	—	—	—
Less Distributions:
From net investment income	(0.01)	—	(0.04)		—	—	—
From net realized gains	—	(0.45)	(0.42)		(0.18)	—	—
Total Distributions	(0.01)	(0.45)	(0.46)		(0.18)	—	—
Net Asset Value, End of Period	$12.32	$9.36	$10.68		$9.85	$8.53	$10.20
Total return	31.74%	(8.11)%	13.07	%(4)	17.57%	(16.37)%	(0.68)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000’s)	$13,751	$11,290	$14,050		$12,022	$24,185	$52,312
Ratio of operating expenses to
average net assets:
Before expense reimbursement	1.91%	1.76%	1.83	%(5)	2.20%	1.49%	1.52%
After expense reimbursement(6)	1.25%	1.25%	1.25	%(5)	1.25%	1.25%	1.25%
Ratio of net investment income
(loss) to average net assets:	0.16%	(0.43)%	(0.02	)%(5)	0.56%	0.30%	(0.05)%
Portfolio turnover rate	2%	9%	0	%(4)	11%	2%	40%

^	For the period May 1, 2017 through December 31, 2017. The Fund changed its fiscal year end from April 30 to December 31.
(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	Not annualized.
(5)	Annualized.
(6)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC.
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
of Kinetics Mutual Funds, Inc.

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of The Internet Fund, The Global Fund, The Paradigm Fund, The Medical Fund, The Small Cap Opportunities Fund, The Market Opportunities Fund, The Alternative Income Fund, The Multi-Disciplinary Income Fund, and the Kinetics Spin-off and Corporate Restructuring Fund (the “Funds”), each a series of Kinetics Mutual Funds, Inc. (the “Trust”), including the portfolios of investments, as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”) and with respect to Kinetics Spin-off and Corporate Restructuring Fund, the financial highlights for each of the two years in the period ended December 31, 2019, the period ended December 31, 2017, and each year in the three year period ended April 30, 2017. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2004.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence

KINETICS MUTUAL FUNDS, INC.
Report of Independent Registered Public Accounting Firm (Continued)

regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. With respect to Kinetics Spin-off and Corporate Restructuring Fund, our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
Philadelphia, Pennsylvania
March 2, 2020

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Allocation of Consolidated Portfolio Assets
December 31, 2019

The Internet Portfolio

		Percentage
	Market	of Total
Sector Allocation	Value	Net Assets
Finance and Insurance#	$26,907,902	22.6%
Information	18,937,138	16.0%
Mining, Quarrying, and Oil and Gas Extraction	16,425,932	13.8%
Professional, Scientific, and Technical Services	10,743,360	9.1%
Administrative and Support and Waste Management and
Remediation Services	6,815,935	5.7%
Arts, Entertainment, and Recreation	2,525,880	2.1%
Retail Trade	79,169	0.1%
Management of Companies and Enterprises	62,038	0.1%

#	In the Finance and Insurance Sector, $17,580,646 represents a cryptocurrency investment of 14.8% of total net assets as of December 31, 2019.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Allocation of Consolidated Portfolio Assets
December 31, 2019 — (Continued)

The Global Portfolio

		Percentage
	Market	of Total
Country Allocation	Value	Net Assets
United States#	$4,757,232	33.1%
Canada	1,801,216	12.5%
United Kingdom	446,473	3.1%
Cayman Islands	204,600	1.4%
Brazil	106,943	0.7%
Australia	47,052	0.3%
Spain	18,890	0.1%
France	12,283	0.1%
Guernsey	2,829	0.0%
Bermuda	602	0.0%

#	In the United States Sector, $1,281,899 represents a cryptocurrency investment of 8.9% of total net assets as of December 31, 2019.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Allocation of Consolidated Portfolio Assets
December 31, 2019 — (Continued)

The Paradigm Portfolio

		Percentage
	Market	of Total
Sector Allocation	Value	Net Assets
Mining, Quarrying, and Oil and Gas Extraction	$321,203,820	40.3%
Finance and Insurance#	90,455,106	11.3%
Real Estate and Rental and Leasing	69,654,558	8.7%
Information	60,876,297	7.6%
Arts, Entertainment, and Recreation	39,216,011	4.9%
Management of Companies and Enterprises	35,549,388	4.5%
Accommodation and Food Services	15,300,168	1.9%
Professional, Scientific, and Technical Services	12,730,023	1.6%
Transportation and Warehousing	5,057,426	0.6%
Utilities	2,419,516	0.3%
Retail Trade	934,330	0.1%
Manufacturing	273,800	0.0%

#	In the Finance and Insurance Sector, $16,098,264 represents a cryptocurrency investment of 2.0% of total net assets as of December 31, 2019.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Allocation of Portfolio Assets
December 31, 2019 — (Continued)

The Medical Portfolio

		Percentage
	Market	of Total
Sector Allocation	Value	Net Assets
Manufacturing	$16,481,822	98.2%
Professional, Scientific, and Technical Services	10,503	0.1%

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Allocation of Consolidated Portfolio Assets
December 31, 2019 — (Continued)

The Small Cap Opportunities Portfolio

		Percentage
	Market	of Total
Sector Allocation	Value	Net Assets
Mining, Quarrying, and Oil and Gas Extraction	$93,885,736	34.8%
Real Estate and Rental and Leasing	31,738,685	11.8%
Management of Companies and Enterprises	27,639,060	10.3%
Finance and Insurance#	16,995,868	6.3%
Professional, Scientific, and Technical Services	16,575,923	6.1%
Accommodation and Food Services	12,157,140	4.5%
Arts, Entertainment, and Recreation	11,263,672	4.2%
Transportation and Warehousing	6,812,660	2.5%
Manufacturing	6,777,144	2.5%
Wholesale Trade	757,200	0.3%
Information	284,800	0.1%

#	In the Finance and Insurance Sector, $2,515,354 represents a cryptocurrency investment of 0.9% of total net assets as of December 31, 2019.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Allocation of Consolidated Portfolio Assets
December 31, 2019 — (Continued)

The Market Opportunities Portfolio

		Percentage
	Market	of Total
Sector Allocation	Value	Net Assets
Mining, Quarrying, and Oil and Gas Extraction	$29,605,165	34.2%
Finance and Insurance#	11,884,382	13.7%
Real Estate and Rental and Leasing	3,687,902	4.3%
Information	2,727,700	3.2%
Management of Companies and Enterprises	2,047,294	2.4%
Transportation and Warehousing	993,721	1.2%
Accommodation and Food Services	165,120	0.2%
Manufacturing	20,720	0.0%
Professional, Scientific, and Technical Services	18,552	0.0%
Wholesale Trade	13,232	0.0%
Retail Trade	100	0.0%

#	In the Finance and Insurance Sector, $4,929,348 represents a cryptocurrency investment of 5.7% of total net assets as of December 31, 2019.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Allocation of Portfolio Assets
December 31, 2019 — (Continued)

The Alternative Income Portfolio

		Percentage
	Market	of Total
Sector Allocation	Value	Net Assets
Finance and Insurance	$5,872,004	35.5%

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Allocation of Portfolio Assets
December 31, 2019 — (Continued)

The Multi-Disciplinary Income Portfolio

		Percentage
	Market	of Total
Sector Allocation	Value	Net Assets
Manufacturing	$6,130,847	17.4%
Retail Trade	3,607,663	10.3%
Mining, Quarrying, and Oil and Gas Extraction	3,406,023	9.7%
Information	3,215,654	9.1%
Finance and Insurance	3,152,688	9.0%
Management of Companies and Enterprises	3,009,090	8.5%
Transportation and Warehousing	2,860,703	8.1%
Construction	2,842,176	8.1%
Real Estate and Rental and Leasing	1,724,234	4.9%
Professional, Scientific, and Technical Services	509,995	1.4%

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Internet Portfolio
Consolidated Portfolio of Investments — December 31, 2019

COMMON STOCKS — 54.70%	Shares	Value
Administrative and Support Services — 0.00%
CreditRiskMonitor.com, Inc.	780	$1,225
Broadcasting (except Internet) — 0.65%
The E.W. Scripps Company — Class A	40,000	628,400
MSG Networks, Inc. — Class A*	8,000	139,200
		767,600
Credit Intermediation and Related Activities — 2.10%
LendingTree, Inc.*^	8,233	2,498,221
Data Processing, Hosting, and Related Services — 5.98%
IHS Markit Limited*	200	15,070
MasterCard, Inc. — Class A	7,000	2,090,130
Verisk Analytics, Inc.	7,000	1,045,380
Visa, Inc. — Class A	21,000	3,945,900
		7,096,480
Data Processor — 5.74%
PayPal Holdings, Inc.*[c]	63,000	6,814,710
Management of Companies and Enterprises — 0.05%
Galaxy Digital Holdings Ltd.*	76,000	62,038
Nonstore Retailers — 0.06%
Expedia Group, Inc.	648	70,075
Oil and Gas Extraction — 13.84%
Texas Pacific Land Trust[c]	21,026	16,425,932
Other Information Services — 7.22%
Alphabet, Inc. — Class A*	3,200	4,286,048
Alphabet, Inc. — Class C*	3,200	4,278,464
		8,564,512
Other Motor Vehicle Dealers — 0.01%
Copart, Inc.*	100	9,094
Other Professional, Scientific, and Technical Services — 0.46%
GMO Internet, Inc.	28,400	542,359
Other Telecommunications — 1.92%
Liberty Broadband Corporation — Series A*	8,000	996,480
Liberty Broadband Corporation — Series C*	7,600	955,700
Liberty Latin America Limited — Class C*	16,496	321,012
		2,273,192

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Internet Portfolio
Consolidated Portfolio of Investments — December 31, 2019 — (Continued)

	Shares	Value
Professional, Scientific, and Technical Services — 8.59%
CACI International, Inc. — Class A*[c]	29,200	$7,299,708
Cookpad, Inc.*	276,000	904,293
ManTech International Corporation — Class A	25,000	1,997,000
		10,201,001
Promoters of Performing Arts, Sports, and Similar Events — 0.99%
The Madison Square Garden Company — Class A*	4,000	1,176,760
Satellite Telecommunications — 0.20%
DISH Network Corp. — Class A*	2,728	96,762
EchoStar Corporation — Class A*	3,200	138,592
		235,354
Securities, Commodity Contracts, and Other Financial Investments and
Related Activities — 5.75%
CME Group, Inc.	4,180	839,010
MarketAxess Holdings, Inc.	5,000	1,895,550
OTC Markets Group, Inc. — Class A	116,985	4,094,475
		6,829,035
Spectator Sports — 1.14%
Liberty Media Corp.-Liberty Braves — Class A*	8,000	237,200
Liberty Media Corp.-Liberty Braves — Class C*	8,000	236,320
Liberty Media Corp.-Liberty Formula One — Class A*	20,000	875,600
		1,349,120
TOTAL COMMON STOCKS
(cost $51,344,987)		64,916,708

UNIT INVESTMENT TRUST — 14.81%
Securities, Commodity Contracts, and Other Financial Investments and
Related Activities — 14.81%
Grayscale Bitcoin Trust*^[c]	2,146,599	17,580,646
TOTAL UNIT INVESTMENT TRUST
(cost $6,360,042)		17,580,646

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Internet Portfolio
Consolidated Portfolio of Investments — December 31, 2019 — (Continued)

	Principal
ESCROW NOTES — 0.00%	Amount	Value
Other Telecommunications — 0.00%
Adelphia Communications Corp. Preferred *+[a]	$190,000	$—
TOTAL ESCROW NOTES
(cost $0)		—
TOTAL INVESTMENTS — 69.51%
(cost $57,705,029)		$82,497,354

Percentages are stated as a percent of net assets.
* — Non-income producing security.
^ — This security or a portion of this security was out on loan at December 31, 2019. Total loaned securities had a market value of $6,192,934 at December 31, 2019. The remaining contractual maturities of all of the securities lending transactions were overnight and continuous. The total collateral for the loaned securities was cash in the amount of $6,498,625.

+ — Security is considered illiquid and was fair valued. The aggregate value of such securities is $0 or 0.00% of net assets.
a — Value determined using significant unobservable inputs.
c — Significant Investment — See note 2.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Global Portfolio
Consolidated Portfolio of Investments — December 31, 2019 — (Continued)

COMMON STOCKS — 42.28%	Shares	Value
Accommodation — 1.89%
Civeo Corporation*	211,000	$272,190
Lessors of Nonfinancial Intangible Assets (except Copyrighted Works) — 0.03%
PrairieSky Royalty Limited	400	4,691
Management of Companies and Enterprises — 1.90%
Clarke, Inc.*	24,800	237,582
Galaxy Digital Holdings Ltd.*	44,000	35,917
		273,499
Mining (except Oil and Gas) — 6.33%
Franco-Nevada Corporation	4,800	495,840
NovaGold Resources, Inc.*	4,000	35,840
Wheaton Precious Metals Corporation	12,800	380,800
		912,480
Oil and Gas Extraction — 15.66%
Texas Pacific Land Trust[c]	2,890	2,257,726
Other Financial Investment Activities — 1.95%
Brookfield Asset Management, Inc. — Class A	4,000	231,200
Burford Capital Limited	300	2,830
IMF Bentham Limited*	15,000	47,052
		281,082
Other Investment Pools and Funds — 0.61%
Partners Value Investments LP*[f]	2,193	87,818
Other Pipeline Transportation — 0.09%
Rubis SCA	200	12,283
Other Telecommunications — 0.00%
Liberty Latin America Limited — Class A*	9	174
Liberty Latin America Limited — Class C*	22	428
		602
Professional, Scientific, and Technical Services — 6.41%
CACI International, Inc. — Class A*[c]	3,700	924,963
Securities and Commodity Exchanges — 1.80%
B3 SA — Brasil Bolsa Balcao	10,000	106,943
Bolsas y Mercados Espanoles SHMSF — ADR	1,000	18,890
Cboe Global Markets, Inc.	1,118	134,160
		259,993

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Global Portfolio
Consolidated Portfolio of Investments — December 31, 2019 — (Continued)

	Shares	Value
Securities, Commodity Contracts, and Other Financial Investments and
Related Activities — 1.09%
CME Group, Inc.	786	$157,766
Support Activities for Water Transportation — 4.52%
Braemar Shipping Services plc	2,000	5,709
Clarkson plc	11,000	440,763
Siem Industries, Inc.*[f]	5,500	204,600
		651,072
TOTAL COMMON STOCKS
(cost $3,969,314)		6,096,165

UNIT INVESTMENT TRUST — 8.89%
Securities, Commodity Contracts, and Other Financial Investments and
Related Activities — 8.89%
Grayscale Bitcoin Trust*^[c]	156,520	1,281,899
TOTAL UNIT INVESTMENT TRUST
(cost $222,484)		1,281,899

PREFERRED STOCKS — 0.07%
Other Investment Pools and Funds — 0.07%
Partners Value Investments LP — Class Af	515	9,862
TOTAL PREFERRED STOCKS
(cost $9,785)		9,862

	Principal
CONVERTIBLE BONDS — 0.00%	Amount
Department Stores — 0.00%
Sears Holdings Corporation, 8.000%, 12/15/2019 ef	$41,080	719
TOTAL CONVERTIBLE BONDS
(cost $41,080)		719

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Global Portfolio
Consolidated Portfolio of Investments — December 31, 2019 — (Continued)

WARRANTS — 0.07%	Shares	Value
Other Investment Pools and Funds — 0.07%
Partners Value Investments LP*[f]	1,893	$9,475
Expiration: 06/30/2026, Exercise Price: 32.45 CAD
TOTAL WARRANTS
(cost $7,160)		9,475
TOTAL INVESTMENTS — 51.31%
(cost $4,249,823)		$7,398,120

Percentages are stated as a percent of net assets.
* — Non-income producing security.
^ — This security or a portion of this security was out on loan at December 31, 2019. Total loaned securities had a market value of $86,265 at December 31, 2019. The remaining contractual maturities of all of the securities lending transactions were overnight and continuous. The total collateral for the loaned securities was cash in the amount of $92,164.

[c] — Significant Investment — See note 2.
[e] — Default or other conditions exist and the security is not presently accruing income.
[f] — Level 2 Investment — See note 7.
ADR— American Depositary Receipt.
CAD— Canadian Dollars.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Paradigm Portfolio
Consolidated Portfolio of Investments — December 31, 2019 — (Continued)

COMMON STOCKS — 79.75%	Shares	Value
Accommodation — 0.37%
Civeo Corporation*	2,294,800	$2,960,292
Amusement, Gambling, and Recreation Industries — 0.27%
Las Vegas Sands Corp.	31,300	2,160,952
Beverage and Tobacco Product Manufacturing — 0.04%
Crimson Wine Group Limited*	37,000	273,800
Cable and Other Subscription Programming — 0.86%
Discovery Communications, Inc. — Class A*^	142,400	4,662,176
Discovery Communications, Inc. — Class C*	71,700	2,186,133
		6,848,309
Data Processing, Hosting, and Related Services — 0.01%
IHS Markit Limited*	1,200	90,420
Food Services and Drinking Places — 1.54%
The Wendy’s Company	555,600	12,339,876
Insurance Carriers and Related Activities — 1.47%
Markel Corporation*	10,300	11,774,651
Management of Companies and Enterprises — 4.45%
Associated Capital Group, Inc. — Class A^	261,200	10,239,040
Bollore SA	253,000	1,103,948
Icahn Enterprises LP	393,600	24,206,400
		35,549,388
Mining (except Oil and Gas) — 2.92%
Franco-Nevada Corporation^	216,600	22,374,780
Wheaton Precious Metals Corporation	32,400	963,900
		23,338,680
Nonstore Retailers — 0.12%
Expedia Group, Inc.	8,640	934,330
Oil and Gas Extraction — 37.26%
Texas Pacific Land Trust[c]	381,186	297,790,127
Tourmaline Oil Corp.[f]	6,400	75,013
		297,865,140

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Paradigm Portfolio
Consolidated Portfolio of Investments — December 31, 2019 — (Continued)

	Shares	Value
Other Financial Investment Activities — 5.96%
Brookfield Asset Management, Inc. — Class A	679,800	$39,292,440
Brookfield Business Partners LP	5,000	206,400
GAMCO Investors, Inc. — Class A	1,800	35,082
Onex Corp.	128,500	8,103,930
		47,637,852
Other Investment Pools and Funds — 0.00%
Partners Value Investments LP*[f]	800	32,036
Other Professional, Scientific, and Technical Services — 0.08%
GMO Internet, Inc.	32,000	611,108
Other Telecommunications — 5.49%
GCI Liberty, Inc. — Class A*	72,000	5,101,200
Liberty Broadband Corporation — Series A*	36,000	4,484,160
Liberty Broadband Corporation — Series C*	111,200	13,983,400
Liberty Media Corp.-Liberty SiriusXM — Class A*	177,400	8,575,516
Liberty Media Corp.-Liberty SiriusXM — Class C*	244,200	11,755,788
		43,900,064
Performing Arts, Spectator Sports, and Related Industries — 3.50%
Live Nation Entertainment, Inc.*	392,000	28,016,240
Professional, Scientific, and Technical Services — 1.52%
CACI International, Inc. — Class A*	46,800	11,699,532
Cookpad, Inc.*	128,000	419,382
		12,118,914
Real Estate — 8.71%
Dream Unlimited Corp. — Class Af	257,000	2,315,583
Equity Lifestyle Properties, Inc. — REIT	134,500	9,467,455
The Howard Hughes Corporation*[c]	456,400	57,871,520
		69,654,558
Satellite Telecommunications — 1.26%
DISH Network Corp. — Class A*	63,200	2,241,704
EchoStar Corporation — Class A*	180,000	7,795,800
		10,037,504

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Paradigm Portfolio
Consolidated Portfolio of Investments — December 31, 2019 — (Continued)

	Shares	Value
Securities and Commodity Exchanges — 1.33%
Bolsas y Mercados Espanoles SHMSF — ADR	3,600	$68,004
Cboe Global Markets, Inc.	88,200	10,584,000
		10,652,004
Securities, Commodity Contracts, and Other Financial Investments and
Related Activities — 0.53%
CME Group, Inc.	21,000	4,215,120
IntercontinentalExchange Group, Inc.	400	37,020
		4,252,140
Spectator Sports — 1.13%
Liberty Media Corp.-Liberty Formula One — Class A*	91,600	4,010,248
Liberty Media Corp.-Liberty Formula One — Class C*	109,400	5,028,571
		9,038,819
Support Activities for Water Transportation — 0.63%
Clarkson plc	101,800	4,079,066
Siem Industries, Inc.*[f]	26,300	978,360
		5,057,426
Utilities — 0.30%
Brookfield Infrastructure Partners LP	48,400	2,419,516
TOTAL COMMON STOCKS
(cost $252,243,112)		637,564,019

UNIT INVESTMENT TRUST — 2.01%
Securities, Commodity Contracts, and Other Financial Investments and
Related Activities — 2.01%
Grayscale Bitcoin Trust*^	1,965,600	16,098,264
TOTAL UNIT INVESTMENT TRUST
(cost $26,406,964)		16,098,264

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Paradigm Portfolio
Consolidated Portfolio of Investments — December 31, 2019 — (Continued)

PREFERRED STOCKS — 0.00%	Shares	Value
Other Investment Pools and Funds — 0.00%
Partners Value Investments LP — Class Af	217	$4,156
TOTAL PREFERRED STOCKS
(cost $1,764)		4,156

	Principal
ESCROW NOTES — 0.00%	Amount
Other Telecommunications — 0.00%
Adelphia Communications Corp.*+[a]	$200,000	—
TOTAL ESCROW NOTES
(cost $0)		—

WARRANTS — 0.00%	Shares
Other Investment Pools and Funds — 0.00%
Partners Value Investments LP*[f]	800	4,004
Expiration: 06/30/2026, Exercise Price: 32.45 CAD
TOTAL WARRANTS
(cost $2,368)		4,004
TOTAL INVESTMENTS — 81.76%
(cost $278,654,208)		$653,670,443

Percentages are stated as a percent of net assets.
* — Non-income producing security.
^ — This security or a portion of this security was out on loan at December 31, 2019. Total loaned securities had a market value of $23,594,367 at December 31, 2019. The remaining contractual maturities of all of the securities lending transactions were overnight and continuous. The total collateral for the loaned securities was cash in the amount of $24,872,480.

+ — Security is considered illiquid and was fair valued. The aggregate value of such securities is $0.00 or 0.00% of net assets.
a — Value determined using significant unobservable inputs.
c — Significant Investment — See note 2.
f — Level 2 Investment — See note 7.
ADR—American Depositary Receipt.
CAD—Canadian Dollars.
REIT —Real Estate Investment Trust.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Medical Portfolio
Portfolio of Investments — December 31, 2019 — (Continued)

COMMON STOCKS — 97.99%	Shares	Value
Pharmaceutical and Medicine Manufacturing — 97.99%
AbbVie, Inc.^[c]	10,000	$885,400
Agenus, Inc.*	148	602
Alkermes plc*	21,000	428,400
AMGEN, Inc.[c]	4,000	964,280
Arena Pharmaceuticals, Inc.*	4,500	204,390
AstraZeneca plc — ADR[c]	24,000	1,196,640
Biogen, Inc.*[c]	3,750	1,112,738
Bristol-Myers Squibb Company[c]	27,500	1,765,225
Celldex Therapeutics, Inc.*	1,752	3,907
Eli Lilly & Company[c]	8,500	1,117,155
Gilead Sciences, Inc.	11,000	714,780
GlaxoSmithKline plc — ADR[c]	22,673	1,065,404
Immune Pharmaceuticals, Inc.*	1	—
Ionis Pharmaceuticals, Inc.*	12,000	724,920
Johnson & Johnson[c]	8,000	1,166,960
Merck & Co., Inc.[c]	15,000	1,364,250
Merrimack Pharmaceuticals, Inc.	7,500	23,625
Novartis AG — ADR[c]	14,000	1,325,660
Pacific Biosciences of California, Inc.*	12,000	61,680
Pfizer, Inc.[c]	30,000	1,175,400
Sanofi — ADR[c]	21,000	1,054,200
Xenon Pharmaceuticals, Inc.*	7,000	91,770
		16,447,386
TOTAL COMMON STOCKS
(cost $10,050,189)		16,447,386

RIGHTS — 0.27%
Pharmaceutical and Medicine Manufacturing — 0.21%
Bristol-Myers Squibb Company*	7,000	21,070
Sanofi*	15,538	13,366
		34,436

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Medical Portfolio
Portfolio of Investments — December 31, 2019 — (Continued)

	Shares	Value

Scientific Research and Development Services — 0.06%
Ligand Pharmaceuticals, Inc.*	44,000	$8,800
Ligand Pharmaceuticals, Inc.*[f]	44,000	1,452
Ligand Pharmaceuticals, Inc.*	44,000	154
Ligand Pharmaceuticals, Inc.*#[f]	44,000	97
		10,503
TOTAL RIGHTS
(cost $14,910)		44,939
TOTAL INVESTMENTS — 98.26%
(cost $10,065,099)		$16,492,325

Percentages are stated as a percent of net assets.
* — Non-income producing security.
^ — This security or a portion of this security was out on loan at December 31, 2019. Total loaned securities had a market value of $26,562 at December 31, 2019. The remaining contractual maturities of all of the securities lending transactions were overnight and continuous. The total collateral for the loaned securities was cash in the amount of $27,300.

# — Contingent value right (contingent upon profitability of company).
c — Significant Investment — See note 2.
f — Level 2 Investment — See note 7.
ADR — American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Small Cap Opportunities Portfolio
Consolidated Portfolio of Investments — December 31, 2019 — (Continued)

COMMON STOCKS — 81.71%	Shares	Value
Accommodation — 1.54%
Civeo Corporation*	3,226,000	$4,161,540
Beverage and Tobacco Product Manufacturing — 0.28%
Crimson Wine Group Limited*	100,400	742,960
Chemical Manufacturing — 1.91%
Element Solutions, Inc.*	8,600	100,448
Inter Parfums, Inc.	69,600	5,060,616
		5,161,064
Food Services and Drinking Places — 2.96%
The Wendy’s Company	360,000	7,995,600
Machinery Manufacturing — 0.32%
Colfax Corporation*	24,000	873,120
Management of Companies and Enterprises — 10.25%
Associated Capital Group, Inc. — Class A	164,750	6,458,200
Dundee Corporation — Class A*	1,994,400	1,806,129
Galaxy Digital Holdings Ltd.*	436,000	355,905
Icahn Enterprises LPc	290,800	17,884,200
RIT Capital Partners plc	40,500	1,134,626
		27,639,060
Merchant Wholesalers, Durable Goods — 0.28%
Dorman Products, Inc.*	10,000	757,200
Mining (except Oil and Gas) — 0.06%
Sandstorm Gold Ltd.*^	1,800	13,410
Wheaton Precious Metals Corporation	5,000	148,750
		162,160
Oil and Gas Extraction — 34.74%
Permian Basin Royalty Trust	152,800	589,808
Texas Pacific Land Trust[c]	119,204	93,124,549
		93,714,357
Other Financial Investment Activities — 1.26%
GAMCO Investors, Inc. — Class A	22,000	428,780
Onex Corporation[f]	47,000	2,974,079
		3,402,859

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Small Cap Opportunities Portfolio
Consolidated Portfolio of Investments — December 31, 2019 — (Continued)

	Shares	Value
Other Investment Pools and Funds — 3.38%
JZ Capital Partners Limited*	430	$1,754
Partners Value Investments LP*[f]	191,000	7,648,531
Urbana Corporation — Class A	693,771	1,469,231
		9,119,516
Other Pipeline Transportation — 2.05%
Rubis SCA	90,000	5,527,201
Performing Arts, Spectator Sports, and Related Industries — 4.18%
Live Nation Entertainment, Inc.*	157,600	11,263,672
Professional, Scientific, and Technical Services — 6.14%
CACI International, Inc. — Class A*[c]	55,900	13,974,441
Cookpad, Inc.*	794,000	2,601,482
		16,575,923
Real Estate — 11.77%
Dream Unlimited Corp. — Class Acf	2,188,400	19,717,593
Equity Commonwealth REIT	400	13,132
The Howard Hughes Corporation*	94,700	12,007,960
		31,738,685
Securities and Commodity Exchanges — 0.00%
Bolsas y Mercados Espanoles SHMSF — ADR	400	7,556
Support Activities for Mining — 0.00%
Altius Minerals Corporation	1,000	9,220
Support Activities for Water Transportation — 0.48%
Braemar Shipping Services plc	450,322	1,285,458
Telecommunications — 0.11%
LICT Corporation*[f]	16	284,800
TOTAL COMMON STOCKS
(cost $134,689,013)		220,421,951

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Small Cap Opportunities Portfolio
Consolidated Portfolio of Investments — December 31, 2019 — (Continued)

UNIT INVESTMENT TRUST — 0.93%	Shares	Value
Securities, Commodity Contracts, and Other Financial Investments and
Related Activities — 0.93%
Grayscale Bitcoin Trust*^	307,125	$2,515,354
TOTAL UNIT INVESTMENT TRUST
(cost $3,240,000)		2,515,354

PREFERRED STOCKS — 0.37%
Other Investment Pools and Funds — 0.37%
Partners Value Investments LP — Class Af	51,933	994,517
TOTAL PREFERRED STOCKS
(cost $420,822)		994,517

WARRANTS — 0.35%
Other Investment Pools and Funds — 0.35%
Partners Value Investments LP*[f]	191,000	956,066
Expiration: 06/30/2026, Exercise Price: 32.45 CAD
TOTAL WARRANTS
(cost $564,856)		956,066
TOTAL INVESTMENTS — 83.36%
(cost $138,914,691)		$224,887,888

Percentages are stated as a percent of net assets.
* — Non-income producing security.
^ — This security or a portion of this security was out on loan at December 31, 2019. Total loaned securities had a market value of $2,502,504 at December 31, 2019. The remaining contractual maturities of all of the securities lending transactions were overnight and continuous. The total collateral for the loaned securities was cash in the amount of $2,673,242.

c — Significant Investment — See note 2.
f — Level 2 Investment — See note 7.

ADR— American Depositary Receipt.
CAD— Canadian Dollars.
REIT — Real Estate Investment Trust.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Market Opportunities Portfolio
Consolidated Portfolio of Investments — December 31, 2019 — (Continued)

COMMON STOCKS — 52.95%	Shares	Value
Accommodation — 0.19%
Civeo Corporation*	128,000	$165,120
Beverage and Tobacco Product Manufacturing — 0.02%
Crimson Wine Group Limited*	2,800	20,720
Data Processing, Hosting, and Related Services — 3.15%
IHS Markit Limited*	400	30,140
MasterCard, Inc. — Class A	4,000	1,194,360
Visa, Inc. — Class A	8,000	1,503,200
		2,727,700
Insurance Carriers and Related Activities — 0.04%
Arthur J. Gallagher & Co.	400	38,092
Management of Companies and Enterprises — 2.37%
Associated Capital Group, Inc. — Class A	33,800	1,324,960
Clarke, Inc.*	1,000	9,580
Dundee Corporation — Class A*	2,000	1,811
Galaxy Digital Holdings Ltd.*	110,000	89,793
Icahn Enterprises LP	10,100	621,150
		2,047,294
Merchant Wholesalers, Durable Goods — 0.02%
A-Mark Precious Metals, Inc.*	1,600	13,232
Mining (except Oil and Gas) — 1.42%
Franco-Nevada Corporation	5,350	552,655
Wheaton Precious Metals Corporation	22,600	672,350
		1,225,005
Oil and Gas Extraction — 32.82%
Texas Pacific Land Trust[c]	36,328	28,380,160
Other Financial Investment Activities — 0.36%
Brookfield Asset Management, Inc. — Class A	2,469	142,708
GAMCO Investors, Inc. — Class A	3,800	74,062
Sprott, Inc.	41,155	94,445
		311,215

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Market Opportunities Portfolio
Consolidated Portfolio of Investments — December 31, 2019 — (Continued)

	Shares	Value
Other Investment Pools and Funds — 2.90%
Partners Value Investments LP*[f]	43,516	$1,742,584
Urbana Corporation	3,200	7,072
Urbana Corporation — Class A	356,004	753,926
		2,503,582
Professional, Scientific, and Technical Services — 0.02%
CACI International, Inc. — Class A*	48	11,999
Cookpad, Inc.*	2,000	6,553
		18,552
Real Estate — 4.26%
Dream Unlimited Corp. — Class Af	272,800	2,457,942
The Howard Hughes Corporation*	9,700	1,229,960
		3,687,902
Securities and Commodity Exchanges — 1.74%
Bolsas y Mercados Espanoles SHMSF — ADR	2,400	45,336
Cboe Global Markets, Inc.	7,806	936,720
NASDAQ, Inc.	1,800	192,780
NZX Limited	359,002	328,686
		1,503,522
Securities, Commodity Contracts, and Other Financial Investments
and Related Activities — 2.49%
CME Group, Inc.	5,891	1,182,442
IntercontinentalExchange Group, Inc.	10,500	971,775
		2,154,217
Support Activities for Water Transportation — 1.15%
Clarkson plc	24,800	993,721
TOTAL COMMON STOCKS
(cost $21,926,885)		45,790,034

UNIT INVESTMENT TRUST — 5.70%
Securities, Commodity Contracts, and Other Financial Investments
and Related Activities — 5.70%
Grayscale Bitcoin Trust*^[c]	601,874	4,929,348
TOTAL UNIT INVESTMENT TRUST
(cost $1,348,653)		4,929,348

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Market Opportunities Portfolio
Consolidated Portfolio of Investments — December 31, 2019 — (Continued)

PREFERRED STOCKS — 0.26%	Shares	Value
Other Investment Pools and Funds — 0.26%
Partners Value Investments LP — Class Af	11,832	$226,583
TOTAL PREFERRED STOCKS
(cost $219,010)		226,583

	Principal
CONVERTIBLE BONDS — 0.00%	Amount
Department Stores — 0.00%
Sears Holdings Corporation, 8.000%, 12/15/2019*ef	$5,720	100
TOTAL CONVERTIBLE BONDS
(cost $5,720)		100

WARRANTS — 0.25%	Shares
Other Investment Pools and Funds — 0.25%
Partners Value Investments LP*[f]	43,516	217,823
Expiration: 06/30/2026, Exercise Price: 32.45 CAD
TOTAL WARRANTS
(cost $130,105)		217,823
TOTAL INVESTMENTS — 59.16%
(cost $23,630,373)		$51,163,888

Percentages are stated as a percent of net assets.
* — Non-income producing security.
^ — This security or a portion of this security was out on loan at December 31, 2019.Total loaned securities had a market value of $740,589 at December 31, 2019.The remaining contractual maturities of all of the securities lending transactions were overnight and continuous. The total collateral for the loaned securities was cash in the amount of $791,228.

c — Significant Investment - See note 2.
e — Default or other conditions exist and the security is not presently accruing income.
f — Level 2 Investment - See note 7.
ADR —American Depositary Receipt.
CAD —Canadian Dollars.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Investments — December 31, 2019 — (Continued)

EXCHANGE TRADED FUNDS — 35.50%	Shares	Value
Funds, Trusts, and Other Financial Vehicles — 35.50%
iShares 1-3 Year Credit Bond ETF	54,000	$2,896,020
PIMCO Enhanced Short Maturity Active ETF	4,700	477,473
SPDR Barclays Short Term Corporate Bond ETF#	24,000	740,160
Vanguard Short-Term Corporate Bond ETF	21,700	1,758,351
TOTAL EXCHANGE TRADED FUNDS
(cost $5,804,792)		5,872,004

	Principal
SHORT-TERM INVESTMENTS — 14.41%	Amount
Money Market Funds — 14.41%
Fidelity Institutional Government Portfolio — Class I, 1.49%#b	$2,383,461	2,383,461
TOTAL SHORT-TERM INVESTMENTS
(cost $2,383,461)		2,383,461
TOTAL INVESTMENTS — 49.91%
(cost $8,188,253)		$8,255,465

Percentages are stated as a percent of net assets.
# — All or a portion of the securities have been committed as collateral for written option contracts, totaling $3,123,621.
b — The rate quoted is the annualized seven-day yield as of December 31, 2019.
ETF — Exchange Traded Fund.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Income Portfolio
Portfolio of Investments — December 31, 2019 — (Continued)

	Principal
CONVERTIBLE BONDS — 1.80%	Amount	Value
Pipeline Transportation of Natural Gas — 1.80%
Cheniere Energy, Inc., 4.250%, 03/15/2045[f]	$800,000	$634,042
TOTAL CONVERTIBLE BONDS
(cost $656,658)		634,042

CORPORATE BONDS — 75.29%
Advertising, Public Relations, and Related Services — 1.45%
Lamar Media Corp., 5.000%, 05/01/2023[f]	500,000	509,995
Broadcasting (except Internet) — 4.01%
Cablevision Systems Corporation, 5.875%, 09/15/2022[f]	200,000	215,856
TEGNA, Inc., 5.125%, 07/15/2020[f]	128,000	128,448
Sirius XM Radio, Inc., 4.625%, 05/15/2023◾[f]	1,050,000	1,067,939
		1,412,243
Chemical Manufacturing — 10.89%
Ashland, Inc., 4.750%, 08/15/2022cf	3,000,000	3,142,500
The Chemours Company[f]
6.625%, 05/15/2023	474,000	476,804
7.000%, 05/15/2025^	214,000	216,051
		3,835,355
Construction of Buildings — 8.07%
Brookfield Residential Properties[f]
6.125%, 07/01/2022◾	100,000	101,749
6.375%, 05/15/2025◾	651,000	678,938
Lennar Corporation, 4.750%, 11/15/2022cf	1,960,000	2,061,489
		2,842,176
Deep Sea, Coastal, and Great Lakes Water Transportation — 5.85%
Stolt-Nielsen Limited, 6.375%, 09/21/2022cf	2,000,000	2,060,263
Fabricated Metal Product Manufacturing — 0.71%
Ball Corporation, 5.250%, 07/01/2025[f]	224,000	249,947
Food Manufacturing — 5.81%
Lamb Weston Holdings, Inc.[f]
4.625%, 11/01/2024◾	1,000,000	1,063,335
4.875%, 11/01/2026◾	925,000	982,211
		2,045,546

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Income Portfolio
Portfolio of Investments — December 31, 2019 — (Continued)

	Principal
	Amount	Value
Management of Companies and Enterprises — 8.55%
Icahn Enterprises, 5.875%, 02/01/2022cf	$3,000,000	$3,009,090
Metal Ore Mining — 0.78%
Teck Resources Limited, 4.750%, 01/15/2022[f]	264,000	273,587
Motor Vehicle and Parts Dealers — 10.25%
Penske Automotive Group, Inc., 5.750%, 10/01/2022cf	3,550,000	3,607,663
Oil and Gas Extraction — 6.21%
Continental Resources, Inc., 5.000%, 09/15/2022[f]	328,000	330,559
Murphy Oil Corp., 4.450%, 12/01/2022[f]	1,208,000	1,247,252
QEP Resources, Inc.[f]
6.875%, 03/01/2021	250,000	259,475
5.375%, 10/01/2022	120,000	120,937
5.250%, 05/01/2023	230,000	228,275
		2,186,498
Real Estate — 4.90%
The Howard Hughes Corporation, 5.375%, 03/15/2025◾[f]	1,650,000	1,724,234
Support Activities for Mining — 2.69%
Rowan Companies, Inc., 4.875%, 06/01/2022[f]	600,000	439,687
Valaris plc, 4.700%, 03/15/2021[f]	600,000	506,250
		945,937
Telecommunications — 5.12%
CenturyLink, Inc., 5.800%, 03/15/2022[f]	500,000	526,525
Crown Castle International Corp., 4.875%, 04/15/2022[f]	700,000	741,751
Hughes Satellite Systems Corp., 7.625%, 06/15/2021[f]	500,000	535,135
		1,803,411
TOTAL CORPORATE BONDS
(cost $25,861,274)		26,505,945

MUNICIPAL BONDS — 0.47%
Support Activities for Air Transportation — 0.47%
Branson Missouri Regional Airport Transportation Development District,
5.000%, 04/01/2043+ef	1,072,084	166,398
TOTAL MUNICIPAL BONDS
(cost $2,257,446)		166,398

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Income Portfolio
Portfolio of Investments — December 31, 2019 — (Continued)

CLOSED-END FUNDS — 8.96%	Shares	Value
Funds, Trusts, and Other Financial Vehicles — 8.96%
DoubleLine Opportunistic Credit Fund	50,900	$1,050,576
PIMCO Dynamic Income Fund^	64,800	2,102,112
TOTAL CLOSED-END FUNDS
(cost $3,331,810)		3,152,688
TOTAL INVESTMENTS — 86.52%
(cost $32,107,188)		$30,459,073

Percentages are stated as a percent of net assets.
◾— The percentage of net assets comprised of 144a securities was 15.96%.
^ — This security or a portion of this security was out on loan at December 31, 2019. Total loaned securities had a market value of $2,296,938 at December 31, 2019. The remaining contractual maturities of all of the securities lending transactions were overnight and continuous. The total collateral for the loaned securities was cash in the amount of $2,353,350.

+ — Security is considered illiquid. The aggregate value of such securities is $166,398 or 0.47% of net assets.
c — Significant Investment — See note 2.
e — Default or other conditions exist and the security is not presently accruing income.
f — Level 2 Investment — See note 7.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Assets & Liabilities
December 31, 2019

	The Internet	The Global
	Portfolio	Portfolio
	(Consolidated)	(Consolidated)
ASSETS:
Investments, at value(1)(2)	$82,497,354	$7,398,120
Cash	36,533,458	7,028,002
Cash proceeds from securities lending	6,498,625	92,164
Receivable for contributed capital	110,800	14,140
Dividends and interest receivable	66,926	27,590
Prepaid expenses and other assets	6,138	242
Total Assets	125,713,301	14,560,258
LIABILITIES:
Payable to Adviser	126,682	15,135
Payable to Trustees	3,228	378
Payable to Chief Compliance Officer	180	17
Payable for collateral received for securities loaned	6,498,625	92,164
Payable for withdrawn capital	351,000	12,826
Accrued expenses and other liabilities	47,560	21,382
Total Liabilities	7,027,275	141,902
Net Assets	$118,686,026	$14,418,356
(1) Cost of investments	$57,705,029	$4,249,823
(2) Includes loaned securities with a market value of	$6,192,934	$86,265

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Assets & Liabilities — (Continued)
December 31, 2019

	The Paradigm
	Portfolio	The Medical
	(Consolidated)	Portfolio
ASSETS:
Investments, at value(1)(2)	$653,670,443	$16,492,325
Cash	146,369,264	429,515
Cash proceeds from securities lending	24,872,480	27,300
Receivable for contributed capital	643,958	733
Dividends and interest receivable	358,671	52,237
Prepaid expenses and other assets	29,527	186
Total Assets	825,944,343	17,002,296
LIABILITIES:
Payable to Adviser	821,319	17,905
Payable to Trustees	19,825	413
Payable to Chief Compliance Officer	1,218	26
Payable for collateral received for securities loaned	24,872,480	27,300
Payable for withdrawn capital	530,389	152,063
Accrued expenses and other liabilities	199,009	20,943
Total Liabilities	26,444,240	218,650
Net Assets	$799,500,103	$16,783,646
(1) Cost of investments	$278,654,208	$10,065,099
(2) Includes loaned securities with a market value of	$23,594,367	$26,562

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Assets & Liabilities — (Continued)
December 31, 2019

	The Small Cap	The Market
	Opportunities	Opportunities
	Portfolio	Portfolio
	(Consolidated)	(Consolidated)
ASSETS:
Investments, at value(1)(2)	$224,887,888	$51,163,888
Cash	46,105,451	35,425,984
Cash proceeds from securities lending	2,673,242	791,228
Receivable for contributed capital	452,540	3,716
Dividends and interest receivable	213,463	70,434
Prepaid expenses and other assets	6,042	1,750
Total Assets	274,338,626	87,457,000
LIABILITIES:
Payable to Adviser	278,720	89,505
Payable to Trustees	7,081	2,184
Payable to Chief Compliance Officer	508	122
Payable for collateral received for securities loaned	2,673,242	791,228
Payable for withdrawn capital	1,523,815	56,011
Accrued expenses and other liabilities	84,502	38,559
Total Liabilities	4,567,868	977,609
Net Assets	$269,770,758	$86,479,391
(1) Cost of investments	$138,914,691	$23,630,373
(2) Includes loaned securities with a market value of	$2,502,504	$740,589

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Assets & Liabilities — (Continued)
December 31, 2019

		The Multi-
	The Alternative	Disciplinary
	Income	Income
	Portfolio	Portfolio
ASSETS:
Investments, at value(1)(2)	$8,255,465	$30,459,073
Cash	8,331,938	4,370,851
Cash proceeds from securities lending	—	2,353,350
Receivable for contributed capital	10,250	50,648
Dividends and interest receivable	15,901	387,424
Prepaid expenses and other assets	197	9,259
Total Assets	16,613,751	37,630,605
LIABILITIES:
Payable to Adviser	12,828	37,615
Payable to Trustees	453	942
Payable to Chief Compliance Officer	32	54
Payable for collateral received for securities loaned	—	2,353,350
Payable for withdrawn capital	37,910	8,344
Accrued expenses and other liabilities	21,321	25,990
Total Liabilities	72,544	2,426,295
Net Assets	$16,541,207	$35,204,310
(1) Cost of investments	$8,188,253	$32,107,188
(2) Includes loaned securities with a market value of	$—	$2,296,938

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Operations
For the Year Ended December 31, 2019

	The Internet	The Global
	Portfolio	Portfolio
	(Consolidated)	(Consolidated)
INVESTMENT INCOME:
Dividends†	$394,456	$48,908
Interest	792,921	136,198
Income from securities lending	137,434	5,037
Total investment income	1,324,811	190,143
EXPENSES:
Investment advisory fees	1,535,712	167,722
Administration fees	64,920	19,189
Professional fees	25,174	13,698
Fund accounting fees	24,321	4,636
Trustees’ fees	13,067	1,417
Chief Compliance Officer fees	2,276	248
Custodian fees and expenses	14,937	5,964
Registration fees	549	549
Other expenses	4,805	486
Total expenses	1,685,761	213,909
Net investment loss	(360,950)	(23,766)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on:
Investments and foreign currency	(1,224,519)	(70,372)
Net change in unrealized appreciation of:
Investments and foreign currency	29,309,130	2,330,656
Net realized and unrealized gain on investments	28,084,611	2,260,284
Net increase in net assets resulting from operations	$27,723,661	$2,236,518
† Net of foreign taxes withheld of:	$1,099	$2,429

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Operations — (Continued)
For the Year Ended December 31, 2019

	The Paradigm
	Portfolio	The Medical
	(Consolidated)	Portfolio
INVESTMENT INCOME:
Dividends†	$4,398,654	$437,055
Interest	2,466,696	2,917
Income from securities lending	354,481	7,818
Total investment income	7,219,831	447,790
EXPENSES:
Investment advisory fees	9,769,583	205,196
Administration fees	343,679	20,200
Professional fees	89,287	10,225
Fund accounting fees	144,307	4,489
Trustees’ fees	82,248	1,752
Chief Compliance Officer fees	14,839	315
Custodian fees and expenses	94,815	4,711
Registration fees	549	50
Other expenses	30,082	674
Total expenses	10,569,389	247,612
Net investment income (loss)	(3,349,558)	200,178
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
Investments and foreign currency	10,032,976	72,224
Net change in unrealized appreciation of:
Investments and foreign currency	193,278,590	2,145,624
Net realized and unrealized gain on investments	203,311,566	2,217,848
Net increase in net assets resulting from operations	$199,962,008	$2,418,026
† Net of foreign taxes withheld of:	$118,868	$16,223

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Operations — (Continued)
For the Year Ended December 31, 2019

	The Small Cap	The Market
	Opportunities	Opportunities
	Portfolio	Portfolio
	(Consolidated)	(Consolidated)
INVESTMENT INCOME:
Dividends†	$1,515,770	$374,375
Interest	1,826,544	756,017
Income from securities lending	55,363	28,213
Total investment income	3,397,677	1,158,605
EXPENSES:
Investment advisory fees	3,645,433	1,045,328
Administration fees	136,957	48,632
Professional fees	44,841	22,669
Fund accounting fees	55,555	17,661
Trustees’ fees	30,693	8,844
Chief Compliance Officer fees	5,681	1,578
Custodian fees and expenses	40,267	13,264
Registration fees	51	549
Other expenses	10,854	3,102
Total expenses	3,970,332	1,161,627
Net investment loss	(572,655)	(3,022)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on:
Investments and foreign currency	(1,522,717)	(64,771)
Net change in unrealized appreciation of:
Investments and foreign currency	62,303,135	16,281,763
Net realized and unrealized gain on investments	60,780,418	16,216,992
Net increase in net assets resulting from operations	$60,207,763	$16,213,970
† Net of foreign taxes withheld of:	$61,638	$10,038

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Operations — (Continued)
For the Year Ended December 31, 2019

		The Multi-
	The Alternative	Disciplinary
	Income	Income
	Portfolio	Portfolio
INVESTMENT INCOME:
Dividends	$172,351	$250,147
Interest	264,102	1,752,114
Income from securities lending	—	55,966
Total investment income	436,453	2,058,227
EXPENSES:
Investment advisory fees	166,040	460,664
Administration fees	21,707	29,836
Professional fees	10,445	12,285
Fund accounting fees	3,887	13,621
Trustees’ fees	1,990	3,965
Chief Compliance Officer fees	359	697
Custodian fees and expenses	5,719	6,356
Registration fees	50	50
Other expenses	777	1,556
Total expenses	210,974	529,030
Net investment income	225,479	1,529,197
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments and foreign currency	(116)	(15,242)
Written option contracts expired or closed	31,663	—
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	193,989	1,769,197
Written option contracts	(26,903)	—
Net realized and unrealized gain on investments	198,633	1,753,955
Net increase in net assets resulting from operations	$424,112	$3,283,152

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Changes in Net Assets

	The Internet Portfolio		The Global Portfolio
	(Consolidated)		(Consolidated)
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
OPERATIONS:
Net investment loss	$(360,950)	$(852,933)	$(23,766)	$(79,686)
Net realized gain (loss) on sale of
investments and foreign currency	(1,224,519)	32,301,030	(70,372)	(276,114)
Net change in unrealized appreciation
(depreciation) of investments and
foreign currency	29,309,130	(74,922,835)	2,330,656	(3,293,146)
Net increase (decrease) in net assets
resulting from operations	27,723,661	(43,474,738)	2,236,518	(3,648,946)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM BENEFICIAL
INTEREST TRANSACTIONS:
Contributions	2,215,210	6,470,678	2,427,025	1,307,577
Withdrawals	(17,147,438)	(25,363,999)	(1,217,183)	(2,373,818)
Net increase (decrease) in net assets
resulting from capital
share transactions	(14,932,228)	(18,893,321)	1,209,842	(1,066,241)
Total increase (decrease) in
net assets	12,791,433	(62,368,059)	3,446,360	(4,715,187)
NET ASSETS:
Beginning of year	105,894,593	168,262,652	10,971,996	15,687,183
End of year	$118,686,026	$105,894,593	$14,418,356	$10,971,996

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Changes in Net Assets — (Continued)

	The Paradigm Portfolio
	(Consolidated)		The Medical Portfolio
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
OPERATIONS:
Net investment income (loss)	$(3,349,558)	$(5,456,085)	$200,178	$171,494
Net realized gain on sale of investments
and foreign currency	10,032,976	129,576,341	72,224	1,560,378
Net change in unrealized appreciation
(depreciation) of investments and
foreign currency	193,278,590	(165,251,075)	2,145,624	(1,466,285)
Net increase (decrease) in net assets
resulting from operations	199,962,008	(41,130,819)	2,418,026	265,587
NET DECREASE IN NET ASSETS
RESULTING FROM BENEFICIAL
INTEREST TRANSACTIONS:
Contributions	14,773,055	77,369,100	171,014	206,115
Withdrawals	(73,514,626)	(168,838,467)	(2,275,086)	(3,464,345)
Net decrease in net assets
resulting from beneficial
interest transactions	(58,741,571)	(91,469,367)	(2,104,072)	(3,258,230)
Total increase (decrease) in net assets	141,220,437	(132,600,186)	313,954	(2,992,643)
NET ASSETS:
Beginning of year	658,279,666	790,879,852	16,469,692	19,462,335
End of year	$799,500,103	$658,279,666	$16,783,646	$16,469,692

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Changes in Net Assets — (Continued)

	The Small Cap		The Market
	Opportunities Portfolio		Opportunities Portfolio
	(Consolidated)		(Consolidated)
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
OPERATIONS:
Net investment loss	$(572,655)	$(909,931)	$(3,022)	$(250,527)
Net realized gain (loss) on sale
of investments and
foreign currency	(1,522,717)	1,460,421	(64,771)	3,266,854
Net change in unrealized appreciation
(depreciation) of investments and
foreign currency	62,303,135	(7,770,750)	16,281,763	(12,167,425)
Net increase (decrease) in net assets
resulting from operations	60,207,763	(7,220,260)	16,213,970	(9,151,098)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM BENEFICIAL
INTEREST TRANSACTIONS:
Contributions	83,789,647	153,048,372	5,055,082	12,968,925
Withdrawals	(97,620,267)	(103,903,461)	(7,728,189)	(8,159,216)
Net increase (decrease) in net assets
resulting from beneficial
interest transactions	(13,830,620)	49,144,911	(2,673,107)	4,809,709
Total increase (decrease) in net assets	46,377,143	41,924,651	13,540,863	(4,341,389)
NET ASSETS:
Beginning of year	223,393,615	181,468,964	72,938,528	77,279,917
End of year	$269,770,758	$223,393,615	$86,479,391	$72,938,528

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Changes in Net Assets — (Continued)

	The Alternative		The Multi-Disciplinary
	Income Portfolio		Income Portfolio
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
OPERATIONS:
Net investment income	$225,479	$167,001	$1,529,197	$1,794,418
Net realized gain (loss) on sale of
investments, foreign currency,
written options and distributions received
from other investment companies	31,547	12,409	(15,242)	(106,210)
Net change in unrealized appreciation
(depreciation) of investments, foreign
currency and written options	167,086	(52,766)	1,769,197	(2,054,163)
Net increase (decrease) in net assets
resulting from operations	424,112	126,644	3,283,152	(365,955)
NET DECREASE IN NET ASSETS
RESULTING FROM BENEFICIAL
INTEREST TRANSACTIONS:
Contributions	1,542,929	2,933,892	1,410,845	5,144,814
Withdrawals	(4,557,926)	(7,035,790)	(6,906,144)	(16,568,073)
Net decrease in net assets
resulting from beneficial
interest transactions	(3,014,997)	(4,101,898)	(5,495,299)	(11,423,259)
Total decrease in net assets	(2,590,885)	(3,975,254)	(2,212,147)	(11,789,214)
NET ASSETS:
Beginning of year	19,132,092	23,107,346	37,416,457	49,205,671
End of year	$16,541,207	$19,132,092	$35,204,310	$37,416,457

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements
December 31, 2019

1. Organization
The Kinetics Portfolios Trust (the “Trust”) was organized as a Delaware Statutory Trust on March 14, 2000 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its beneficial interests in series, each series representing a distinct portfolio with its own investment objective and policies. The series currently authorized are: The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio, The Medical Portfolio, The Small Cap Opportunities Portfolio, The Market Opportunities Portfolio, The Alternative Income Portfolio and The Multi-Disciplinary Income Portfolio (collectively, the “Master Portfolios”). Pursuant to the 1940 Act, the Master Portfolios, are “non- diversified” series of the Trust, except The Global Portfolio, The Alternative Income Portfolio and The Multi-Disciplinary Income Portfolio. The Market Opportunities Portfolio commenced operations on January 31, 2006, The Alternative Income Portfolio commenced operations on June 29, 2007 and The Multi-Disciplinary Income Portfolio commenced operations on February 11, 2008. Each of the remaining Master Portfolios commenced operations on April 28, 2000.
Each Master Portfolio is a Master Investment Portfolio in a master-feeder fund structure. Each Master Portfolio has multiple feeder funds invested in the Master Portfolio. By contributing assets to the Master Portfolio, the feeder funds receive a beneficial interest in the Master Portfolio. The Master Portfolio then invests the contributed assets in portfolio securities and allocates income, gains (losses) and expenses to the feeder funds based on the feeder funds’ proportionate interests in the Master Portfolio.
Each of the Master Portfolios, except for The Alternative Income Portfolio and The Multi-Disciplinary Income Portfolio, seeks to provide investors with long-term capital growth. The Alternative Income Portfolio seeks to provide current income and gains. The Multi-Disciplinary Income Portfolio seeks to provide investors with total return. The Internet Portfolio invests primarily in the equity securities of U.S. and foreign companies engaged in the Internet and Internet-related activities. The Global Portfolio generally invests in the equity securities of foreign companies that have the ability to facilitate an increase in the growth of their traditional business lines and in U.S. companies benefiting from international economic growth. The Paradigm Portfolio invests primarily in the equity securities of U.S. and foreign companies that the investment adviser believes are undervalued and that have high returns on equity and are well

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2019

positioned to reduce their costs, extend the reach of their distribution channels and experience significant growth in their assets or revenues. The Medical Portfolio invests primarily in the equity securities of U.S. and foreign companies engaged in medical research, pharmaceutical treatments and related medical technology industries and related technology industries, generally, with a focus on companies engaged in cancer research and drug development. The Small Cap Opportunities Portfolio invests primarily in the equity securities of U.S. and foreign small capitalized companies that provide attractive valuation opportunities due to special situations such as lack of institutional ownership, lack of significant analyst coverage or companies with sound fundamentals that have experienced a short-term earnings shortfall. The Market Opportunities Portfolio invests primarily in the equity securities of U.S. and foreign companies engaged in capital markets or related to capital markets, as well as companies involved in the gaming industry. The Alternative Income and Multi-Disciplinary Income Portfolios utilize a two-part investment strategy, which includes fixed income and derivatives components. The Internet Portfolio, Global Portfolio, Paradigm Portfolio, Small Cap Opportunities Portfolio and Market Opportunities Portfolio utilize wholly-owned subsidiaries to achieve their investment objectives. Please see Note 2 for further details.
2. Significant Accounting Policies
Security Valuation
Master Portfolios equity securities that are listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. All equity securities, including exchange-traded funds, that are traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued using the NASDAQ Official Closing Price (“NOCP”). In the event market quotations are not readily available or if events occur that may materially affect the value of a particular security between the time trading ends on a particular security and the close of regular trading on the New York Stock Exchange (“NYSE”), “fair value” will be determined. Unlisted equity securities and listed equity securities not traded on the valuation date for which market quotations are readily available are valued at the last bid price. Futures, options on futures and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter markets and are freely transferable will be valued at the composite price, using the

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2019

National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.
Composite option pricing calculates the mean of the highest bid price and lowest asked price across the exchanges where the option is traded. If a composite option price is not available, then a quote provided by one of the authorized pricing vendors will be used. If neither a composite price nor a quote from an authorized pricing provider is available, and it is the day of expiration or post-expiration, expiring options will be priced at intrinsic value. Non-exchange-traded options for which over-the-counter quotations are not readily available are valued at the mean between the last bid and asked quotations. Debt obligations (including convertible securities) that are either investment grade or below investment grade and irrespective of days to maturity are valued at evaluated mean by one of the authorized third party pricing agents which rely on various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Certain instruments, such as repurchase agreements and demand notes, do not have values from third parties and are valued at amortized cost. Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are valued at their reported net asset value (“NAV”).
Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees of the Master Portfolios. In determining the fair value of a security, the Board of Trustees shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Portfolios with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Adviser; (vii) the liquidity or illiquidity of the market for the security; and (viii) the value of a foreign security traded on other foreign markets. At December 31, 2019, 0.00% and 0.00% of

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2019

the net assets of The Internet Portfolio and The Paradigm Portfolio, respectively, were fair valued securities. The other Master Portfolios did not hold any fair valued securities at December 31, 2019.
Bitcoin
The Master Portfolios may invest in Grayscale Bitcoin Trust, a Delaware statutory trust (“Bitcoin Trust”) that invests in bitcoins. From time to time, the Bitcoin Trust issues creation units in exchange for bitcoins and distributes bitcoins in exchange for redemption units. The performance of the Bitcoin Trust is intended to reflect changes in the value of the Trust’s bitcoin investments. At December 31, 2019, 14.8%, 8.9%, 2.0%, 0.9% and 5.7% of the net assets of The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio, The Small Cap Opportunities Portfolio and The Market Opportunities Portfolio, respectively, were invested in the Bitcoin Trust. Investments in bitcoins produce non-qualifying income under Subchapter M of the Internal Revenue Code.
Bitcoin is a decentralized digital currency that enables instant transfers to anyone, anywhere in the world. Managing transactions in bitcoins occurs via an open source, cryptographic protocol central authority. The Bitcoin Network is an online, end-user-to-end-user network that hosts the public transaction ledger, known as the Blockchain, and the source code that comprises the basis for the cryptographic and algorithmic protocols governing the Bitcoin Network. No single entity owns or operates the Bitcoin Network, the infrastructure of which is collectively maintained by a decentralized user base. Since the Bitcoin Network is decentralized, it does not rely on either governmental authorities or financial institutions to create, transmit or determine the value of bitcoins. Rather, the value of bitcoins is determined by the supply of and demand for bitcoins in the global bitcoin exchange market for the trading of bitcoins, which consists of transactions on electronic bitcoin exchanges (“Bitcoin Exchanges”). Pricing on Bitcoin Exchanges and other venues can be volatile and can adversely affect the value of the Bitcoin Trust. Currently, there is relatively small use of bitcoins in the retail and commercial marketplace in comparison to the relatively large use of bitcoins by speculators, thus contributing to price volatility that could adversely affect a Master Portfolio’s direct or indirect investment in the Bitcoin Trust. Bitcoin transactions are irrevocable, and stolen or incorrectly transferred bitcoins may be irretrievable. As a result, any incorrectly executed bitcoin transactions could adversely affect the value of a Master Portfolio’s direct or indirect investment in the Bitcoin Trust. Shares of the

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2019

Bitcoin Trust may trade at a premium or discount to the net asset value of the Bitcoin Trust. The price of bitcoins is set in transfers by mutual agreement or barter as well as the number of merchants that accept bitcoins. Because bitcoins are digital files that can be transferred without the involvement of intermediaries or third parties, there are little or no transaction costs in direct end-user-to-end-user transactions. Bitcoins can be used to pay for goods and services or can be converted to fiat currencies, such as the U.S. dollar, at rates determined by the Bitcoin Exchanges. Additionally, third party service providers such as Bitcoin Exchanges are also used for transfers but they may charge significant fees for processing transactions.
As bitcoins have grown in popularity, the U.S. Congress and a number of federal and state agencies (including the Financial Crimes Enforcement Network (FinCEN), the U.S. Securities and Exchange Commission, the Commodity Futures Trading Commission, the Financial Industry Regulatory Authority, the Consumer Financial Protection Bureau, the Department of Justice, the Department of Homeland Security, the Federal Bureau of Investigation, the IRS, and state financial institution regulators) have begun to examine the operations of the network that facilitates bitcoins, bitcoin users and the Bitcoin Exchanges, with particular focus on (1) the extent to which bitcoins can be used to launder the proceeds of illegal activities or fund criminal or terrorist enterprises, (2) the safety and soundness of the Bitcoin Exchange or other service-providers that hold bitcoins for users and (3) other risks to investors and consumers who hold and use bitcoins. Ongoing and future regulatory actions may alter, perhaps to a materially adverse extent, the value of a Master Portfolio’s and its Subsidiary’s investment in the Bitcoin Trust or the ability of the Bitcoin Trust to continue to operate.
Consolidation of Subsidiaries
The consolidated financial statements include the accounts of Cayman, Ltd., Cayman wholly-owned Controlled Foreign Corporations (“CFCs”) and the accounts of Delaware Corporations (the “Cayman” or “Delaware”, respectively, or “Subsidiaries” for both). The respective Master Portfolios hold a CFC: Internet Portfolio, Global Portfolio, Paradigm Portfolio, Small Cap Opportunities Portfolio and Market Opportunities Portfolio. The respective Master Portfolios hold a Delaware subsidiary: Internet Portfolio, Global Portfolio and Market Opportunities Portfolio. Each Master Portfolio can invest up to 25% of its total assets in the Subsidiaries. The Subsidiaries act as an investment vehicle in order

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2019

to invest in commodity-linked and bitcoin-linked instruments consistent with the Portfolio’s investment objectives and policies. By investing in its Subsidiaries, a Master Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The investments held by a Subsidiary are generally similar to those that are permitted to be held by the Master Portfolio and are subject to the same risks that apply to similar investments if held directly by the Master Portfolio. Each Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, each Master Portfolio wholly-owns and controls its Subsidiaries, making it unlikely that the Subsidiaries will take action contrary to the interests of the Master Portfolio. Each Subsidiary will be subject to the same investment restrictions and limitations and follow the same compliance policies and procedures as its Master Portfolio.
The Cayman Subsidiary is an exempted Cayman investment company and is not subject to Cayman Islands taxes at the present time. For U.S. income tax purposes, each Cayman Subsidiary is a CFC not subject to U.S. income taxes. As a wholly-owned CFC, however, each Cayman Subsidiary’s net income and capital gain will be included each year in the respective Portfolio’s investment company taxable income.
As of December 31, 2019, the respective Cayman Subsidiary’s net assets and percent of the respective Portfolio’s net assets were:

Internet Portfolio	$9,091,681	7.66%
Global Portfolio	$591,678	4.10%
Paradigm Portfolio	$22,969,712	2.87%
Small Cap Opportunities Portfolio	$6,280,521	2.33%
Market Opportunities Portfolio	$2,160,736	2.50%

The Delaware Subsidiary is organized under Delaware law. Any net gains that the Delaware Subsidiary recognizes on future sales of the contributed Bitcoin Trust shares will be subject to federal and state corporate income tax, but the dividends that the Delaware Subsidiary pays to its respective Master Portfolio (i.e., those gains, net of the tax paid and any other expenses of the Delaware Subsidiary) will be eligible to be treated as “qualified dividend income” under the Internal Revenue Code.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2019

As of December 31, 2019, the respective Delaware Subsidiary’s net assets and percent of the respective Portfolio’s net assets were:

Internet Portfolio	$463	0.00%
Global Portfolio	$252	0.00%
Market Opportunities Portfolio	$899	0.00%

Repurchase Agreements
Each Master Portfolio may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. Government Securities. In connection with transactions in repurchase agreements, it is the Trust’s policy that the Master Portfolio receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 102% of the amount invested by the Master Portfolio in each repurchase agreement. If the seller defaults, and the value of the collateral declines, realization of the collateral by the Master Portfolio may be delayed or limited.
Written Options
The Master Portfolios may write (sell) call or put options for trading or hedging purposes. When a Master Portfolio writes an option, an amount equal to the premium received by the Master Portfolio is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing the option, the Master Portfolio may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. When an option expires on its stipulated expiration date or the Master Portfolio enters into a closing purchase transaction, the Master Portfolio realizes a gain or loss if the cost of the closing transaction differs from the premium received when the option was sold, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the Master Portfolio realizes a gain or loss from the sale of the security (or closing of the short sale). As collateral for uncovered written options, the Master Portfolio is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or unencumbered, liquid securities. This collateral is required to be adjusted daily to reflect the exercise price of the purchase obligation for

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2019

put options or the market value of the instrument underlying the contract for call options.
Foreign Currency Translations
The books and records of the Master Portfolios are maintained in U.S. dollars. For the Master Portfolios, foreign currency transactions are translated into U.S. dollars on the following basis: (i) market values of investment securities and other assets and liabilities are translated at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The Master Portfolios do not isolate and treat as ordinary income that portion of the results of operations arising as a result of changes in the exchange rate from the fluctuations arising from changes in the market prices of securities held during the period. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes, the Master Portfolios do isolate and treat as ordinary income the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the effect of changes in foreign exchange rates arising between trade date and settlement date.
Restricted and Illiquid Securities
The Master Portfolios may invest in restricted securities. These securities are valued by the Master Portfolios after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance. The Master Portfolios have no right to require registration of unregistered securities. The 144A securities have been deemed to be liquid by the Master Portfolios Adviser under the supervision of the Board of Trustees. At December 31, 2019, the following Master Portfolios held securities restricted to institutional investors (144A Securities):

		Percentage of
	Market Value	Net Assets
The Multi-Disciplinary Income Portfolio	$5,618,406	15.96%

An illiquid asset is any asset which may not be sold or disposed of in current market conditions within seven days without the sale or disposition

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2019

significantly changing the market value of the investment. At December 31, 2019, the following Master Portfolios held illiquid securities:

			Percentage of
	Market Value		Net Assets
The Internet Portfolio	$—	*	0.00%
The Paradigm Portfolio	—	*	0.00%
The Multi-Disciplinary Income Portfolio	166,398		0.47%

* Amount is less than $0.50

When-Issued Securities
The Master Portfolios may purchase securities on a when-issued or delayed delivery basis. Although the purchase amounts of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date. The Master Portfolios record purchases of when-issued securities and reflect the values of such securities in determining net asset value in the same manner as other portfolio securities. The Master Portfolios maintain at all times cash or other liquid assets in an amount at least equal to the amount of outstanding commitments for when-issued securities.
Securities Lending
Each Master Portfolio may lend its portfolio securities to broker-dealers by entering directly into lending arrangements with such broker dealers or indirectly through repurchase agreements with respect to no more than 33 1 / 3 % of the total assets of each Master Portfolio (including any collateral posted) or 50% of the total assets of each Master Portfolio (excluding any collateral posted). Securities lending and repurchase transactions will be fully collateralized at all times with cash and/or short-term debt obligations. The Master Portfolios receive interest on the collateral received as well as a fee for the securities loaned.
Significant Investments
The Portfolios may invest a greater percentage of their assets in one or more individual securities at any time. The greater percentage of assets in individual securities (not including short-term investments or other funds) expose the portfolios to the risk of unanticipated industry conditions, the risks particular to a single company or security, and the risk of potentially lower liquidity. At December 31, 2019, The Internet Portfolio, The Global Portfolio, The Paradigm

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2019

Portfolio, The Medical Portfolio, The Small Cap Opportunities Portfolio, The Market Opportunities Portfolio and The Multi-Disciplinary Income Portfolio invested approximately 41%, 31%, 44%, 85%, 54%, 39% and 45% of their respective net assets in individual securities greater than 5% of net assets. See the respective Schedule of Investments for further details.
Holding a large concentration in a single security or issuer may expose the portfolios to the market volatility of that specific security or issuer if the security or issuer performs worse than the market as a whole, which could adversely affect the portfolios’ performance. At December 31, 2019, The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio, The Small Cap Opportunities Portfolio and The Market Opportunities Portfolio holds 14%, 16%, 37%, 35% and 33% of their respective net assets in Texas Pacific Land Trust and because a large portion of its revenue is derived from oil and gas royalties, the performance of the portfolios could be adversely affected if the underlying markets for oil and gas were to decline, thereby having a more significant impact on the portfolios given the concentration in this holding.
Short-Term Investments
The Portfolios may invest in money market funds and short-term high quality debt securities such as commercial paper, repurchase agreements and certificates of deposit. Money market funds typically invest in short-term instruments and attempt to maintain a stable net asset value. While the risk is low, these funds may lose value.
Expense Allocation
Common expenses incurred by the Master Portfolios are allocated among the Master Portfolios (i) based upon relative average net assets, (ii) as incurred on a specific identification basis, or (iii) equally among the Master Portfolios, depending on the nature of the expenditure. All expenses incurred by the Master Portfolios are allocated to the Feeder Funds daily based on their proportionate interests in the respective Master Portfolios.
Federal Income Taxes
Each Master Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in a Master Portfolio will be subject to taxation on its share of the Master Portfolio’s ordinary income and capital gains. It is intended that each Master Portfolio’s assets will be managed so an investor in

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2019

the Master Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.
There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. As of December 31, 2019, open tax years include the tax years ended December 31, 2016 through December 31, 2019. The Master Portfolios are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.
Other
Realized gains and losses on the sale of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accounted for on the accrual basis and includes amortization of premiums and accretion of discounts on the effective interest method. Other noncash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been incorporated in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.
3. Investment Adviser
The Trust has entered into Investment Advisory Agreements (the “Agreements”) with Horizon Kinetics Asset Management LLC (the “Adviser”), with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Master Portfolios. The Adviser is a wholly-owned subsidiary of Horizon Kinetics LLC. Under the terms of the Agreements, the Master Portfolios, except the Alternative Income Portfolio, compensate the Adviser for its management services at the annual rate of 1.25% of each Master Portfolio’s average daily net assets. The Alternative Income Portfolio compensates the Adviser for its management services at the annual rate of 0.90% of the Master Portfolio’s average daily net assets.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2019

For the year ended December 31, 2019, Master Portfolios incurred the following expenses pursuant to the Agreements:

Investment Advisory Fees
The Internet Portfolio	$1,535,712
The Global Portfolio	167,722
The Paradigm Portfolio	9,769,583
The Medical Portfolio	205,196
The Small Cap Opportunities Portfolio	3,645,433
The Market Opportunities Portfolio	1,045,328
The Alternative Income Portfolio	166,040
The Multi-Disciplinary Income Portfolio	460,664

For the year ended December 31, 2019, the Trust was allocated approximately $26,000 for the services of the Chief Compliance Officer employed by the Adviser.
4. Securities Transactions
Purchases and sales of investment securities, other than short-term investments and short-term options, for the year ended December 31, 2019, were as follows:

	Purchases		Sales
	U.S.		U.S.
	Government	Other	Government	Other
The Internet Portfolio	$—	$938,198	$—	$9,701,299
The Global Portfolio	—	441,685	—	340,992
The Paradigm Portfolio	—	5,711,413	—	110,725,059
The Medical Portfolio	—	968,335	—	2,762,109
The Small Cap
Opportunities Portfolio	—	11,449,978	—	7,779,476
The Market Opportunities Portfolio	—	1,701,668	—	3,120,840
The Alternative Income Portfolio	—	—	—	—
The Multi-Disciplinary
Income Portfolio	—	7,967	—	8,330,080

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2019

As of December 31, 2019, the cost of investments and unrealized appreciation (depreciation) on investment securities for federal income tax purposes was as follows:

	Internet	Global	Paradigm	Medical
Tax Cost of Investments	$57,636,497	$4,272,772	$283,026,517	$10,129,471
Unrealized Appreciation	26,772,318	3,732,313	392,855,096	7,444,778
Unrealized Depreciation	(1,911,461)	(606,965)	(22,211,170)	(1,081,924)
Net Unrealized Appreciation	$24,860,857	$3,125,348	$370,643,926	$6,362,854

				Multi-
	Small Cap	Market	Alternative	Disciplinary
	Opportunities	Opportunities	Income	Income
Tax Cost of Investments	$146,244,517	$24,219,461	$8,188,253	$31,424,054
Unrealized Appreciation	117,857,723	29,695,243	67,260	1,525,192
Unrealized Depreciation	(39,214,352)	(2,750,816)	(48)	(2,490,173)
Net Unrealized
Appreciation (Depreciation)	$78,643,371	$26,944,427	$67,212	$(964,981)

5. Portfolio Securities Loaned
As of December 31, 2019, the Master Portfolios had loaned securities that were collateralized by cash. The majority of the cash collateral is invested by the custodian in a money market pooled account approved by the Adviser. Although risk is mitigated by the collateral, a Master Portfolio could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. The Master Portfolio receives interest on the collateral received as well as a fee for the securities loaned. The Master Portfolios will continue to receive dividends and interest on all securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be accounted for by the Master Portfolios. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. As the securities loans are subject to termination by the Funds or the borrower at any time, the remaining maturities of the outstanding securities lending transactions are considered to be overnight and continuous. The value of the securities on loan and the value of the related collateral at December 31, 2019, were as follows:

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2019

	Securities	Collateral
The Internet Portfolio	$6,192,934	$6,498,625
The Global Portfolio	86,265	92,164
The Paradigm Portfolio	23,594,367	24,872,480
The Medical Portfolio	26,562	27,300
The Small Cap Opportunities Portfolio	2,502,504	2,673,242
The Market Opportunities Portfolio	740,589	791,228
The Alternative Income Portfolio	—	—
The Multi-Disciplinary Income Portfolio	2,296,938	2,353,350

6. Selected Financial Highlights
Financial highlights for the Master Portfolios were as follows:

	The Internet Portfolio
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2017	2016	2015
Total Return	26.92%	(26.86)%	57.90%	3.09%	(4.95)%
Ratio of expenses to
average net assets:	1.37%	1.38%	1.37%	1.37%	1.35%
Ratio of net investment
income (loss) to
average net assets:	(0.29)%	(0.60)%	1.27%	(1.18)%	(1.05)%
Portfolio turnover rate	1%	15%	44%	2%	1%

	The Global Portfolio
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2017	2016	2015
Total Return	21.41%	(23.85)%	49.37%	14.13%	(14.13)%
Ratio of expenses to
average net assets:	1.59%	1.66%	1.59%	1.66%	1.69%
Ratio of net investment
income (loss) to
average net assets:	(0.18)%	(0.57)%	1.88%	(0.44)%	(0.59)%
Portfolio turnover rate	5%	28%	169%	11%	16%

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2019

	The Paradigm Portfolio
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2017	2016	2015
Total Return	30.77%	(5.27)%	28.69%	20.72%	(8.04)%
Ratio of expenses to
average net assets:	1.35%	1.36%	1.36%	1.37%	1.35%
Ratio of net investment
income (loss) to
average net assets:	(0.43)%	(0.65)%	(0.53)%	(0.84)%	(0.63)%
Portfolio turnover rate	1%	3%	14%	2%	2%

	The Medical Portfolio
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2017	2016	2015
Total Return	15.92%	1.59%	10.67%	(8.04)%	6.58%
Ratio of expenses to
average net assets:	1.51%	1.47%	1.43%	1.42%	1.40%
Ratio of net investment
income (loss) to
average net assets:	1.22%	0.96%	0.82%	0.66%	0.24%
Portfolio turnover rate	6%	0%	0%	0%	12%

	The Small Cap Opportunities Portfolio
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2017	2016	2015
Total Return	27.34%	0.56%	26.50%	24.67%	(11.97)%
Ratio of expenses to
average net assets:	1.36%	1.37%	1.37%	1.36%	1.35%
Ratio of net investment
income (loss) to
average net assets:	(0.20)%	(0.33)%	(0.47)%	(0.75)%	(0.65)%
Portfolio turnover rate	4%	3%	9%	4%	2%

	The Market Opportunities Portfolio
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2017	2016	2015
Total Return	22.77%	(10.62)%	47.53%	20.68%	(8.87)%
Ratio of expenses to
average net assets:	1.39%	1.40%	1.39%	1.41%	1.40%
Ratio of net investment
income (loss) to
average net assets:	(0.00)%	(0.30)%	1.05%	(0.73)%	(0.66)%
Portfolio turnover rate	4%	8%	35%	5%	2%

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2019

	The Alternative Income Portfolio
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2017	2016	2015
Total Return	2.28%	0.77%	2.20%	3.85%	2.73%
Ratio of expenses to
average net assets:	1.14%	1.10%	1.07%	1.10%	1.16%
Ratio of net investment
income (loss) to
average net assets:	1.22%	0.79%	(0.04)%	(0.16)%	(0.20)%
Portfolio turnover rate	0%	0%	0%	1%	6%

	The Multi-Disciplinary Income Portfolio
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2017	2016	2015
Total Return	9.13%	(0.93)%	4.84%	10.52%	(2.05)%
Ratio of expenses to
average net assets:	1.44%	1.42%	1.40%	1.38%	1.37%
Ratio of net investment
income (loss) to
average net assets:	4.15%	4.13%	3.47%	4.13%	3.50%
Portfolio turnover rate	0%	2%	16%	9%	10%

7. Summary of Fair Value Exposure
Various inputs are used in determining the value of a Master Portfolio’s investments. These inputs are summarized in the three broad levels listed below:
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that a Master Portfolio has the ability to access.
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing a Master Portfolio’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2019

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
The Internet Portfolio
The following is a summary of the inputs used to value the The Internet Portfolio’s net assets as of December 31, 2019:

Assets^	Level 1	Level 2	Level 3		Total
Common Stocks	$64,916,708	$—	$—		$64,916,708
Unit Investment Trust	17,580,646	—	—		17,580,646
Escrow Notes	—	—	—	*	—	*
Total Investments in Securities	$82,497,354	$—	$—	*	$82,497,354

During the year ended December 31, 2019, there were no transfers into or out of Level 3.
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Investments in Securities
Balance as of December 31, 2018	$—	*
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—	**
Net purchases and/or acquisitions	—
Net sales and/or write-offs	—
Transfer in and/or out of Level 3	—
Balance as of December 31, 2019	$—	*

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2019

	Fair Value at		Valuation	Unobservable
Description	12/31/2019		Techniques	Input	Range
Escrow Notes	$—	*	Value Assigned	No active	$0.00-$0.00
			Pending Bankruptcy	market
Litigation
Proceedings/Market
Comparables

There is no active market for the Level 3 securities, so a value is being assigned until such time as a market exists.

^	See Consolidated Portfolio of Investments for breakout of investments by industry classification.
*	Amount is less than $0.50.
**	Total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to Level 3 Securities held on December 31, 2019 is zero.

The Global Portfolio
The following is a summary of the inputs used to value the The Global Portfolio’s net assets as of December 31, 2019:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$5,803,747	$292,418	$—	$6,096,165
Unit Investment Trust	1,281,899	—	—	1,281,899
Preferred Stocks	—	9,862	—	9,862
Convertible Bonds	—	719	—	719
Warrants	—	9,475	—	9,475
Total Investments in Securities	$7,085,646	$312,474	$—	$7,398,120

As of December 31, 2019, there were no investments in Level 3 securities. During the year ended December 31, 2019, there were no transfers into or out of Level 3.

^	See Consolidated Portfolio of Investments for breakout of investments by industry classification.

The Paradigm Portfolio
The following is a summary of the inputs used to value the The Paradigm Portfolio’s net assets as of December 31, 2019:

Assets^	Level 1	Level 2	Level 3		Total
Common Stocks	$634,163,027	$3,400,992	$—		$637,564,019
Unit Investment Trust	16,098,264	—	—		16,098,264
Preferred Stocks	—	4,156	—		4,156
Escrow Notes	—	—	—	*	—	*
Warrants	—	4,004	—		4,004
Total Investments in Securities	$650,261,291	$3,409,152	$—	*	$653,670,443

During the year ended December 31, 2019, there were no transfers into or out of Level 3.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2019

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Investments in Securities
Balance as of December 31, 2018	$—	*
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—	**
Net purchases and/or acquisitions	—
Net sales and/or write-offs	—
Transfer in and/or out of Level 3	—
Balance as of December 31, 2019	$—	*

	Fair Value at		Valuation	Unobservable
Description	12/31/2019		Techniques	Input	Range
Escrow Notes	$—	*	Value Assigned	No active	$0.00-$0.00
			Pending Bankruptcy	market
Litigation
Proceedings/Market
Comparables

There is no active market for the Level 3 securities, so a value is being assigned until such time as a market exists.

^	See Consolidated Portfolio of Investments for breakout of investments by industry classification.
*	Amount is less than $0.50.
**	Total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to Level 3 Securities held on December 31, 2019 is zero.

The Medical Portfolio
The following is a summary of the inputs used to value the The Medical Portfolio’s net assets as of December 31, 2019:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$16,447,386	$—	$—	$16,447,386
Rights	43,390	1,549	—	44,939
Total Investments in Securities	$16,490,776	$1,549	$—	$16,492,325

As of December 31, 2019, there were no investments in Level 3 securities. During the year ended December 31, 2019, there were no transfers into or out of Level 3.

^	See Portfolio of Investments for breakout of investments by industry classification.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2019

The Small Cap Opportunities Portfolio
The following is a summary of the inputs used to value the The Small Cap Opportunities Portfolio’s net assets as of December 31, 2019:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$189,796,948	$30,625,003	$—	$220,421,951
Unit Investment Trust	2,515,354	—	—	2,515,354
Preferred Stocks	—	994,517	—	994,517
Warrants	—	956,066	—	956,066
Total Investments in Securities	$192,312,302	$32,575,586	$—	$224,887,888

As of December 31, 2019, there were no investments in Level 3 securities. During the year ended December 31, 2019, there were no transfers into or out of Level 3.

^	See Consolidated Portfolio of Investments for breakout of investments by industry classification.

The Market Opportunities Portfolio
The following is a summary of the inputs used to value the The Market Opportunities Portfolio’s net assets as of December 31, 2019:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$41,589,508	$4,200,526	$—	$45,790,034
Unit Investment Trust	4,929,348	—	—	4,929,348
Preferred Stocks	—	226,583	—	226,583
Convertible Bonds	—	100	—	100
Warrants	—	217,823	—	217,823
Total Investments in Securities	$46,518,856	$4,645,032	$—	$51,163,888

As of December 31, 2019, there were no investments in Level 3 securities. During the year ended December 31, 2019, there were no transfers into or out of Level 3.

^	See Consolidated Portfolio of Investments for breakout of investments by industry classification.

The Alternative Income Portfolio
The following is a summary of the inputs used to value the The Alternative Income Portfolio’s net assets as of December 31, 2019:

Assets^	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$5,872,004	$—	$—	$5,872,004
Short-Term Investments	2,383,461	—	—	2,383,461
Total Investments in Securities	$8,255,465	$—	$—	$8,255,465

As of December 31, 2019, there were no investments in Level 3 securities. During the year ended December 31, 2019, there were no transfers into or out of Level 3.

^	See Portfolio of Investments for breakout of investments by industry classification.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2019

The Multi-Disciplinary Income Portfolio
The following is a summary of the inputs used to value the The Multi-Disciplinary Income Portfolio’s net assets as of December 31, 2019:

Assets^	Level 1	Level 2	Level 3	Total
Convertible Bonds	$—	$634,042	$—	$634,042
Corporate Bonds	—	26,505,945	—	26,505,945
Municipal Bonds	—	166,398	—	166,398
Closed-End Funds	3,152,688	—	—	3,152,688
Total Investments in Securities	$3,152,688	$27,306,385	$—	$30,459,073

As of December 31, 2019, there were no investments in Level 3 securities. During the year ended December 31, 2019, there were no transfers into or out of Level 3.

^	See Portfolio of Investments for breakout of investments by industry classification.

8. Disclosures about Derivative Instruments and Hedging Activities
The Master Portfolios have adopted authoritative standards regarding disclosure of derivatives and hedging activity intended to improve financial reporting of derivative instruments by enabling investors to understand how and why a Master Portfolio uses derivatives, how derivatives are accounted for by the Master Portfolios, and how derivative instruments affect a Master Portfolio’s results of operations and financial position. The Master Portfolios utilized options to implement or to gain further exposure to their respective investment strategies. At December 31, 2019, none of the Portfolios held any derivative instruments.
The following is a summary of the transactions in and effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019:

		Statement of Operations
		Realized	Change in Unrealized
	Derivative Equity Contracts	Gain (Loss)	Depreciation
The Alternative
Income Portfolio	Put Options Written	$31,663	$(26,903)

9. Offsetting Assets and Liabilities
The Master Portfolios are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow a Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2019

Netting Arrangements also specify collateral posting arrangements at prearranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specific threshold depending on the counterparty and the type of Master Netting Arrangement.
The following is a summary of the Assets and Liabilities subject to offsetting in the Master Portfolios as of December 31, 2019:

			Net
		Gross	Amounts	Gross Amounts not Offset
		Amounts	Presented	in the Statement of
	Gross	Offset in the	in the	Assets & Liabilities
	Amounts of	Statement	Statement		Collateral
	Recognized	of Assets &	of Assets &	Financial	Pledged	Net
	Liabilities	Liabilities	Liabilities	Instruments	(Received)	Amount
The Internet Portfolio
Securities Lending	$6,498,625	$—	$6,498,625	$6,498,625	$—	$—
	$6,498,625	$—	$6,498,625	$6,498,625	$—	$—

The Global Portfolio
Securities Lending	$92,164	$—	$92,164	$92,164	$—	$—
	$92,164	$—	$92,164	$92,164	$—	$—

The Paradigm Portfolio
Securities Lending	$24,872,480	$—	$24,872,480	$24,872,480	$—	$—
	$24,872,480	$—	$24,872,480	$24,872,480	$—	$—

The Medical Portfolio
Securities Lending	$27,300	$—	$27,300	$27,300	$—	$—
	$27,300	$—	$27,300	$27,300	$—	$—

The Small Cap
Opportunities Portfolio
Securities Lending	$2,673,242	$—	$2,673,242	$2,673,242	$—	$—
	$2,673,242	$—	$2,673,242	$2,673,242	$—	$—

The Market
Opportunities Portfolio
Securities Lending	$791,228	$—	$791,228	$791,228	$—	$—
	$791,228	$—	$791,228	$791,228	$—	$—

The Multi-Disciplinary
Income Portfolio
Securities Lending	$2,353,350	$—	$2,353,350	$2,353,350	$—	$—
	$2,353,350	$—	$2,353,350	$2,353,350	$—	$—

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Consolidated Financial Statements —
(Continued) December 31, 2019

10. Subsequent Events
In preparing these financial statements, management has evaluated Portfolio related events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or translations that occurred during the year that materially impacted the amounts or disclosures in the Master Portfolios’ financial statements.
11. Recent Accounting Pronouncements
In March 2017, the FASB issued ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). The amendments in ASU2017-08 shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. ASU 2017-08 is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Effective, January 1, 2019, the Master Portfolios adopted ASU 2017-08 and the adoption did not have a material impact on the Master Portfolios’ financial statements.
12. Information about Proxy Voting (Unaudited)
Information regarding how the Feeder Funds and the Master Portfolios vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-800-930-3828 or by accessing the Funds’ website at www.kineticsfunds.com and by accessing the SEC’s website at www.sec.gov. Information regarding how the Feeder Funds and the Master Portfolios voted proxies relating to portfolio securities during the most recent twelve month period ended June 30, is available without charge, upon request, by calling toll- free at 1-800-930-3828 or by accessing the SEC’s website at www.sec.gov.
13. Information about the Portfolio Holdings (Unaudited)
The Master Portfolios file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Part F of Form N-PORT. The Master Portfolios’ Part F of Form N-PORT is available without charge, upon request, by calling toll-free at 1-800-930-3828. Furthermore, you can obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov.

KINETICS PORTFOLIOS TRUST
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
of Kinetics Portfolios Trust

Opinion on the Financial Statements
We have audited the accompanying statements [consolidated where noted as such] of assets and liabilities of The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio, The Medical Portfolio, The Small Cap Opportunities Portfolio, The Market Opportunities Portfolio, The Alternative Income Portfolio, and The Multi-Disciplinary Income Portfolio (the “Funds”), each a series of Kinetics Portfolios Trust (the “Trust”), including the schedules of investments, as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the [consolidated where noted as such] financial position of the Funds as of December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2004.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made

KINETICS PORTFOLIOS TRUST
Report of Independent Registered Public Accounting Firm (Continued)

by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
Philadelphia, Pennsylvania
March 2, 2020

KINETICS PORTFOLIOS TRUST
Management of the Funds and the Portfolios
(Unaudited)

Management of the Funds and the Portfolios
The management and affairs of the Funds and the Portfolios are supervised by the Board of Directors of the Company and the Board of Trustees of the Trust, respectively. Each Board consists of the same eight individuals, five of whom are not “interested persons” of the Company or the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Directors are fiduciaries for the Funds’ shareholders and are governed by the laws of the State of Maryland in this regard. The Trustees are fiduciaries for the Portfolios’ shareholders and are governed by the laws of the State of Delaware in this regard.
Each Board establishes policies for the operation of the Funds and the Portfolios and appoints the officers who conduct the daily business of the Funds and the Portfolios. Directors/Trustees of the Company and the Trust are listed below with their addresses, present positions with the Company and Trust, length of time served, principal occupations over at least the last five years, number of Funds and Portfolios overseen and any other Directorships held. The SAI includes additional information about the Funds’ officers and directors and is available, without charge, upon request by calling 1-800-930-3828.
Board of Directors/Board of Trustees
Independent Directors/Trustees

Term of
	Position(s)	Office and
	Held with	Length of
Name, Address and Year of Birth	Company/ Trust	Time Served
Steven T. Russell	Independent Director/	Indefinite/
Year Born: 1963	Independent Trustee	19 years
c/o Horizon Kinetics Asset Management LLC
470 Park Avenue South
New York, New York 10016

Douglas Cohen, CPA	Independent Director/	Indefinite/
Year Born: 1961	Independent Trustee	19 years
c/o Horizon Kinetics Asset Management LLC
470 Park Avenue South
New York, New York 10016

KINETICS PORTFOLIOS TRUST
Management of the Funds and the Portfolios —
(Continued) (Unaudited)

	# of Portfolios
	in Fund Complex(1)
	Overseen by
Principal Occupation(s)	Director/	Other Directorships
During Past Five Years	Trustee	Held by Director/Trustee(2)
Steven Russell Law Firm (April 2010	17	N/A
to present); Professor of Business Law and
Finance, Suffolk County Community
College (1997 to present).

Chief Financial Officer, Sunrise Credit	17	N/A
Services, Inc. (2005 to present).

KINETICS PORTFOLIOS TRUST
Management of the Funds and the Portfolios —
(Continued) (Unaudited)

Board of Directors/Board of Trustees (Continued)
Independent Directors/Trustees (Continued)

Term of
	Position(s)	Office and
	Held with	Length of
Name, Address and Year of Birth	Company/ Trust	Time Served
William J. Graham	Independent Director/	Indefinite/
Year Born: 1962	Independent Trustee	19 years
c/o Horizon Kinetics Asset Management LLC
470 Park Avenue South
New York, New York 10016

Joseph E. Breslin	Independent Director/	Indefinite/
Year Born: 1953	Independent Trustee	19 years
c/o Horizon Kinetics Asset Management LLC
470 Park Avenue South
New York, New York 10016

James M. Breen	Independent Director/	Indefinite/
Year Born: 1959	Independent Trustee	11 years
c/o Horizon Kinetics Asset Management LLC
470 Park Avenue South
New York, New York 10016

KINETICS PORTFOLIOS TRUST
Management of the Funds and the Portfolios —
(Continued) (Unaudited)

	# of Portfolios
	in Fund Complex(1)
	Overseen by
Principal Occupation(s)	Director/	Other Directorships
During Past Five Years	Trustee	Held by Director/Trustee(2)
Attorney, William J. Graham, PC	17	N/A
(2001 to present); Assistant Town
Attorney, Town of Islip, NY
(2016 to present).

J.E. Breslin & Co. – Consulting	17	Northern Lights Fund Trust IV
(2010 to present); Senior Counsel,		(20 portfolios) (2016-present);
White Oak Global Advisors, LLC		Trustee, Forethought Variable
(2017 to present).		Insurance Trust (5 portfolios);
		Trustee, Hatteras Alternative
		Mutual Funds Trust (8 portfolios)
		(2004-2016); Trustee, Underlying
		Funds Trust (2 portfolios) (2004-
		2016); Trustee, HCIM Trust (2
		portfolios) (2013-2015); Manager,
		Hatteras Global Private Equity
		Partners Institutional, LLC (2012-
		2016); Manager, Hatteras GPEP
		Fund II, LLC (2012-2016);
		Manager, Hatteras VC Co-
		Investment Fund II LLC (2012-
		2016); Manager, Hatteras Master
		Fund, L.P. (2012-2016); Manager,
		Hatteras Core Alternatives TEI
		Fund, L.P. (2012-2016); Manager,
		Hatteras Core Alternatives Fund,
		L.P. (2012-2016); Manager,
		Hatteras Core Alternatives
		Institutional Fund, L.P. (2012-
		2016); Manager, Hatteras Core
		Alternatives TEI Institutional
		Fund, L.P. (2012-2016); and
		Trustee, Hatteras Variable Trust
		(2012-2013); Trustee.

Special Agent, Florida Department of Law	17	N/A
Enforcement (2015 to 2019); Senior AML
Analyst, Citibank (2014-2015); Senior
Special Agent, Homeland Security
Investigations, Miami, FL (2011 to 2014).

KINETICS PORTFOLIOS TRUST
Management of the Funds and the Portfolios —
(Continued) (Unaudited)

Board of Directors/Board of Trustees (Continued)
Interested Directors/Trustees and Officers
Term of
	Position(s)	Office and
	Held with the	Length of
Name, Address and Year of Birth	Company/ Trust	Time Served
Murray Stahl(3)	Director/Trustee	Indefinite/
Year Born: 1953	& Secretary	19 years
c/o Horizon Kinetics Asset Management LLC
470 Park Avenue South
New York, New York 10016

KINETICS PORTFOLIOS TRUST
Management of the Funds and the Portfolios —
(Continued) (Unaudited)

# of Portfolios
in Fund Complex(1)
Overseen by
Principal Occupation(s)	Director/	Other Directorships
During Past Five Years	Trustee	Held by Director/Trustee(2)
Chairman, FRMO Corp. (2001 to present)	17	Director and Officer of
(provides consulting services to private		FRMO Corp.
investment funds and research services with
respect to marketable securities); Chairman		Additionally, Murray is an
and Chief Investment Officer, Horizon		owner and director of
Kinetics LLC, (including Horizon Asset		MSRH, LLC (“MSRH”),
Management LLC (an investment adviser)		an independent exempt
(1994 to present); Horizon Kinetics Asset		reporting adviser that
Management LLC and Kinetics Advisers LLC		serves as the investment
(2000 to present)); CEO, Horizon Kinetics		manager and general
LLC (2015 to present). Chairman, President,		partner of two U.S.
RENN Fund, Inc. (2017-present).		private funds.

Murray is also the Chairman
of the Board of Directors of
the Minneapolis Grain
Exchange (“MGEX”), a
designated contract market
and derivatives clearing
organization.

Murray is a member of the
Board of the Bermuda Stock
Exchange (“BSX”),
incorporated pursuant to The
Bermuda Stock Exchange
Company Act of 1992.

Murray is a Director of IL&FS
Securities Services Limited, a
company based in India.

Murray is also a shareholder
and Director of Winland
Holdings Corporation
(“WELX”), a publicly traded
company.

(Missing Graphic Reference)

KINETICS PORTFOLIOS TRUST
Management of the Funds and the Portfolios —
(Continued) (Unaudited)

Board of Directors/Board of Trustees (Continued)
Interested Directors/Trustees and Officers

Term of
	Position(s)	Office and
	Held with the	Length of
Name, Address and Year of Birth	Company/ Trust	Time Served
Peter B. Doyle(3)	Director/Trustee,	Indefinite/
Year Born: 1962	President & Chairman	17 years
c/o Horizon Kinetics Asset Management LLC	of the Board
470 Park Avenue South
New York, New York 10016

Leonid Polyakov(3)	Director/Trustee	Indefinite/
Year Born: 1959	& Treasurer	17 years
c/o Horizon Kinetics Asset Management LLC
470 Park Avenue South
New York, New York 10016

(1)	The term “fund complex” refers to the Company and the Trust, which hold themselves out as related for investment purposes.
(2)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or investment companies registered under the 1940 Act.

KINETICS PORTFOLIOS TRUST
Management of the Funds and the Portfolios —
(Continued) (Unaudited)

	# of Portfolios
	in Fund Complex(1)
	Overseen by
Principal Occupation(s)	Director/	Other Directorships
During Past Five Years	Trustee	Held by Director/Trustee(2)
Vice President, Horizon Asset Management
LLC (1994 to 2011); Vice President, FMRO Corp.	17	Director and Officer of
2001 to present) (provides consulting services		FRMO Corp.
(to private investment funds and research
services with respect to marketable securities);
Managing Director, Horizon Kinetics LLC
(including Horizon Asset Management LLC (an
investment adviser) (1994 to present); Horizon
Kinetics Asset Management LLC and Kinetics
Advisers LLC (2000 to present)); and President of
Kinetics Mutual Funds, Inc. (1998 to present).

CFO, Horizon Kinetics Asset Management	17	N/A
LLC (2000 to 2011); CFO and FINOP, Kinetics
Funds Distributor LLC (2002 to 2011); Director,
Kinetics Advisers LLC (2000 to 2011).

(3)	Directors/Trustees who are considered “interested persons” as defined in Section 2(a)(19) of the 1940
Act because of their association with the Adviser and its affiliates.

KINETICS PORTFOLIOS TRUST
Management of the Funds and the Portfolios —
(Continued) (Unaudited)

Board of Directors/Board of Trustees (Continued)
Officers

Term of
	Position(s)	Office and
	Held with the	Length of
Name, Address and Age	Company/ Trust	Time Served
Andrew M. Fishman	Chief Compliance	Indefinite/
Year Born: 1950	Officer	15 years
c/o Horizon Kinetics Asset Management LLC
470 Park Avenue South
New York, New York 10016

Jay H. Kesslen	Vice President and	Indefinite/
Year Born: 1973	Assistant Secretary	15 years
c/o Horizon Kinetics Asset Management LLC
470 Park Avenue South
New York, New York 10016

KINETICS PORTFOLIOS TRUST
Management of the Funds and the Portfolios —
(Continued) (Unaudited)

Principal Occupation(s) During Past Five Years	Other Directorships Held by Officer
Associate General Counsel, Horizon Kinetics LLC (2011 to present); General Counsel, Horizon Asset Management, Inc. (1997 to 2011); Secretary, Horizon Asset Management, Inc. (2006 to 2011); Chief Compliance Officer, Horizon Asset Management, Inc. (1997 to 2008); Chief Compliance Officer, Horizon Kinetics Asset Management LLC. (1999 to 2011); Chief Compliance Officer, Kinetics Advisers LLC (2000 to 2011).	N/A

General Counsel, Horizon Kinetics LLC (including Horizon Asset Management LLC (an investment adviser) (2011 to present), Horizon Kinetics Asset Management LLC (2000 to present), Kinetics Advisers LLC (2000 to present), Kinetics Funds Distributor LLC (2000 to present), KBDSecurities LLC (2000 to present)); FRMO Corp. (2014 to present); Chief Compliance Officer, Horizon Kinetics LLC (2015-2016). Vice President, Chief Compliance Officer, RENN Fund, Inc. (2017-present).
N/A

KINETICS MUTUAL FUNDS, INC. & KINETICS PORTFOLIOS TRUST
Privacy Policy (Unaudited)

We collect the following nonpublic personal information about you:
•
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.
This privacy policy is not part of the annual report.

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Kinetics Mutual Funds, Inc.

615 East Michigan Street
Milwaukee, WI 53202

INVESTMENT ADVISER AND
SHAREHOLDER SERVICING AGENT
Horizon Kinetics Asset Management LLC
470 Park Avenue South
New York, NY 10016

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
50 South 16th Street
Suite 2900
Philadelphia, PA 19102

ADMINISTRATOR
FUND ACCOUNTANT AND
TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 River Center Drive, Suite 302
Milwaukee, WI 53212

THIS MATERIAL MUST BE PRECEDED OR
ACCOMPANIED BY A PROSPECTUS

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees/directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Douglas Cohen and Mr. Joseph Breslin are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2019 Kinetics Portfolios Trust	FYE 12/31/2019 Kinetics Mutual Funds	FYE 12/31/2018 Kinetics Portfolios Trust	FYE 12/31/2018 Kinetics Mutual Funds
Audit Fees	89,625	105,825	89,625	105,825
Audit-Related Fees	0	0	0	0
Tax Fees	28,375.50	31,175.50	24,625	27,425
All Other Fees	0	0	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2019	FYE 12/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2019	FYE 12/31/2018
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d‑15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Filed herewith.

 (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

 (3) Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Kinetics Mutual Funds, Inc. & Kinetics Portfolios Trust

By (Signature and Title)* /s/ Peter B. Doyle
Peter B. Doyle, President

Date 3/5/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Peter B. Doyle
           Peter B. Doyle, President
Date 3/5/2020

By (Signature and Title)* /s/ Leonid Polyakov
                                                         Leonid Polyakov, Treasurer
Date 3/5/2020

* Print the name and title of each signing officer under his or her signature.